Exhibit 10.4

Execution Copy

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is made as of the 10th day of August, 2007, between The Lexington Master Limited Partnership, a Delaware limited partnership (“LMLP”), and Net Lease Strategic Assets Fund L.P., a Delaware limited partnership (the “Partnership”).

RECITALS

A.           The Partnership was formed pursuant to a limited partnership agreement, dated as of the date hereof (the “Partnership Agreement”), among LMLP, as a limited partner, LMLP GP LLC, a Delaware limited liability company (“LMLP GP”), as the general partner, Inland American (Net Lease) Sub, LLC, a Delaware limited liability company (“Inland”), as a limited partner.

B.           At each Closing, LMLP will sell or cause to be sold Property or Properties and/or direct or indirect interests in an Owner of Property or Owners of Properties to the Partnership subject to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1  Definitions.  In addition to the terms defined in this Agreement, the following terms shall have the meanings set forth herein:

“Business Day” means any day of the year other than Saturday, Sunday or any other day on which banks located in New York, New York generally are closed for business.

“Closing” shall have the meaning set forth in Section 4.1 hereof.  It being understood by the parties that this Agreement contemplates multiple Closings.

“Contribution Agreement” means that certain Contribution Agreement, dated of even date herewith, between LMLP and the Partnership.

“Endorsements” means the following endorsements (if available in the jurisdiction in which the Property is located) as required by the Partnership and Inland:  (i) owner’s comprehensive endorsement; (ii) location endorsement; (iii) zoning endorsement; (iv) legal lot endorsement; (v) separate tax lot endorsement; (vi) street access endorsement; (vii) survey endorsement; (viii) deletion of creditor’s rights exclusion; (ix) encroachment endorsement, if applicable; (x) restrictions endorsement, if applicable; (xi) Fairway endorsement, if applicable; (xii) non-imputation endorsement, if applicable; and (xiii) such other endorsements as agreed by the Parties.

“GP/Manager Entities” means each of the Persons listed on Schedule 1 hereto under the heading “GP/Manager Entity.”

“Ground Lease” means, as to a Property, the ground lease governing the lease hold interest in the Real Property.

“Ground Lease Estoppels” means estoppel certificates from the lessor of a Ground Lease, substantially in the form of Exhibit A attached hereto or in such other form as may be attached to the applicable Ground Lease.

“Honeywell Lease” means that certain Lease and Agreement, dated as of April 26, 1985, between Lexington Glendale LLC (as successor to GlenArrow Associates Limited Partnership by assignment) and Honeywell International Inc. (as successor to Sperry Corporation by assignment)

“Honeywell Property” means the property located at 19019 N. 59th Avenue, Glendale, Arizona.

“Intangible Property” means, as to a Property, all intangible property owned by the Owner and used in connection with the Real Property or the Personal Property including, without limitation, all of the Owner’s right, title and interest in and to all:  licenses; approvals; applications and permits issued or approved by any governmental authority and relating to the use, operation, ownership, occupancy and/or maintenance of the Real Property or the Personal Property; Service Contracts; utility arrangements; indemnities; claims against third parties; plans; drawings; specifications; surveys; maps; engineering reports and other technical descriptions; books and records; insurance proceeds and condemnation awards; and all other intangible rights used in connection with or relating to the Real Property or the Personal Property, including rights, if any to current and past names of the Real Property.

“Interest” means a direct or indirect equity interest in an Owner, as described on Schedule 1 hereto.

“Leases” means, as to a Property, all leases within the Improvements.

“LMLP Entity” means each of LMLP, each LMLP Sale Affiliate, each GP/Manager Entity and each Owner and “LMLP Entities” means LMLP, the LMLP Sale Affiliates, the GP/Manager Entities and the Owners, collectively.

“LMLP Sale Affiliate” means each of the Persons listed on Schedule 1 hereto under the heading “LMLP Sale Affiliate.”

“Loan” means a loan secured by a mortgage or deed of trust encumbering a Property, as shown on Schedule 1 hereto.

“Loan Documents” means the documents and instruments evidencing and securing a Loan (excluding any certificates or similar instruments delivered to the lender in connection with the origination of a Loan which do not contain any terms of the Loan).

“Owner” means each of the Persons listed on Schedule 1 hereto under the heading “Owner.”

“Permitted Exceptions” are such exceptions to title to a Property either (i) set forth on Schedule 4.2(a) hereto or (ii) as may be approved in writing by the Parties and Inland, which shall be the only exceptions to title shown in a Title Policy.

“Party” or “Parties” means, individually or collectively, as the case may be, LMLP and the Partnership, and their respective permitted successors and assigns.

“Partner” means a partner of the Partnership.

“Person” means any individual, corporation, partnership or other entity.

“Personal Property” means, as to each Property, all tangible property owned by the Owner now or on the Closing Date and used in conjunction with the operation, maintenance, ownership and/or occupancy of the Real Property including without limitation:  furniture; furnishings; art work; sculptures; paintings; office equipment and supplies; landscaping; plants; lawn equipment; and whether stored on or off the Real Property, tools and supplies, maintenance equipment, materials and supplies used in the operation of the Real Property, shelving and partitions, and any construction and finish materials and supplies not incorporated into the Improvements and held for repairs and replacements thereto, wherever located.

“Property” means, for each property described on Schedule 1 hereto, the fee simple interest or leasehold interest Real Property and Leases, Personal Property and Intangible Property related to it.

“Real Property” means, as to each Property, the real property, together with all rights, privileges, hereditaments and interests appurtenant thereto, including, without limitation:  any water and mineral rights, development rights, air rights, easements, and any and all rights of the Owner in and to any streets, alleys, passages and other rights of way; and all buildings and other improvements located on or affixed to such real property and all replacements and additions thereto (collectively, “Improvements”).

“ROFO/ROFR Rights” means the rights of first offer or rights of first refusal provided in the Leases set forth on Schedule 2 hereto.

“Sales Price” with respect to each Sold Asset means the value of the Property, as determined by the Parties, and shown on Schedule 1 hereto.

“Schedule 1” means Schedule 1 attached hereto, and any amendment or supplement thereto, or restatement thereof resulting from a Closing or an adjustment or proration under Section 4.4 hereof.

“Seimens Property” means the property located at 1404-1501 Nolan Ryan Parkway, Arlington, Texas.

“Selling Owner” means an Owner of a Sold Asset that is a Property.

“Service Contracts” means, as to each Property, all management, service, supply, equipment rental, and other contracts related to the operation, improvement or repair of the Real Property or the Personal Property.

“Sold Asset” means an Interest or a Property sold by LMLP to the Partnership.

“Tenant Estoppels” means estoppel certificates from tenants of a Property or Properties, substantially in the form of Exhibit B attached hereto or in such other form as may be attached to the  applicable Lease.

“Tenneco Property” means the property located at 904 Industrial Road, Marshall, Michigan.

“TIC Agreement” means the Amended and Restated Tenancy-In-Common Agreement, between Lexington Oklahoma City L.P. and 7th Street, Inc.

“TIC Consent” means the consent of 7th Street, Inc. to the sale of 100% of the membership interests in Lexington Oklahoma City Manager LLC and 100% limited partnership interests in Lexington Oklahoma City L.P.

“Title Company” means such title company or companies as may be selected by LMLP.

“Title Policy” means an ALTA Owner’s Policy (1992) of title insurance, with extended coverage, issued by the Title Company as of a Closing, in the amount of the Sales Price with respect to such Closing, containing the Endorsements, insuring that the Partnership, if the Property is the Sold Asset, or the Owner, if an Interest is the Sold Asset, is the owner of fee simple title or leasehold title, as applicable, to the Property, subject only to the Permitted Exceptions.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF LMLP

As of the date of a Closing, LMLP hereby represents and warrants as follows to the Partnership with respect to itself, the GP/Manager Entities, the Owners and the Properties.

2.1  Due Organization.  Each LMLP Entity has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, and is qualified to do business and in good standing in all jurisdictions where such qualification is necessary to carry on its business as now conducted.  True, correct and complete copies of the constituent documents of each GP Entity and each Owner (if applicable) have been delivered to the Partnership and Inland.

2.2  Due Authorization.  LMLP and, to the extent that a Sold Asset is a Property, the applicable Owner, has full power and authority to own and assign the Sold Asset and to enter into this Agreement and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance by each LMLP Entity of this Agreement, as applicable, have been duly and validly approved by all necessary limited partnership and limited liability company action, and, except for the TIC Consent, no other actions or proceedings on the part of any LMLP Entity are necessary to authorize this Agreement or the transactions contemplated hereby and thereby.  Except for the ROFO/ROFR Rights, no consent, waiver, approval, or authorization of, or filing, registration, or qualification with, or notice to, any governmental instrumentality or any Person (including without limitation, its partners, managers or members) is required to be made, obtained, or given by a LMLP Entity in connection with the execution, delivery, and performance of this Agreement and the sale of the Sold Asset or, if required, such consent or action has been obtained or taken.  Without limiting the generality of the foregoing, the performance of this Agreement by LMLP does not require the consent of the holder of any lien or Loan encumbering a Property, a Sold Asset or an LMLP Entity, or, if required, such consent will be obtained and a copy will be delivered to the Partnership and Inland on or prior to the Closing.  Additionally, the execution, delivery and performance of this Agreement by each LMLP Entity, as applicable, does not conflict with any organizational documents of LMLP or any other LMLP Entity. LMLP has duly and validly executed and delivered this Agreement.

2.3  Enforceability.  This Agreement constitutes, and the documents executed pursuant to this Agreement when executed will constitute, legal, valid and binding obligations of LMLP and of a Selling Owner (if applicable), enforceable against LMLP or such Owner in accordance with their respective terms, except to the extent such enforceability may be limited by applicable bankruptcy and other laws affecting creditors’ rights, or by general equitable principles.

2.4  Conflicts.  The execution and delivery of this Agreement, and the performance by LMLP under this Agreement, do not and will not conflict with or result in a breach of (with or without the passage of time or notice or both) the terms of any of LMLP’s constituent documents, any judgment, order or decree of any governmental authority binding on LMLP, and, to LMLP’s knowledge, do not breach or violate any applicable law, rule or regulation of any governmental authority.  Subject to obtaining waivers of all the ROFO/ROFR Rights, the execution, delivery and performance by LMLP under this Agreement will not result in a breach or violation of (with or without the passage of time or notice or both) the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which LMLP is a party or by which LMLP is bound or to which the Sold Asset, any GP/Manager Entity or any Owner is subject.

2.5  Sold Assets.  With respect to any Interest constituting a Sold Asset being sold by LMLP, LMLP holds title to such Interest free and clear of any liens, claims or other encumbrances, except as disclosed in writing to the Partnership and except as set forth on Schedule 1 and Schedule 2.5 hereto.  Except as indicated on Schedule 2.5 hereto, LMLP holds, either directly or indirectly, one hundred percent (100%) of the ownership interest in a GP/Manager Entity or an Owner.  LMLP has not, directly or indirectly, sold, conveyed, transferred, given, pledged, mortgaged or otherwise disposed of, encumbered or granted in any manner any interest in such Owner (other than intercompany loans which shall be satisfied by the applicable LMLP Entity as of the Closing); there are no outstanding warrants, options, rights, agreements, calls or other commitments to which an LMLP Entity (directly or indirectly) is a party relating to or providing for the sale, conveyance, transfer, gift, pledge, mortgage or other disposition, encumbrance or granting of, or permitting any Person to acquire any direct or indirect interest in, a GP/Manager Entity or an Owner.  Subject to obtaining waivers of all the ROFO/ROFR Rights and subject to obtaining the TIC Consent, LMLP has the absolute right, power and capacity, to sell, assign, convey, transfer and deliver the Interest as contemplated by this Agreement, free and clear of any liens, claims or other encumbrances, other than the applicable Loan.  Each applicable Owner is the sole owner of the applicable Property.  Except for a Selling Owner, each applicable Owner does not now own and has not at any time previously owned any assets or property other than the Property, and has engaged in no business other than the ownership of the Property.

2.6  Litigation.  Except as disclosed in writing to the Partnership and Inland, to LMLP’s knowledge, there is no action, suit or proceeding pending or threatened against a GP/Manager Entity, any Owner or a Property which, if adversely determined, would have a material adverse effect on the financial condition or results of operations of the GP/Manager Entity, the Owner or the Property, or which challenges or impairs LMLP’s ability to execute, deliver or perform under this Agreement or to assign the Sold Asset, or to consummate the transaction as contemplated herein.

2.7  Contractors and Suppliers.  Except as disclosed in writing to the Partnership and Inland, to LMLP’s knowledge, all contractors, subcontractors, suppliers, architects, engineers and others who have performed services or labor or supplied material in connection with the acquisition, development, ownership or management of the Property, other than those incurred in the ordinary course of business for the accounts payable period immediately prior to Closing and those engaged directly by tenants, have been paid in full.

2.8  Leases.  LMLP has made available to the Partnership and Inland true, correct and complete copies of all of the Leases affecting the Property including all amendments and guarantees.  Except as disclosed in writing to the Partnership, to LMLP’s knowledge, no written notice has been given or received by the landlord under such Leases with respect to any material default under the Leases which remains uncured.  Except as disclosed in writing to the Partnership, to LMLP’s knowledge, there is no free rent outstanding and all of the landlord’s obligations to construct tenant improvements or reimburse the tenants for tenant improvements under the Leases have been paid and performed in full and all concessions from the landlord under the Leases have been paid and performed in full.  Schedule 2.8 hereto contains a rent roll for each Lease affecting a Property.

2.9  Ground Leases.  LMLP has made available to the Partnership and Inland true, correct and complete copies of all of the Ground Lease affecting the Property, if applicable.  Except as disclosed in writing to the Partnership and Inland, to LMLP’s knowledge, no written notice has been given or received by the landlord under such Leases with respect to any material default under the Ground Lease which remains uncured.

2.10  TIC Agreement.  LMLP has made available to the Partnership and Inland true, correct and complete copies of the TIC Agreement.  Except as disclosed in writing to the Partnership and Inland, to LMLP’s knowledge, no written notice has been given or received by

LMLP under the TIC Agreement with respect to any material default under the TIC Agreement which remains uncured.

2.11  Undisclosed Liabilities.  Except as disclosed in writing to the Partnership and Inland, to LMLP’s knowledge, there are no liabilities of the GP/Manager Entities, the Owners (other than the Selling Owners) or the Property (including, but not limited to, liabilities for taxes relating to any period prior to the date hereof, other than real estate taxes not yet due and payable), other than (i) any Loan (if applicable), (ii) obligations, duties and responsibilities under the Leases, (iii) trade payables in the ordinary course and (iv) obligations, duties and responsibilities under applicable laws.

2.12  Legal Compliance.  Except as disclosed in writing to the Partnership and Inland, to LMLP’s knowledge, neither the Property nor the current use thereof violates in any material respect any governmental law or regulation or any covenants or restrictions encumbering the Property.  Except as disclosed in writing to the Partnership, to LMLP’s knowledge, no notice of violation or alleged violation of any laws, rules, regulations or codes, with respect to the Property has been issued which has not been corrected to the satisfaction of the issuer of the notice.

2.13  Environmental.  Except as disclosed in the Phase I environmental report, if any, pertaining to the Property received by LMLP, a copy of which has been furnished to the Partnership, LMLP has no knowledge of any violation of Environmental Laws related to the Property or the presence or release of Hazardous Materials on or from the Property in violation of law.  Except as disclosed in writing to the Partnership, to LMLP’s knowledge, no Owner, tenant or other Person has, manufactured, introduced, released or discharged from or onto the Property any Hazardous Materials or any toxic wastes, substances or materials (including, without limitation, asbestos), in violation of any Environmental Laws.  The term “Environmental Laws” includes without limitation the Resource Conservation and Recovery Act and the Comprehensive Environmental Response Compensation and Liability Act and other federal laws governing the environment as in effect on the date of this Agreement or such later date as of which this representation is effective pursuant to the terms hereof, together with their implementing regulations and guidelines as of the date of this Agreement or such later date as of which this representation is effective pursuant to the terms hereof, and all state, regional, county, municipal and other local laws, regulations and ordinances that are equivalent or similar to the federal laws recited above or that purport to regulate Hazardous Materials.  The term “Hazardous Materials” includes petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquified natural gas, or synthetic gas usable for fuel (or mixtures of natural gas or such synthetic gas), and any substance, material waste, pollutant or contaminant listed or defined as hazardous or toxic under any Environmental Law.

2.14  Disclosure.  To LMLP’s knowledge, the documents delivered in connection with any sale of a Sold Asset pursuant hereto, the Leases and such other contracts and agreements disclosed to the Partnership and Inland were true and correct copies of such documents.  Other than this Agreement, the Partnership Agreement, the documents delivered in connection with any sale of a Sold Asset pursuant hereto, the Leases, the Ground Leases and such other contracts and agreements disclosed to the Partnership and Inland, to LMLP’s knowledge, there are no material contracts or agreements of any kind relating to the Sold Asset or the Property to which the

Partnership or the GP/Manager Entity or the Owner (if applicable) or their agents or the Sold Assets or the Property would be bound after Closing.

2.15  Loan.  If a Property is encumbered by a Loan (i) LMLP has delivered true, correct and complete copies of the Loan Documents to the Partnership and Inland, (ii) the payments due under or with respect to such Loan are current and (iii) to LMLP’s knowledge, there exist no outstanding and uncured defaults under the Loan Documents and no notices of default have been received from the holder of such Loan which remain outstanding and uncured.  Schedule 1 hereto sets forth the outstanding principal balance and accrued interest due under each Loan.

2.16  Operating Partnerships.  The transactions contemplated hereby do not constitute a sale of substantially all of the assets of Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. or Net 3 Acquisition L.P., which would require the consent of the Special Limited partners under such entities’ respective limited partnership agreements.

ARTICLE 3

CONDITIONS PRECEDENT

3.1  Obligation of the Partnership.  The obligation of the Partnership to consummate a Closing with respect to a Sold Asset is subject to the satisfaction or waiver by Inland of each of the following conditions related to the sale of a Sold Asset:

(a)  Representations and Warranties.  The representations and warranties made by LMLP in Article 2 of this Agreement with respect to such Sold Asset shall be true and correct in all material respects when made and on and as of the Closing Date, if applicable, as though such representations and warranties were made on and as of such date.

(b)  Compliance with Agreements and Covenants.  LMLP shall have performed and complied in all material respects with all of its covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to a Closing of a sale of such Sold Asset.

(c)  Leases.  As of a Closing:  with respect to each Sold Asset, (i) the current Tenant Estoppel for the applicable Lease disclosing no matters reasonably objectionable to the Partnership and Inland, have been delivered to the Partnership and Inland; (ii) the current Ground Lease Estoppel for the applicable Ground Lease, if applicable, disclosing no matters reasonably objectionable to the Partnership and Inland, have been delivered to the Partnership and Inland; (iii) the consent of the ground lessor under the Ground Lease, if applicable and if required under the Ground Lease; (iv) the Leases and, if applicable, the Ground Leases shall be in full force and effect and no monetary or material nonmonetary default or claim by landlord or tenant shall have arisen under any Leases or, if applicable, the Ground Lease that was not specifically disclosed in writing to the Partnership and Inland; (v) no tenant at the applicable Property shall have initiated or had initiated against it any insolvency, bankruptcy, receivership or other similar proceeding; (iv) there shall not have been any amendment to the Lease or Ground Lease, as applicable, after the date hereof, unless consented to by the Partnership and Inland; and (vii) there shall not have occurred an event of any material damage or destruction to the applicable Property or any significant condemnation of such Property which are not the obligation of the tenants thereof to repair and renders such Sold Asset unusable by the tenant thereof or gives the tenants thereof the right to terminate; provided that LMLP shall have the right to exercise the Owner’s rights under the Honeywell Lease with respect to the Released Option Parcel (as defined in the Honeywell Lease).

(d)  Title.  At Closing, the Title Company shall deliver a Title Policy with respect to the applicable Property as of the date and time of the recording of the Deed(s) or Assignment(s) of Leasehold Interest, or the delivery of the Assignment(s) of Interest.  If mutually agreed to by the Parties and Inland, in the case of an Assignment of Interest, the existing Title Policy may satisfy this condition, so long as the Title Company issues Fairway and non-imputation endorsements thereto as of such Closing, in form satisfactory to the Parties.

(e)  Loan.  Any required consent from the holder of a Loan with respect to such Sold Asset shall have been obtained, and the Loan Documents modified in such form and substance as agreed by the Parties.

(f)  ROFO/ROFR.  With respect to Sold Assets listed on Schedule 2 hereto only, LMLP shall have received a waiver by the tenants at the applicable Property of its ROFO/ROFR Right in a form reasonably acceptable to the Partnership and Inland.

(g)  TIC.  With respect to the sale of the Sold Asset relating to the TIC Agreement only, the receipt of the TIC Consent in a form reasonably acceptable to the Partnership and Inland.  There shall not have been any amendment to the TIC Agreement after the date hereof unless consented to by the Partnership and Inland.

(h)  Seimens Property.  Only with respect to the Seimens Property, in the event LMLP and Inland, in good faith, determines that the expenses of remediation under that certain Scope of Services and Cost Proposal by BEM Systems, Inc. dated June 15, 2007 with respect to the Seimens Property exceeds $250,000, the written agreement of LMLP to indemnify the Partnership for such excess expense.

(i)  Tenneco Property.  Only with respect to the Tenneco Property, in the event LMLP and Inland, in good faith, determines that the cost of any remediation arising from reportable events recommended by that certain Phase I Environmental Report with respect to the Tenneco Property exceeds $250,000, the written agreement of LMLP to indemnify the Partnership for such excess cost.

(j)  Other Conditions.  All other conditions to the Partnership’s obligations set forth in this Agreement or the Partnership Agreement with respect to the sale of such Sold Asset have been satisfied as of the dates required.

3.2  Obligation of LMLP.  The obligation of LMLP to consummate a Closing with respect to a Sold Asset is subject to the satisfaction or waiver of each of the following conditions related to the sale of a Sold Asset:

(a)  Compliance with Agreements and Covenants.  The Partnership shall have performed and complied in all material respects with all of its covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to a Closing of a sale of such Sold Asset; provided that the Partnership’s failure to perform or comply as provided by this Section shall not be a condition to the sale of a Sold Asset if such failure is caused by Event of Default by LMLP GP under the Partnership Agreement.

(b)  Loan.  Any required consent from the holder of a Loan with respect to such Sold Asset shall have been obtained, and the Loan Documents modified in such form and substance as agreed by the Parties.

(c)  Other Conditions.  All other conditions to LMLP’s obligations set forth in this Agreement or the Partnership Agreement with respect to the sale of such Sold Asset have been satisfied as of the dates required.

ARTICLE 4

CLOSING

4.1  Sale.  LMLP and each LMLP Sale Affiliate agree to sell the Sold Assets to the Partnership and the Partnership agrees to purchase the Sold Assets from LMLP and the LMLP Sale Affiliates.

4.2  Closing.  The consummation of the sale of a Sold Asset to the Partnership and the other transactions contemplated to occur simultaneously therewith shall take place on a Business Day within one hundred eighty (180) days from the date first set forth above, and not less than five (5) Business Days following notice from either party, through an escrow with the Title Company, requiring the simultaneous deliver of the applicable Deed, Leasehold Interest or Interests and disbursement of the Sales Price to the Owner, after the execution of this Agreement and upon completion of the deliveries hereunder and satisfaction of the other conditions set forth herein with respect to the sale of such Sold Asset (each, a “Closing”).

4.3  Deliveries by Parties.  At a Closing, in addition to any other documents or agreements required under any other provision of this Agreement, each Party shall make or cause to be made the following deliveries and performance:

(a)  Deed/Assignment of Leasehold Interest.  If a Sold Asset is a Property, either, as applicable, (i) a deed (a “Deed”) containing a special warranty of title, in statutory form or if the applicable jurisdiction does not promulgate such a form, in such form as the title company selected by LMLP shall require in order to issue a Title Policy with respect thereto, executed and acknowledged by the Owner thereof, conveying to the Partnership indefeasible fee simple title to such Property, subject only to the Permitted Exceptions, or (ii) an assignment of leasehold interest (an “Assignment of Leasehold Interest”), in substantially the form attached as Exhibit C hereto, executed and acknowledged, assigning to the Partnership the leasehold interest title to such Property.  The Deed or the Assignment of Leasehold Interest, as the case may be, shall be delivered, in escrow, to the offices of the title company in the appropriate counties for recording the Deed or the Assignment of Leasehold Interest, as the case may be, so that the Deed or the Assignment of Leasehold Interest, as the case may be, can be recorded on the date of such Closing;

(b)  Bill of Sale.  If a Sold Assets is a Property, a quit claim bill of sale (“Bill of Sale”), duly executed and acknowledged by Owner, conveying to the Partnership title to any Personal Property.

(c)  General Assignment. An assignment by which Owner will assign, without recourse, all of Owner’s rights to the Partnership in and under: (i) all guaranties and warranties made by any contractor, subcontractor, materialman, supplier, or other person or entity with respect to the Improvements; (ii) the service or maintenance contracts currently existing with respect to all or any part of the Property to which Owner is a party, if any; and (iii) the permits, certificates of occupancy, approvals or other governmental authorizations possessed by Owner, if any, with regard to the operation of the Real Property or Personal Property.

(d)  Assignment of Interest.  If a Sold Asset is an Interest, an assignment (the “Assignment of Interest”) of such Interest, in substantially the form attached as Exhibit D hereto, executed and acknowledged by LMLP, assigning the Interest to the Partnership, together with any filings required in the jurisdiction in which the entity to which such Interest relates is organized.

(e)  Assignment of Leases.  If a Sold Asset is a Property, a Bill of Sale and Assignment of Leases and Contracts in substantially the form attached as Exhibit E hereto (the “Assignment”), executed and acknowledged by the Owner of the Property, vesting in the Partnership good title to the Personal Property, Improvements and Leases described therein free of any claims, except as disclosed in writing to the Partnership and Inland, to the extent applicable;

(f)  Loan Modification Documents.  If a Sold Asset is a Property or an Interest in a Property encumbered by a Loan, any documents, executed and acknowledged by the holder of the Loan and the other parties thereto, modifying the Loan Documents, as contemplated by Section 3.1(e) above;

(g)  Payment of Obligations Not Assumed.  Payment or provision for the payment in manner reasonably satisfactory to the Partnership and Inland of all obligations of LMLP or the Owner, if applicable, not specifically assumed or paid pursuant to this Agreement as described in the definition of LMLP’s Equity with respect to each Sold Asset being sold at such Closing, including payment or provision for payment of obligations arising directly from existing and known violations of applicable laws;

(h)  Certificate.  A certificate from LMLP that its representations and warranties in Article 2 with respect to itself and each Sold Asset being sold at such Closing are true and correct in all material respects.

(i)  Notice to Tenants.  If a Sold Asset is a Property, a notice to each tenant of such Property in substantially the form attached as Exhibit F hereto;

(j)  State Law Disclosures.  Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of real property or assignments of ownership interests;

(k)  FIRPTA.  A Foreign Investment in Real Property Tax Act affidavit executed by LMLP with respect to such Sold Asset; and

(l)  Delivery of Books and Records.  Delivery to the offices of Partnership’s asset manager, to the extent in LMLP’s possession: the original Leases or copies thereof if the originals are not in LMLP’s possession; copies or originals of all books and records of account; contracts; copies of correspondence with tenants and suppliers; receipts for deposits; unpaid bills and other non-confidential papers or documents which pertain to the Property; all advertising materials, booklets, keys and other items, if any, used in the operation of the Property; and, if in LMLP’s possession or control, the original “as-built” plans and specifications and all other available plans and specifications.

4.4  Closing Costs.  Premiums for any title policy, costs of surveys and UCC searches, transfer taxes, recording fees, loan assumption or transfer fees and escrow fees, if any, and other closing costs shall be paid by the Partnership; provided, however, that each Party shall pay its own legal fees incurred with this Agreement.

4.5  Prorations and Adjustments.  The parties, acting in good faith, will attach to Schedule 1, at each Closing, a calculation of prorations and other adjustments taken into account in determining the Sales Price with respect to the applicable Sold Asset.  It is understood and agreed by the Parties that as of each Closing, some of the prorations and their adjustments may be based upon estimates.  The Parties agree to reprorate and readjust such items on a fair and equitable basis as soon as invoices or other bills are available and after final reconciliation with tenants, with final adjustment to be made as soon as reasonably possible after a Closing, to the effect that the income and expenses are received and paid on an accrual basis by the applicable LMLP Sale Affiliate and the Partnership with respect to the pre- and post-sale periods, respectively.  Payments either from or to the applicable LMLP Sale Affiliate or the Partnership, as the case may be, in connection with the final adjustment shall be due within thirty (30) days after a determination of such final adjustment and Schedule 1 will be amended accordingly.  To the extent delinquent rents are received after a Closing, they shall be applied to current rents due and then to arrearages in the reverse order in which they were due, remitting to the applicable LMLP Sale Affiliate any rent properly allocated to the pre-sale period.

ARTICLE 5

INDEMNIFICATION

5.1  LMLP Indemnity.  LMLP agrees to indemnify, defend and hold the Partnership harmless of and from any liability, claim, demand, loss, expense or damage (collectively, “loss”) suffered by the Partnership arising from any act or omission of, or any breach of obligations by, LMLP or any Owner (if applicable), or an agent, employee or contractor of the foregoing, (i) occurring during LMLP’s or such Owner’s (if applicable) period of ownership before a Closing; or (ii) arising from any breach or inaccuracy of LMLP’s representations and warranties in Article 2 or any breach by LMLP of a obligation under this Agreement.  Notwithstanding anything in the foregoing to the contrary, (i) LMLP shall not be required to indemnify the Partnership under this Article V or Article V of the Contribution Agreement unless the aggregate of all losses hereunder and under Article V of the Contribution Agreement exceeds $250,000, and in such agreements contained in this Agreement to be performed and complied with by it on or prior to a Closing of a sale of such Sold Asset; provided that the Partnership’s failure to perform or comply as provided by this Section shall not be a condition to the sale of a Sold Asset if such failure is caused by Event of Default by LMLP GP under the Partnership Agreement.

5.2  Survival.  The indemnities set forth in this Article 5 shall survive for a period of thirty (30) months from the date first set forth above.

5.3  Procedure.  The following provisions govern all actions for indemnity under this Article 5 and any other provision of this Agreement, other than Section 7.2.  Promptly after receipt by an indemnitee of notice of any claim, such indemnitee will, if a claim in respect thereof is to be made against the indemnitor, deliver to the indemnitor written notice thereof and the indemnitor shall have the right to participate in and, if the indemnitor agrees in writing that it will be responsible for any costs, expenses, judgments, damages, and losses incurred by the indemnitee with respect to such claim, to assume the defense thereof, with counsel mutually satisfactory to the parties; provided, however, that an indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnitor, if the indemnitee reasonably believes that representation of such indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual or potential differing interests between such indemnitee and any other party represented by such counsel in such proceeding.  The failure of indemnitee to deliver written notice to the indemnitor within a reasonable time after indemnitee receives notice of any such claim shall relieve such indemnitor of any liability to the indemnitee under this indemnity only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnitor will not relieve it of any liability that it may have to any indemnitee other than under this indemnity.  If an indemnitee settles a claim without the before written consent of the indemnitor, then the indemnitor shall be released from liability with respect to such claim unless the indemnitor has unreasonably withheld such consent.

ARTICLE 6

MISCELLANEOUS

6.1  Survival.  The representations and warranties contained in this Agreement and the provisions of this Agreement that contemplate performance after a Closing shall survive only for a period of thirty (30) months from the date first set forth above, and the Partnership shall have the right to bring an action thereon only if it has given LMLP written notice of such claim within such thirty (30) month period in accordance with the provisions of Section 6.6.

6.2  Additional Actions and Documents.  Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

6.3  Entire Agreement; Amendment.  This Agreement, including the Exhibits and other documents referred to herein or furnished pursuant hereto, constitute the entire agreement among the parties hereto with respect to the transactions contemplated herein, and supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein; provided, that nothing in this Section 6.3 shall have any effect on any other agreements.  Without limiting the foregoing, except as expressly provided otherwise herein, the sales of Sold Assets pursuant hereto shall be subject to the terms and conditions of the Partnership Agreement.  No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

6.4  Notices.  All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by facsimile, telegram, telecopy or telex, addressed as set forth in the Partnership Agreement. Notices may be given by counsel to the parties.  Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent.  Each notice, demand, request or communication which shall be hand delivered, sent, mailed, faxed, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the confirmation receipt (with respect to a facsimile), or (with respect to a telecopy or telex) the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

6.5  Waivers.  No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other documents furnished in connection with or pursuant to this Agreement shall impair any such right, power or privilege to be construed as a waiver of any default or any acquiescence therein.  No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.  No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

6.6  Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.7  Governing Law.  This Agreement, the rights and obligations of the parties hereto, and any claim or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof) except for actions affecting title to real property, in which case the laws of the State in which the real property is located shall apply.

6.8  Assignment.  No party hereto shall assign its rights and/or obligations under this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other parties hereto; provided, that the Partnership shall be entitled to assign its rights under this Agreement to an SP Subsidiary.

6.9  No Third Party Beneficiaries.  This Agreement is solely for the benefit of the parties hereto, and no provision of this Agreement shall be deemed to confer any third party benefit; except that Inland is a third party beneficiary of Sections 1.1, 2.1, 2.2, 2.6, 2.7, 2.9, 2.10, 2.12, 2.13, 2.14, 2.15, 3.1, 4.1 and 4.3 hereof.

6.10  Severability.  If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

6.11  Attorneys’ Fees  If either Party brings an action at law or equity  against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney's fees actually incurred from the other.

6.12  Waiver of Jury Trial.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  THE PROVISIONS OF THIS SECTION 6.12 SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT.

6.13  Tax Free Exchanges. Notwithstanding Section 6.8 hereof, LMLP is permitted designate any Sold Asset as part of a tax free exchange under the Internal Revenue Code of 1986, as amended.  In such event, the parties hereto agree to cooperate with the other in such transaction, including, but not limited to, executing any commercially reasonable documents requested by the designating party and cooperating in a commercially reasonable manner with any facilitator in such transaction, provided that (i) the Partnership shall not incur any liability in connection with the exchange, (ii) the Partnership shall not be obligated to take title to any real property, other than a Sold Asset, (iii) the date of the Closing shall not be extended to accommodate nor shall the Closing be conditioned on consummation of the exchange, and (iv) any and all additional costs and charges attributable to the exchange including, without limitation, actual attorneys’ fees, brokers’ commissions and other transaction-related expenses shall be paid for by LMLP or an LMLP Sale Affiliate immediately upon demand by the Partnership.  In addition, LMLP shall indemnify, defend and hold the Partnership and Inland harmless from and against any and all losses, liens, claims, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and costs) sustained by or threatened against the Partnership which result from or arise out of any exchange contemplated by this Section 6.13

ARTICLE 7

OTHER AGREEMENTS OF THE PARTIES

7.1  Parties’ Recoveries.  To the extent assignable, LMLP hereby assigns, as of the applicable Closing, to the Partnership any and all rights and benefits of LMLP under any purchase agreements, certificates, reports, estoppel letters or similar items (collectively the “Acquisition Documents”) entered into or received by LMLP in connection with the acquisition of any Property.  Further, LMLP agrees to enforce such rights and benefits on behalf of the Partnership and any recoveries under any of the Acquisition Documents shall be for the benefit of the Partnership.  Any such recoveries shall be paid over to the Partnership (but such payment shall in no event be deemed a “Capital Contribution” (as defined in the Partnership Agreement) to the Partnership by such Party).  Notwithstanding the foregoing, if any recovery specifically relates to such Party’s period of ownership prior to the applicable Closing, such recovery may be retained by such Party and thereby shall be excluded from the foregoing assignment.

7.2  LMLP Environmental Indemnity.

(a)  In the event the Partnership acquires the Tenneco Property hereunder, LMLP agrees to indemnify, defend and hold the Partnership harmless of and from any expense arising from the costs of any remediation arising from reportable events recommended by that certain Phase I Environmental Report with respect to the Tenneco Property.

(b)  In the event the Partnership acquires the Seimens Property hereunder, LMLP agrees to indemnify, defend and hold the Partnership harmless of and from any the expenses of remediation under that certain Scope of Services and Cost Proposal by BEM Systems, Inc. dated June 15, 2007 with respect to the Seimens Property.

(c)  Notwithstanding anything in the foregoing to the contrary, the amount of expenses so indemnified by LMLP shall not exceed $250,000.00 individually in the case of Sections 7.2(a) or 7.2(b), unless agreed to in writing by LMLP.

(d)  The indemnities set forth in this Section 7.2 shall survive for a period of five (5) years from the date first set forth above.

(e)  Promptly after receipt by the Partnership of notice of any indemnifiable expense, the Partnership will deliver to LMLP written notice thereof.

7.3  Honeywell Release Parcel.  Notwithstanding anything to the contrary, the Real Property constituting the Honeywell Property shall not include the Released Parcel (as defined in the Honeywell Lease).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf as of the date first above written.

THE LEXINGTON MASTER LIMITED PARTNERSHIP, a Delaware limited Partnership

By: Lex GP-1 Trust, a Delaware statutory trust, its general partner

By: /s/ T. Wilson Eglin
Name: T. Wilson Eglin
Title: President

NET LEASE STRATEGIC ASSETS FUND L.P., a Delaware limited partnership

By: LMLP GP, a Delaware limited partnership, its general partner

By: /s/ T. Wilson Eglin
Name: T. Wilson Eglin
Title: President

The undersigned LMLP Sale Affiliates, severally and solely with respect to the Sold Asset or Sold Assets set forth opposite their respective name on Schedule 1 hereto, agree to sell such Sold Asset or Sold Asset subject to and in accordance with the terms and conditions of this Agreement:

Lexington Tennessee Holdings L.P.

By: Lex GP-1 Trust, its general partner

By: /s/ T. Wilson Eglin
           Name:  T. Wilson Eglin
           Title:     President

LSAC Operating Partnership L.P.

By: LSAC General Partner LLC
By: /s/ T. Wilson Eglin
           Name:  T. Wilson Eglin
           Title:     President

Lexington Contributions, Inc.

By: /s/ T. Wilson Eglin
           Name:  T. Wilson Eglin
           Title:     President

Lexington TIC OK Holdings L.P.

By: Lexington TIC OK LLC, its general partner

By: /s/ T. Wilson Eglin
           Name:  T. Wilson Eglin
           Title:     President

Texan Christensen Limited Partnership

By: Lexington BHI Trust, its general partner

By: /s/ T. Wilson Eglin
           Name:   T. Wilson Eglin
           Title:      President

Texan Training Limited Partnership

By: Lexington BHI Trust, its general partner

By: /s/ T. Wilson Eglin
           Name:  T. Wilson Eglin
           Title:     President

Texan Petrolite Limited Partnership

By: Lexington BHI Trust, its general partner

By: /s/ T. Wilson Eglin
           Name:   T. Wilson Eglin
           Title:      President

Triple Net Investment Company LLC

By: /s/ T. Wilson Eglin
Name:   T. Wilson Eglin
Title:      President

Net 3 Acquisition L.P.

By: Lex GP-1 Trust, its general partner

By: /s/ T. Wilson Eglin
Name:   T. Wilson Eglin
Title:      President

Lepercq Corporate Income Fund L.P.

By: Lex GP-1 Trust, its general partner

By: /s/ T. Wilson Eglin
Name:   T. Wilson Eglin
Title:      President

Lexington Elizabethtown 750 Corp.

By: /s/ T. Wilson Eglin
Name:   T. Wilson Eglin
Title:      President

Lexington Elizabethtown 730 Corp.

By: /s/ T. Wilson Eglin
Name:   T. Wilson Eglin
Title:      President

Lexington Dry Ridge Corp.

By: /s/ T. Wilson Eglin
Name:   T. Wilson Eglin
Title:      President

Lexington Hopkinsville Corp.

By: /s/ T. Wilson Eglin
Name:   T. Wilson Eglin
Title:      President

Lexington Owensboro Corp.

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       President

Lexington Acquiport Company II, LLC

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       President

Union Hills Associates

By: Union Hills Associates II, its managing general partner

By: Lexington Realty Trust, its managing general partner

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       President

Lexington Foxboro I LLC

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       President

Westport View Corporate Center L.P.

By: Lexington Westport LLC, its general partner

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       President

Lexington Realty Trust

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       Chief Executive Officer

Lexington Realty Advisors, Inc.

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       President

LXP I, L.P.

By: LXP I Trust, its general partner

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       President

North Tampa Associates

By: Lexington Realty Trust, its managing general partner

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       President

Lexington Texas Holdings L.P.

By; Lexington Texas Holdings Manager LLC, its general partner

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       President

Lepercq Corporate Income Fund II L.P.

By: Lex GP-1 Trust, its general partner

By: /s/ T. Wilson Eglin
Name:    T. Wilson Eglin
Title:       President

SCHEDULE 1

Property
Type	Primary Tenant	Address	Net Prorations and Adjustments (See Attached)	Purchase Price	Loans	Sold Assets	Owner	GP/Manager Entity	LMLP Sale Affiliate
Fee interest	Advance PCS, Inc.	2401 Cherahala Boulevard, Knoxville, Tennessee			$5,054,329.68	100% membership interest in Lexington Knoxville Manager LLC	Lexington Knoxville LLC	Lexington Knoxville Manager LLC	Lexington Tennessee Holdings L.P.
Fee interest	American Golf Corporation	11411 N. Kelly Avenue, Oklahoma City, Oklahoma			--	100% membership interest in LSAC Oklahoma City Manager LLC and 100 limited partnership interest in LSAC Oklahoma L.P.	LSAC Oklahoma City L.P.	LSAC Oklahoma Manager LLC	LSAC Operating Partnership L.P.
Leasehold interest	ASML Lithography Holding NV	8555 South River Parkway, Tempe, Arizona			$13,415,219.10	100% membership interest in Lexington Tempe Manager LLC and 100% limited partnership interest in Lexington Tempe L.P.	Lexington Tempe L.P.	Lexington Tempe Manager LLC	Lexington Contributions, Inc.

40% tenancy-in-common interest	AT&T Wireless Services, Inc.	3201 Quail Springs Parkway, Oklahoma City, Oklahoma	$14,748,872.00	100% membership interest in Lexington Oklahoma City Manager LLC and 100% limited partnership interest in Lexington Oklahoma City L.P.	Lexington Oklahoma City L.P.	Lexington Oklahoma City Manager LLC	Lexington TIC OK Holdings L.P.
Fee interest	Baker Hughes, Inc.	9110 Grogans Mill Road, Houston, Texas	$23,650,170.60	Fee interest	Texan Christensen Limited Partnership		Texan Christensen Limited Partnership
Fee interest	Baker Hughes, Inc.	2529 West Thorne Drive, Houston, Texas	$7,217,561.16	Fee interest	Texan Training Limited Partnership		Texan Training Limited Partnership
Fee interest	Baker Hughes, Inc.	12645 West Airport Road, Sugarland, Texas	$16,371,694.47	Fee interest	Texan Petrolite Limited Partnership		Texan Petrolite Limited Partnership
Fee interest	Bay Valley Foods, LLC	2935 Van Vactor Way, Plymouth, Indiana	$6,609,133.18	100% membership interest in LSAC Plymouth Manager LLC and 100% limited partnership interest in LSAC Plymouth L.P.	LSAC Plymouth L.P.	LSAC Plymouth Manager LLC	LSAC Operating Partnership L.P.
Fee interest	CAE Simuflite, Inc. (CAE Inc.)	29 South Jefferson Road, Hanover, New Jersey	$16,719,188.84	100% membership interest in LSAC Morris County	LSAC Morris County L.P.	LSAC Morris County L.P.	LSAC Operating Partnership L.P.

				Manager LLC and 99.9% limited partnership interest in LSAC Morris County L.P.
Fee interest	Corning, Inc.	736 Addison Road, Erwin, New York	$9,357,883.09	100% membership interest in Lexington TNI Erwin Manager LLC and 100% limited partnership interest in Lexington TNI Erwin L.P.	Lexington TNI Erwin L.P.	Lexington TNI Erwin Manager LLC	Triple Net Investment Company LLC
Fee interest	Cox Communications, Inc.	1440 East 15th Street, Tucson, Arizona	$2,275,658.74	100% membership interest in Net 2 Cox LLC	Net 2 Cox LLC		Net 3 Acquisition L.P.
Fee interest	Dana Corporation	6938 Elm Valley Drive, Kalamazoo, Michigan	$17,340,367.78	100% membership interest in Lexington Kalamazoo Manager LLC and 100% limited partnership interest in Lexington Kalamazoo L.P.	Lexington Kalamazoo L.P.	Lexington Kalamazoo Manager LLC	Lepercq Corporate Income Fund L.P.
Leasehold interest	Dana Corporation	730 North Black Branch Road, Elizabethtown, Kentucky	$4,694,433.14	100% interest in to be formed SP Subsidiary	To be formed SP Subsidiary		Lexington Elizabethtown 730 Corp.
Leasehold	Dana	750 North Black	$24,923,414.82	100% interest in	To be		Lexington

interest	Corporation	Branch Road, Elizabethtown, Kentucky		to be formed SP Subsidiary	formed SP Subsidiary		Elizabethtown 750 Corp.
Leasehold interest	Dana Corporation	10000 Business Boulevard, Dry Ridge, Kentucky	$11,805,918.47	100% interest in to be formed SP Subsidiary	To be formed SP Subsidiary		Lexington Dry Ridge Corp.
Leasehold interest	Dana Corporation	301 Bill Byran Boulevard, Hopkinsville, Kentucky	$14,603,212.19	100% interest in to be formed SP Subsidiary	To be formed SP Subsidiary		Lexington Hopkinsville Corp.
Leasehold interest	Dana Corporation	4010 Airpark Drive, Owensboro, Kentucky	$10,558,679.56	100% interest in to be formed SP Subsidiary hold interest	To be formed SP Subsidiary		Lexington Owensboro Corp.
Fee interest	EDS Information Services, LLC (Electronic Data Systems Corporation)	3600 Army Post Road, Des Moines, Iowa	$22,761,297.00	100% membership interest in Lexington TNI Des Moines Manager LLC and 100% limited partnership interest in Lexington TNI Des Moines L.P.	Lexington TNI Des Moines L.P.	Lexington TNI Des Moines Manager LLC	Triple Net Investment Company LLC
Fee interest	Georgia Power Company	2500 Patrick Henry Parkway, McDonough, Georgia	$12,675,000.00	100% membership interest in Acquiport McDonough Manager LLC and 100% limited partnership interest in Acquiport McDonough L.P.	Acquiport McDonough L.P.	Acquiport McDonough Manager LLC	Lexington Acquiport Company II, LLC

Fee interest (excluding the Released Parcel)	Honeywell, Inc.	19019 N. 59th Avenue, Glendale, Arizona	$14,149,680.39	100% interest in Lexington Manager Glendale LLC	Lexington Glendale LLC	Lexington Glendale Manager LLC	Union Hills Associates
Fee interest	(i)Structure, LLC (Infocrossing, Inc.)	11707 Miracle Hills Drive, Omaha, Nebraska	$8,850,197.37	100% membership interest in LSAC Omaha Manager LLC and 100% limited partnership interest in LSAC Omaha L.P.	LSAC Omaha L.P.	LSAC Omaha Manager LLC	LSAC Operating Partnership L.P.
Leasehold interest	(i)Structure, LLC (Infocrossing, Inc.)	2005 East Technology Circle, Tempe, Arizona	$8,358,519.58	100% membership interest in LSAC Tempe Manager LLC and 100% limited partnership interest in LSAC Tempe L.P.	LSAC Tempe L.P.	LSAC Tempe Manager LLC	LSAC Operating Partnership L.P.
Fee interest	Ivensys Systems, Inc. (Siebe, Inc.)	70 Mechanic Street, Foxboro, Massachusetts	$14,090,991.79	Fee interest	Lexington Foxboro I LLC		Lexington Foxboro I LLC
Fee interest	Kelsey Hayes Company (TRW Automotive)	1200 & 12025 Tech Center Drive, Livonia, Michigan	$10,520,436.70	100% interest in Lexington Livonia L.L.C.	Lexington Livonia L.L.C.	Lexington Livonia L.L.C.	Lepercq Corporate Income Fund L.P.
Fee interest	Kelsey-Seybold Clinic (St. Lukes Episcopal Health System)	11555 University Boulevard, Houston, Texas	$9,788,652.45	100% membership interest in Lexington Sugarland Manager LLC and 100% limited partnership	Lexington Sugarland L.P.	Lexington Sugarland Manager LLC	Westport View Corporate Center L.P.

				interest in Lexington Sugarland L.P.
Fee interest (currently under contract)	Litton Loan Servicing L.P. (Credit-Based Asset Servicing and Securitization LLC)	3500 North Loop Court, McDonough, Georgia	--	100% membership interest in NLSAF McDonough Manager LLC and 100% limited partnership interest in NLSAF McDonough L.P.	NLSAF McDonough L.P.	NLSAF McDonough Manager LLC	Lexington Realty Trust
Fee interest	Montgomery County Management, LLC	17191 St. Lukes Way, Woodlands, Texas	$7,500,000.00	100% membership interest in LSAC Woodlands Manager LLC and 100% limited partnership interest in LSAC Woodlands L.P.	LSAC Woodlands L.P.	LSAC Woodlands L.P.	LSAC Operating Partnership L.P.
Fee interest	Nextel of Texas	1600 Eberhardt Road, Temple, Texas	$8,799,283.19	100% membership interest in a to be formed SP Subsidiary and 99% limited partnership interest in Lexington Temple L.P.	Lexington Temple L.P.	To be formed SP Subsidiary	Lexington Realty Trust
Fee interest	Nextel West Corporation	6455 State Highway 303 N.E., Bremerton, Washington	$6,503,818.18	100% membership interest in Lexington Bremerton Manager LLC	Lexington Bremerton LLC	Lexington Bremerton Manager LLC	Lexington Realty Trust

Fee interest	Northrop Grumman Systems Corp.	3943 Denny Avenue, Pascagoula, Mississippi	--	100% membership interest in LSAC Pascagoula Manager LLC and 100% limited partnership interest in LSAC Pascagoula L.P.	LSAC Pascagoula L.P.	LSAC Pascagoula Manager LLC	LSAC Operating Partnership L.P.
Fee interest	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	133 First Park Drive, Oakland, Maine	$10,270,681.91	100% membership interest in Acquiport Oakland Manager LLC and 100% limited partnership interest in Acquiport Oakland L.P.	Acquiport Oakland L.P.	Acquiport Oakland Manager LLC	Lexington Acquiport Company II, LLC
Fee interest	Owens Corning	590 Ecology Lane, Chester, South Carolina	$13,197,624.67	100% interest in a to be formed SP Subsidiary and 100% interest in Lexington Chester Industrial LLC	Lexington Chester Industrial LLC	To be formed SP Subsidiary	Lexington Realty Trust
Fee interest	Owens Corning	1901 49th Avenue, Minneapolis, Minnesota	--	100% membership interest in Lexington Minneapolis L.L.C.	Lexington Minneapolis L.L.C.		Lepercq Corporate Income Fund L.P.
Fee interest	Parkway Chevrolet, Inc.	25500 SH 249, Tomball, Texas	$9,344,673.76	100% membership interest in LSAC Tomball Manager LLC and 100% limited	LSAC Tomball L.P.	LSAC Tomball Manager LLC	LSAC Operating Partnership L.P.

				partnership interest in LSAC Tomball L.P.
Fee interest	Seimens Dematic Postal Automation	1404-1501 Nolan Ryan Parkway, Arlington, Texas	$21,010,306.55	100% membership interest in Lexington Arlington Manager LLC and 99.5% limited partnership interest in Lexington Arlington L.P.	Lexington Arlington L.P.	Lexington Arlington Manager LLC	Lexington Acquiport Company II, LLC
Fee interest	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	2424 Alpine Road, Eau Claire, Wisconsin	--	100% membership interest in LSAC Eau Claire Manager LLC and 100% limited partnership interest in LSAC Eau Claire L.P.	LSAC Eau Claire L.P.	LSAC Eau Claire Manager LLC	LSAC Operating Partnership L.P.
Fee interest	SKF USA Inc.	324 Industrial Park Road, Franklin, North Carolina	$1,508,477.25	Fee interest	Lexington Realty Trust		Lexington Realty Trust
Fee interest	Sygma Network, Inc. (Sysco Corporation)	3600 Southgate Drive, Danville, Illinois	$6,217,205.68	100% membership interest in Lexington Danville LLC	Lexington Danville LLC		Lexington Realty Advisors, Inc.
Fee interest	Tenneco Automotive Operation Company (Tenneco	904 Industrial Road, Marshall, Michigan	--	Fee interest	LXP I, L.P.		LXP I, L.P.

	Automotive Inc.)
Leasehold interest	TI Group Automotive Systems, LLC (TI Automotive LTD)	359 Gateway Drive, Livonia, Georgia	$9,781,993.46	100% membership interest in Lexington Livonia TI Manager LLC and 100% limited partnership interest in Lexington Livonia TI L.P.	Lexington Livonia TI L.P.	Lexington Livonia TI Manager LLC	LSAC Operating Partnership L.P.
Fee interest	Time Customer Service, Inc. (Time, Inc.)	10419 North 30th Street, Tampa, Florida	$7,978,117.35	Fee interest	North Tampa Associates		North Tampa Associates
Fee interest	TRW, Inc. (Experian Information Solutions, Inc.)	601 & 701 Experian Parkway, Allen, Texas	$30,582,338.00	100% membership interest in Lexington Allen Manager LLC and 100% limited partnership interest in Lexington Allen L.P.	Lexington Allen L.P.	Lexington Allen Manager LLC	Lexington Texas Holdings L.P.
Fee interest	Unisource Worldwide, Inc.	109 Stevens Street, Jacksonville, Florida	--	Fee interest	Lepercq Corporate Income Fund L.P.		Lepercq Corporate Income Fund II L.P.
Fee interest	Voicestream PCS I (T-Mobile USA, Inc.)	2999 S.W. 6th Street, Redmond, Oregon	$9,654,317.77	100% membership interest in Lexington Redmond Manager LLC	Lexington Redmond LLC	Lexington Redmond Manager LLC	Lepercq Corporate Income Fund II L.P.
Fee interest	Voicestream PCS II (T-Mobile USA, Inc.)	9601 Renner Boulevard,	$10,141,927.70	100% membership	Acquiport Lenexa	Acquiport Lenexa	Lexington Acquiport

	USA, Inc.)	Lenexa, Kansas		interest in Acquiport Lenexa Manager LLC	LLC	Manager LLC	Company II, LLC
Fee interest	Voicestream PCS II (T-Mobile USA, Inc.)	3265 East Goldstone Drive, Meridian, Idaho	$10,079,315.38	100% membership interest in Acquiport Meridian Manager LLC	Acquiport Meridian LLC	Acquiport Meridian Manager LLC	Lexington Acquiport Company II, LLC
Fee interest	Voicestream PCS II (T-Mobile USA, Inc.)	3711 San Gabrial, Mission, Texas	$6,282,487.42	100% membership interest in Lexington Mission Manager LLC and 99.5% limited partnership interest in Lexington Mission L.P.	Lexington Mission L.P.	Lexington Mission Manager LLC	Triple Net Investment Company LLC

SCHEDULE 2

Lease, dated as of September 27, 2000, between Texan Christensen Limited Partnership and Baker Hughes Incorporated, as amended

Lease, dated as of September 27, 2000, between Texan Training Limited Partnership and Baker Hughes Incorporated, as amended

Lease Agreement, dated June 30, 2005, between Lexington Hopkinsville Corp. and Dana Corporation, as amended

Lease Agreement, dated June 30, 2005, between Lexington Owensboro Corp. and Dana Corporation, as amended

Lease Agreement, dated June 30, 2005, between Lexington Dry Ridge Corp. and Dana Corporation, as amended

Lease Agreement, dated June 30, 2005, between Lexington 750 Elizabethtown Corp. and Dana Corporation, as amended

Lease Agreement, dated June 30, 2005, between Lexington 730 Elizabethtown Corp. and Dana Corporation, as amended

Lease Agreement, date d as of March 14, 2003, between LSAC Plymouth L.P. (as successor to Van Vactor LLC by assignment and Bay Valley Foods, LLC (as successor by assignment to Dean Specialty Foods Group, LLC by assignment), as amended and assigned

Honeywell Lease

Lease Agreement, dated November 30, 2005, between LSAC Omaha L.P. and (i)Structure, LLC, as amended

Lease Agreement, dated December 29, 2005, between LSAC Tempe L.P. and (i)Structure, LLC, as amended

Nextel Communications Standard Office Lease Agreement, dated January 30, 2001, between Nextel West Corp. and Lexington Bremerton LLC (as successor to NBS Bremerton, L.L.C. by assignment), as amended and assigned

Office Lease Agreement, dated as of July 13, 2004, between Lexington Sugarland L.P. (as successor to TDC KS, L.P. by assignment) and KS Management Services, LP, as amended and assigned

Agreement of Sublease, dated as of October 1, 2004, between Lexington Livonia TI L.P. (as successor to TC Hart County, LLC by assignment) and TI Group Automotive Systems, LLC, as amended and assigned

Lease Agreement, dated as of December 15, 2003, between Acquiport Meridian LLC (as successor to HP Boise, LLC by assignment) and Voicestream PCS Holding, LLC, as amended and assigned

Lease Agreement, dated as of March 30, 2004, between Acquiport Lenexa LLC (as successor to HP Kansas City, LLC by assignment) and Voicestream PCS II Corporation, as amended and assigned

Lease Agreement, dated as of December 27, 2004, between Acquiport Oakland L.P. (as successor to HP Maine, LLC by assignment) and Omnipoint Holdings, Inc., as amended and assigned

Lease Agreement, dated as of August 5, 2007, between Lexington Redmond LLC (as successor to HP Redmond, LLC by assignment) and Voicestream PCS I LLC, as amended and assigned

Lease Agreement, dated as of June 2, 2003, between Lexington Mission L.P. (as successor to CentraTek L.P. by assignment) and T-Mobile West Corporation, as amended and assigned

Lease Agreement, dated September 28, 1990, between Net 2 Cox (as successor to Net 2 L.P. by assignment) and CoxCom, Inc. (as successor to Robin Cable Systems of Tucson by assignment), as amended and assigned

Lease Agreement, dated as of October 26, 2001, between Lexington Kalamazoo L.P. (as successor to Danacq Kalamazoo LLC by assignment) and Dana Corporation, as amended and assigned

Nextel Communications Standard Office Lease Agreement, dated as of  , between Nextel of Texas Inc. and Lexington Temple L.P. (as successor to NBS Temple, L.L.C. by assignment), as amended and assigned

SCHEDULE 2.5

ORGANIZATIONAL CHART

[Attached]

SCHEDULE 2.8

RENT ROLL

[Attached]

SCHEDULE 4.2

PERMITTED EXCEPTIONS

Advance PCS, Inc. - 2401 Cherahala Boulevard, Knoxville, Tennessee

1.           Taxes for the year 2007, a lien, but not yet due or payable, and all taxes forsubsequent years. (See 7)

2.           Matters depicted or disclosed by survey of David E. Taylor, Jr., RLS NO. 1950,dated July 19, 2002, and being also shown on Final Plat of Resubdivision of Lots6 and 7 in Instrument No. 200010190027464, in the Knox County Register’s Office. (See 8)

3.           Covenants and restrictions recorded in Deed Book 2304, page 492, as amended byFirst Amendment dated February 21, 2001, and recorded as Instrument No.200104050067156, both in the office of the Knox County Register of Deeds, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familiar status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons. (See 9)

4.           Grant of Transmission Line Easement of record in Deed Book 2305, page 991,and Deed Book 2276, page 534, in the Knox County Register’s Office. (See 10)

American Golf Corporation - 11411 N. Kelly Avenue, Oklahoma City, Oklahoma

1.	All taxes not yet due and payable.

2.	All interest in and to all oil, gas, coal, metallic ores or other minerals in and underlying the land, together with all rights, privileges, and estates relating thereto.

3.	Section line road easement created under Title 43 USC Section 1095.

4.	Easement in favor of Oklahoma Gas and Electric Company recorded in Book 6116, page 474.

5.	Easement in favor of Mid-Continent Pipe Line Company recorded in Book 6124, page 1739.

6.	Easement in favor of John A. Henry & Co., Ltd., a Texas limited partnership and Walter C. Wilson and Nancy N. Wilson recorded in Book 6300, page 1584.

7.	Right-of-Way in favor of Oklahoma Natural Gas Company, a division of ONEOK, Inc., recorded in Book 6199, page 33.

8.
Right-of-Way in favor of Champlin Refining Company recorded in Book 182, page 429, as modified by Partial release of Right-of-Way recorded in Book 5993, page 122 and in Book 5991, page 1347, subject to Non-Exclusive Assignment of Easement in favor of Williams Pipe Line Company recorded in Book 5219, page 435, as modified by Partial Release and Right-of-Way Agreement recorded in Book 6379, page 581.

9.	Right-of-Way in favor of Peppers Refining Company recorded in Book 1659, page 507.

10.
Right-of-Way in favor of Peppers Refining Company recorded in Book 1659, page 500 and in Book 2384, page 68, as modified by Partial Release of Pipe Line Right-of-Way Easement recorded in Book 2653, page 658, subject to Non-Exclusive Assignment of Easement in favor of Williams Pipe Line Company recorded in Book 5219, page 435.

11.	Right-of-Way Contract in favor of Standish Pipe Line Company recorded in Book 3937, page 1009.

12.	Right-of-Way in favor of Standish Pipe Line Company recorded in Book 518, page 356, as modified by Partial Release of Right-of-Way Contract recorded in Book 2654, page 411.

13.
Report of Commissioners in Case No. 170833 in the District Court of Oklahoma County, State of Oklahoma, recorded in Book 3321, page 654 and in Book 3371, page 70, as modified by Release of Temporary Easement recorded in Book 3933, page 556.

14.	Easement in favor of The City of Oklahoma City, recorded in Book 4438, page 688.

15.	Easement in favor of Oklahoma Gas and Electric Company recorded in Book 5010, page 1761.

16.	Reservation relating to replacement of fence set forth in Warranty Deed recorded in Book 6066, page 1024.

17.	Terms and conditions of Right-of-Way Contract recorded in Book 6214, page 2132, granted as appurtenant to the subject premises.

18.
Declaration of Restrictive Covenants filed November 9, 1989, recorded in Book 5979, page 84, as modified by Corrected Declaration of Restrictive Covenants recorded in Book 6070, page 105, which constitutes a benefit to the subject premises.

19.
Unrecorded Lease Agreement dated September 8, 1995, between 0-Sports Golf Development I Limited Partnership, an Oklahoma limited partnership, lessor and American Golf Corporation, a California corporation, lessee and Memorandum of Lease filed October 25, 1995, recorded in Book 6808, page 1196 and Subordination, Nondisturbance and Attornment Agreement and Third Amendment by and between The Ohio National Life Insurance Company, an Ohio corporation, as lender, American Golf Corporation, a California corporation, as tenant and 0-Sports Golf Development I Limited Partnership, an Oklahoma limited partnership, as landlord, filed April 30, 1996, recorded in Book 6887, page 907.

ASML Lithography Holding NV - 8555 South River Parkway, Tempe, Arizona

1.	The liabilities, obligations and burdens imposed upon said land by reason of inclusion within the Salt River Project Agricultural Improvement and Power District and Agricultural Improvement Districts.

2.	Taxes and assessments collectible by the County Treasurer, a lien not yet due and payable for the year 2007.

3.	Easements as shown on the plat of "Map of Dedication-Arizona State University Research Park” recorded in Book 275 of Maps, page 26.

4.	Unrecorded Lease under the terms and conditions of Lease made by:

Lessor	The Board of Regents, acting for and on behalf of Arizona State University

Lessee	Arizona State University Research Park, Inc., an Arizona non-profit corporation, formerly know as Price-Elliot Research Park, Inc., an Arizona non-profit corporation
Dated	October 08, 1984
Term	99 years
As disclosed by	Memorandum of Lease
Recorded	July 29, 1987
Document No,	87-479960

And thereafter amended in an unrecorded First amendment to Ground Lease, a memorandum of which recorded in Document No. 91-351641, in an unrecorded Second Amendment to Ground Lease, a memorandum of which recorded in Document No. 93-33412, in an unrecorded Third Amendment to Ground Lease, a memorandum of which recorded in Document No. 95-802147, and in an unrecorded Fourth Amendment to Ground Lease, a memorandum of which recorded in Document No. 97-913460, and in an unrecorded Fourth (sic) Amendment to Ground Lease, a memorandum of which recorded in Document No. 02-492441, and in an unrecorded Sixth Amendment to Ground Lease, a memorandum of which recorded in Document No. 06-1620928.

5.
Unrecorded Covenants, Conditions, Restrictions and other matters omitting, if any, restrictions based on race, color, religion, sex, handicap, familial status or national origin attached as Exhibit F to the lease referred to in Schedule A, made by the Arizona board of Regents for and on behalf of Arizona State University.

And a Declaration of Height Limitations which recorded in Document No. 96-774295.

6.	Terms, Covenants and Provisions of a “Tri-Party Agreement" recorded in Document No. 97-740911.

7.	Covenant and Agreement in favor of the City of Tempe recorded in Document No. 97-906170, which among other things provides for an unobstructed yard, 60 feet in width.

8.	Easement and rights incident thereto, as set forth in instrument:

Recorded in Document No.                       98-253045
Purpose                                                    electric lines and facilities

9.	Easement and rights incident thereto, as set forth in instrument:

Recorded in Document No.                      98-423144
Purpose                                                    water lines and fire hydrants

10.	Easement and rights incident thereto, as set forth in instrument:

Recorded in Document No.                       98-520687
Purpose                                                     nitrogen gas line and facilities

And thereafter a supplemental easement recorded in Document No. 98-916245.

11.	Unrecorded lease, under the terms and conditions of Lease made by:

Lessor                              Ryan Companies US, Inc., a Minnesota corporation
Lessee                              AS Lithography, Inc., a Delaware corporation
Dated                               August 15, 1997
As disclosed by                Memorandum of Lease Agreement
Recorded                         July 17, 1999
Document No.                  99-705420

And thereafter amended in unrecorded Letter Agreement dated August 15, 1997 and in July 01, 1998 in an unrecorded First Amendment to Lease dated January 06, 2000, and the interest of the lessor was assigned to Lexington Tempe L.P., a Delaware limited partnership, all as disclosed by Absolute Assignment of Lease and Assumption Agreement (ASML SUBLEASE) recorded April 15, 2005 in Document No. 05-487972.

12.	Easement and rights incident thereto, as set forth in instrument:

Recorded Document No.                          02-578728
Purpose                                                    electric lines and facilities

13.	Terms, Covenants and Provisions of an “Encroachment Permit” recorded in Document No. 03- 1164016, which among other things, provides for a sign in the street right-of-way.

14.	Terms, Covenants and Provision of a "Recognition, Nondisturbance and Attornment Agreement" recorded in Document No. 05-487973.

15.	Terms and Conditions contained in "Memorandum of Payment of Refunding Bonds" which provides for public notice and the management, maintenance, modification and repair of improvements.

16.	Easement and rights incident thereto, as set forth in instrument:

Recorded in Document No.                        06-1133283
Purpose                                                     water line and fire hydrants

17.	Deed of Trust:

Amount:	$13,647,900.00
Dated:	April 13, 2005
Recorded:	April 15, 2005
Document No:	05-487974
Trustor:	Lexington Tempe, L.P.
Trustee:	Chicago Title Insurance Company
Beneficiary:	JP Morgan Chae Bank, N.A.

18.	Financing Statement:

Debtor:	Lexington Tempe, L.P.
Secured Party:	JP Morgan Chase Bank, N.A.
Recorded:	April 15, 2005
Document No:	05-487975

AT&T Wireless Services, Inc. - 3201 Quail Springs Parkway, Oklahoma City, Oklahoma

1.           Fees, taxes and assessments made by any taxing authority for the year 2007 which are not yet ascertainable, due or payable, and all subsequent years.

2.           Easement in favor of the City of Oklahoma City, a municipal corporation,recorded in Book 5456, page 1762. (6)

3.           Easement in favor of the City of Oklahoma City, a municipal corporation,recorded in Book 5851, page 687. (7)

4.           Easement in favor of The City of Oklahoma City (“City”) and any trust of whichthe City is sole beneficiary, recorded in Book 7458, page 1747, as modified by thePartial Release of Easement recorded in Book 8005, page 524. (8)

5.           Permanent Easement in favor of the City of Oklahoma City, a municipalcorporation, recorded in Book 7649, page 1718. (9)

6.           Permanent Easement in favor of the City of Oklahoma City, a municipalcorporation, recorded in Book 7649, page 1723. (10)

7.           Easement in favor of The City of Oklahoma City (“City”) and any trust of whichthe City is sole beneficiary, recorded in Book 7970, page 265. (11)

8.           Easement in favor of Oklahoma Gas and Electric Company recorded in Book7875, page 648. (12)

9.           Easement in favor of Oklahoma Gas and Electric Company recorded in Book8038, page 600. (13)

10.         Covenants, conditions, restrictions, reservations, easements and liens forassessments set forth in the Declaration of Protective Covenants Quail SpringsOffice Park recorded in Book 4997, page 999, Amendment to Declaration ofProtective Covenants Quail Springs Office Park recorded in Book 5230, page 44 and Second Amendment to Declaration of Protective Covenants Quail Springs Office Park recorded in Book 7269, page 735. (14)

11.       Mortgage, Assignment of Leases and Rents, Security Agreement and Financing
Statement executed by Lexington Oklahoma City L.P. (“Lexington”) and LXP LCI LLC in favor of JPMorgan Chase Bank, N.A. (“JPMorgan”), dated April 13, 2005, filed April 28, 2005 and recorded in Book 9690, page 1010, as modified by Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement executed by Lexington and 7th STREET Inc., d/b/a Sheldon Cole Enterprises, dated May 23, 2005, filed June 2, 2005, recorded in Book 9729, page 1335, as assigned to LaSalle Bank National Association, as trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Though Certificates, Series 2005-CIBC12 by the Assignment of Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement filed December 15, 2005, recorded in Book 9955, page 190. (B I 6)

12.
UCC Financing Statement filed April 28, 2005, recorded in Book 9690, page 1179, wherein Lexington Oklahoma City L.P. and LXP LCI LLC are debtors and JPMorgan Chase Bank, N.A., is secured party. UCC Financing Statement Amendment filed December 15, 2005, recorded in Book 9955, page 209, being an assignment to LaSalle Bank National Association, as trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Though Certificates, Series 2005-CIBC12. (B I 7(a))

13.       UCC Financing Statement filed June 2, 2005, recorded in Book 9729, page
1368, wherein Lexington Oklahoma City L.P. and 7th STREET, Inc. d/b/a Sheldon Cole Enterprises are debtors and JPMorgan Chase Bank, N.A., is secured party. UCC Financing Statement Amendment filed December 15, 2005, recorded in Book 9955, page 206, being an assignment to LaSalle Bank National Association, as trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Though Certificates, Series 2005-CIBC12. (B I 7(b))

Baker Hughes, Inc. - 9110 Grogans Mill Road, Houston, Texas

Baker Hughes, Inc. - 2529 West Thorne Drive, Houston, Texas

Baker Hughes, Inc. - 12645 West Airport Road, Sugarland, Texas

Bay Valley Foods, LLC - 2935 Van Vactor Way, Plymouth, Indiana

1.
Mortgage, Security Agreement and Fixture Filing for $6,675,000.00 from LSAC Plymouth L.P., a Delaware limited partnership to LaSalle Bank National Association dated August 10, 2006, recorded August 11, 2006, as Instrument No. 200605893, Recorder's Office, Marshall County, Indiana. Assignment of Mortgage, Security Agreement and Fixture Filing and Assignment of Assignment of Leases and Rent, from LaSalle Bank National Association to Wells Fargo Bank, N.A., recorded April 23, 2007, as Instrument #200702471, Recorder's Office, Marshall County, Indiana.

2.
Assignment of Leases and Rents from LSAC Plymouth L.P., Q Delaware limited partnership to LaSalle Bank National Association dated August 10, 2006, recorded with the Registry of Deeds for Marshall County on August 11, 2006, as Instrument No. 200605894. Assignment of Mortgage, Security Agreement and Fixture Filing and Assignment of Assignment of Leases and Rent, from LaSalle Bank National Association to Wells Fargo Bank, N.A., recorded April 23, 2007, as Instrument #200702471, Recorder's Office, Marshall County, Indiana.

3.
UCC Financing Statement listing LSAC Plymouth L.P., a Delaware limited partnership, as debtor, and LaSalle Bank National Association, as secured party, recorded with the Registry of Deeds for Marshall County on August 11, 2006, as Instrument No. U20060121, and for the Secretary of the State of Indiana. ASSIGNED, by Amendment of UCC Financing Statement recorded April 23, 2007, as Instrument #U20070031, Recorder's Office, Marshall County, Indiana.

4.	Taxes for 2006 due and payable 2007, a lien, but not yet due and payable and taxes for all subsequent years, which are not yet a lien.(6)

5.	Final plat and restrictions recorded September 14, 2001, as Instrument #200107472, Recorder's Office, Marshall County, Indiana.(8)

6.
Lease as evidenced by Subordination, Non-Disturbance and Attornment Agreement between Bay Valley Foods, LLC, a Delaware limited liability company (as Tenant) and LaSalle Bank National Association, a national banking association, (as Lender), dated August 10, 2006, recorded August 11, 2006, as Instrument #200605896, Recorder's Office, Marshall County, Indiana.(12)

CAE Simuflite, Inc. (CAE Inc.) - 29 South Jefferson Road, Hanover, New Jersey

1.
Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement made by LSAC Morris County, L.P. to Mortgage Electric Registration Systems, Inc., dated November 15, 2006, recorded November 15, 2006, in Mortgage Book 20669, page 688.  Secures:  $16,900,000.00 (Sixteen Million Nine Hundred Thousand and 00/100).(4)

(a)	Corrective Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated November 14, 2006, recorded January 2, 2007 in Mortgage Book 20703, page 457.

(b)	County UCC Financing Statement vs. LSAC Morris County, L.P. recorded November 15, 2006 in Book 20669, page 733.

(c)	County UCC Financing Statement vs. LSAC Morris County L.P., recorded November 15, 2006 in Book 20669, page 738.

2.	Subject to 75 foot setback line as shown on map entitled “Subdivision of Property of Richard W. McEwan, Jr.” and filed with the Morris County Clerk’s Office as Map No. 2448.(9)

3.	Subject to Easement Agreement in Deed Book 6161, page 43.(11)

4.	Subject to Developers Agreement as set forth in Deed Book 6476, page 162.(13)

5.	Subject to rights of tenants, as tenants only, under lease recorded or unrecorded as evidence by but not limited to the following: (14)

(a)
Lease by and between HP Whippany, LLCV and CAE Simuflite Inc. as evidenced by Memorandum of Lease recorded in the Morris County Clerk’s Office on October 18, 2005 in Deed Book 6458, page 209 and as affected by Subordination, Non-Disturbance and Attornment Agreement recorded in the Morris County Clerk’s Office on November 15, 2006 in Book 20669, page 717.

(b)	Assignment of Assumption of Lease and Guaranty Agreement by and between HP Whippany, LLC and LSAC Morris County, L.P. recorded November 15, 2006 in Book 20669, page 710.

Corning, Inc. - 736 Addison Road, Erwin, New York

1.	Grant from Samuel Miles to New York Central Electric Corporation recorded September 17, 1925 in Liber 396 cp 57. (noted on survey herein).

2.	Grant from Samuel Miles to New York Central Electric Corporation recorded May 11, 1926 in Liber 397 cp 115. (noted on survey herein).

3.	Gas Pipeline Easement from Ambrose E. Scudder (et al) to Corning Natural Gas Corporation recorded August 13, 1957 in Liber 729 cp 62. (noted on survey herein).

4.	Grant from Phillip W. Scudder (et al) to New York Telephone Company recorded September 29, 1960 in Liber 781 cp 537. (noted on survey herein).

5.
New York State Department of Environmental Conservation Easement, Map No. 2 Parcel 9 acquired under Notice of Appropriation recorded November 8, 1976 in Liber 969 cp 1086, reference to filed Map No. 4911. (noted on survey herein).

6.	Thirty-foot Sewer Easement as shown on Map No. 10113. (noted on survey herein).

7.	Easement from 736 Addison Road LLC to New York State Electric & Gas Corporation dated 03-20-06 and recorded 05-04-06 in Liber 2015 cp 224.

8.	Easement from 736 Addison Road, LLC to Time Warner Cable dated May 22, 2006 and recorded June 12, 2006 in Liber 2022 of deeds at page 266.

As to the above items, Policy/Company insures that the building as shown on survey herein last dated May 19, 2006 (Job No. 12781.01) may remain undisturbed notwithstanding the said easements and agreements.

9.
Terms, covenants, conditions, agreements and other matters set forth in Lease Agreement between Corning Property Management Corporation, lessor, and Vandermark Exploration Inc. lessee, (Oil and Gas Lease) dated January 13, 2005 as evidenced by Memorandum recorded January 21, 2005 in Liber 1928 cp 213, as amended by Amendment of Oil and Gas Lease dated as of 10-4-05, evidenced by Memorandum of Amendment of Oil and Gas Lease dated 10-12-05 and recorded 10-17-05 in Liber 1979 cp 182; partially assigned by Liber 2073 cp 124 and Liber 2073 cp 127. (area affected by lease as amended is shown on survey herein made by Weiler Associates last revised May 19, 2006 (Job No. 12781.01).

10.
Terms, covenants, conditions, agreements and other matters set forth in unrecorded lease between 736 Addison Road, LLC and Corning Incorporated, dated September 30, 2005, as amended by First Amendment to Lease dated May_, 2006.

11.
Absolute Assignment of Leases and Rents between Lexington TNI Erwin L.P. and Transamerica Occidental Life Insurance Company dated September 28, 2006 and recorded in the Steuben County Clerk's Office October 10, 2006 in Liber 2692 cp 312.

12.
Subordination, Non-Disturbance and Attornment Agreement between Corning Incorporated and Transamerica Occidental Life Insurance Company dated September 28, 2006 and recorded in the Steuben County Clerk's Office October 10, 2006 in Liber 2692 cp 331.

Cox Communications, Inc. - 1440 East 15th Street, Tucson, Arizona

1.	Taxes which are not yet due nor payable. (1)

2.	Water rights, claims or title to water, and agreements, covenants, conditions or rights incidental thereto, whether or not shown in the public records. (2)

3.	Easements, restrictions, reservations, and conditions as set forth on the recorded plat of said subdivision. (3)

4.	Easement and Right of Way between the City of Tucson and Catalina Broadcasting Company dated and recorded on September 4 , 1946 in Records Book 102 and Page 547. (4)

5.
Any private rights or easements on, under and across those portions of the land lying within the road, street or alley as found in a deed recorded in Docket 28, Page 590 in connection with a sale of land between the City of Tucson and Catalina Broadcasting Company.  (5, 6)

6.	Right of Way Easement interest granted by Cooke Cablevision of Tucson, Inc. to Tucson Electric Power Company recorded on July 14, 1988 in Docket 28, Page 590. (7)

7.
Terms and Provision set forth within the Memorandum of Site License Agreement recorded on March 20, 2002 as instrument number in Docket 11760 at Page 1164 of the Records of Pima County, Arizona, between CoxCom, Inc. and Verizon Wireless.  (12)

8.	Rights of CoxCom, Inc. in Lease Agreement as referenced in Assignment and Assumption of Lease recorded July 20, 1998 in Docket 10841 at Page 1919. (11)

9.	Non-exclusive easement granted by Net 2 Cox, LLC to the Arizona Board of Regents on behalf of the University of Arizona recorded in Docket 12103, Page 3979. (13)

8.

Dana Corporation - 6938 Elm Valley Drive, Kalamazoo, Michigan

1.	All taxes not yet due and payable. (3)

2.	Easement granted to Consumers Energy Company, dated January 12, 1939 and recorded in Liber 378, page 342. (4)

3.	Deed to Consumers Energy Company, dated March 6, 1970 and recorded in Liber 849, page 392 (5)

4.	Easement granted to Consumers Energy Company, dated March 6, 1970 and recorded in Liber 850, page 415. (6)

5.	Easement Agreement for Water Retention, recorded October 9, 1998 in Liber 2077, page 1092. (7)

6.	Deed dated November 9, 1995 in Liber 1829, page 1060. (8)

7.	Watermain Easement from Spicer Heavy Axle and Brake, Inc. to Charter Township of Texas, Kalamazoo County and the City of Kalamazoo, recorded July 1, 1999 as document 1999-029735. (9)

8.	Easement from Dana Commercial Credit Corporation to Texas Charter Township and the City of Kalamazoo, recorded October 19, 2001 as document 2001-044405. (10)

9.	Watermain Easement from Kalamazoo Valley Community College Holding Company to Charter Township of Texas, recorded April 29, 2003 as document 2003-029558. (11)

10.	Rights of the co-owners of Kalamazoo Valley Education and Office Park in the common elements as set forth in the Master Deed recorded August 18, 1998 in Liber 2060, page 836. (12)

11.	Lease between Danacq Kalamazoo LLC as landlord and Dana Corporation as tenant, as evidenced by the Memorandum of Lease recorded November 7, 2001 as document 2001-047401. (Requirement 6)

12.	Mortgage by Lexington Kalamazoo L.P. to JPMorgan Chase Bank, N.A., now held by Wells Fargo Bank N.A. in the amount of $17,625,000. (Requirement 4)

Dana Corporation - 730 North Black Branch Road, Elizabethtown, Kentucky

1.	All taxes not yet due and payable.

2.
Conditions, stipulations, restrictions, building lines and easements, together with incidental rights, as provided for on the recorded Plat of record in Plat Cabinet 1, Plat Slide 2514 and amended in Plat Cabinet 1, Plat Slide 2673, in the Office of the Clerk of Hardin County, Kentucky.

3.	Protective Covenants for Hughes Commerce Center and Declaration of Restrictions, dated September 13, 1978, of record in Deed Book 362, Page 274, in the Office of the Clerk of Hardin County, Kentucky.

4.	Rights of others to use so much of subject property as lies within any publicly dedicated roadway or right-of-way.

5.	All coal, oil, gas and other mineral rights heretofore conveyed, excepted, reserved or leased, together with all incidental rights thereto.

6.
Terms and Conditions of Memorandum of Ground Lease by and between DANA COMMERCIAL CREDIT CORPORATION, a Delaware corporation (Lessor) and LEXINGTON ELIZABETHTOWN 730 CORP., a Delaware corporation (Lessee), dated June 30, 2005, of record in Deed Book 1158, Page 129, as amended and restated by Amended and Restated Memorandum of Ground Lease, dated August 31, 2005, of record in Deed Book 1164, Page 407 in the Office of the Clerk of Hardin County, Kentucky.

7.
Terms and Conditions of Memorandum of Ground Lease by and between DANA COMMERCIAL CREDIT CORPORATION, a Delaware corporation (Lessee) and LEXINGTON ELIZABETHTOWN 730 CORP., a Delaware corporation (Lessor), dated June 30, 2005, of record in Deed Book 1158, Page 144, as affected by Subordination, Non-Disturbance and Attornment Agreement, dated August 31, 2005, by and among COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC., a California corporation (Lender), LEXINGTON ELIZABETHTOWN 730 CORP., a Delaware corporation (Landlord), and DANA CORPORATION, a Virginia corporation (Tenant), of record in Deed Book 1164, Page 434, in the Office of the Clerk of Hardin County, Kentucky.

8.
Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing to secure $4,822,348.00 from LEXINGTON ELIZABETHTOWN 730 CORP., a Delaware corporation, in favor of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation dated August 31, 2005, and recorded in Mortgage Book 1516, Page 530, in the Office of the Clerk of Hardin County, Kentucky.

9.
Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing to secure $4,822,348.00 in favor of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation, dated August 31, 2005, and recorded in Mortgage Book 1516, Page 598, in the Office of the Clerk of Hardin County, Kentucky.

10.
Assignment of Leases and Rents from LEXINGTON ELIZABETHTOWN 730 CORP., a Delaware corporation, in favor of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation dated August 31, 2005, and recorded in Mortgage Book 1164, Page 416, in the Office of the Clerk of Hardin County, Kentucky.

11.
Financing Statement filed with COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., as Secured Party, and LEXINGTON ELIZABETHTOWN 730 CORP., a Delaware corporation, as Debtor, as shown of record in Mortgage Book 1516, Page 584, in the Office of the Clerk of Hardin County, Kentucky.

12.
Subordination, Non-Disturbance and Attornment Agreement, dated August 31, 2005, by and among COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation (Lender), LEXINGTON ELIZABETHTOWN 730 CORP., a Delaware corporation (Landlord) and DANA CORPORATION, a Virginia corporation (Tenant), of record in Deed Book 1164, Page 434, in the Office of the Clerk of Hardin County, Kentucky.

Dana Corporation - 750 North Black Branch Road, Elizabethtown, Kentucky

1.	All taxes not yet due and payable.

2.
Conditions, stipulations, restrictions, building lines and easements, together with incidental rights, as provided for on the recorded Plat of record in Plat Cabinet 1, Plat Slide 2514 and amended in Plat Cabinet 1, Plat Slide 2673, in the Office of the Clerk of Hardin County, Kentucky.

3.	Protective Covenants for Hughes Commerce Center and Declaration of Restrictions, dated September 13, 1978, of record in Deed Book 362, Page 274, in the Office of the Clerk of Hardin County, Kentucky.

4.	Rights of others to use so much of subject property as lies within any publicly dedicated roadway or right-of-way.

5.	All coal, oil, gas and other mineral rights heretofore conveyed, excepted, reserved or leased, together with all incidental rights thereto.

6.
Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing to secure $25,602,534.00 from LEXINGTON ELIZABETHTOWN 750 CORP., a Delaware corporation, in favor of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation, dated August 31, 2005, and recorded in Mortgage Book 1516, Page 557, in the Office of the Clerk of Hardin County, Kentucky.

7.
Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing to secure $25,602,534.00 in favor of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation, dated August 31, 2005, and recorded in Mortgage Book 1516, Page 624, in the Office of the Clerk of Hardin County, Kentucky.

8.
Assignment of Leases and Rents from LEXINGTON ELIZABETHTOWN 750 CORP., a Delaware corporation, in favor of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation, dated August 31, 2005, and recorded in Mortgage Book 1164, Page 425, in the Office of the Clerk of Hardin County, Kentucky.

9.
Financing Statement filed with COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., as Secured Party, and LEXINGTON ELIZABETHTOWN 750 CORP., a Delaware corporation, as Debtor, as shown of record in Mortgage Book 1516, Page 591, in the Office of the Clerk of Hardin County, Kentucky.

10.
Subordination, Non-Disturbance and Attornment Agreement, dated August 31, 2005, by and among COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation (Lender), LEXINGTON ELIZABETHTOWN 750 CORP., a Delaware corporation (Landlord) and DANA CORPORATION, a Virginia corporation (Tenant), of record in Deed Book 1164, Page 447, in the Office of the Clerk of Hardin County, Kentucky.

11.
Terms and Conditions of Memorandum of Ground Lease by and between DANA COMMERCIAL CREDIT CORPORATION, a Delaware corporation (Lessor) and LEXINGTON ELIZABETHTOWN 750 CORP., a Delaware corporation (Lessee), dated June 30, 2005, of record in Deed Book 1158, Page 121, as amended and restated by Amended and Restated Memorandum of Ground Lease, dated August 31, 2005, of record in Deed Book 1164, Page 398, both in the Office of the Clerk of Hardin County, Kentucky.

12.
Terms and Conditions of Memorandum of Ground Lease by and between DANA COMMERCIAL CREDIT CORPORATION, a Delaware corporation (Lessee) and LEXINGTON ELIZABETHTOWN 750 CORP., a Delaware corporation (Lessor), dated June 30, 2005, of record in Deed Book 1158, Page 137, as affected by Subordination, Non-Disturbance and Attornment Agreement, dated August 31, 2005, by and among COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC., a California corporation (Lender), LEXINGTON ELIZABETHTOWN 750 CORP., a Delaware corporation (Landlord), and DANA CORPORATION, a Virginia corporation (Tenant), of record in Deed Book 1164, Page 447, in the Office of the Clerk of Hardin County, Kentucky.

13.
Railroad Easement granted the City of Elizabethtown, Kentucky and Shannon Properties, Inc., dated January 6, 1994, of record in Deed Book 777, Page 521, in the Office of the Clerk of Hardin County, Kentucky.

14.	Certificate of Land Use Restrictions with the Hardin County Planning Commission of record in Deed Book 950, Page 277, in the Office of the Clerk of Hardin County, Kentucky.

15.
Restrictions and stipulations (deleting any restrictions indicating any preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin) of record in Plat Cabinet 1, Slides 1075 and 1453, as amended by Amendments to Ownership Certifications recorded in Deed Book 777, Page 509, and Deed Book 778, Page 73, Plat Cabinet 1, Slides 1462, 1463, and 1547, and Amended Record Plat recorded in Plat Cabinet 1, Slide 2673, all in the Office aforesaid. A violation of said restrictions and stipulations will not work a forfeiture or reversion of title.

Dana Corporation - 10000 Business Boulevard, Dry Ridge, Kentucky

1.	All taxes not yet due and payable.

2.
Lease as evidenced by Memorandum of Lease between Lexington Dry Ridge Corp., a Delaware corporation, (Lessor) and Dana Corporation, a Virginia Corporation (Lessee), dated June 30, 2005 and filed on July 11, 2005 in Deed Book 309, page 663, Grant County Records.

3.
Right-of-Way and/or Easement for gas, electric and/or utility lines or facilities; for the transmission and/or distribution of electric energy and/or gaseous substances; and/or for other utility purposes; and for any and all purposes for which gas and/or electric energy and/or distribution and/or gaseous substances, together with underground facilities, if any, granted to Union, Light, Heat and Power, by instrument dated October 6, 1989, and recorded in Deed Book 177, Page 95, of the Grant County Records; said Grant of Easement being partially released pursuant to Quitclaim Deed of Part of Easement, dated August 12, 1998, and recorded in Deed Book 243, Page 636, of the Grant County Records.

4.
Easements for the installation and operation of telecommunication lines and poles, as granted to American Telephone and Telegraph Company of Kentucky, Inc., dated November 29, 1938, and recorded in Deed Book 59, Page 15 and 16, of the Grant County Records.

5.
Grant of Easement for the purpose of erecting and operation poles, wire and conduits, as granted to Citizens Telephone Company, by Grant of Easement, dated October 11, 1950, and recorded in Deed Book 74, Page 470, of the Grant County Records.

6.
Easements for the construction and maintenance of drainage structures, slopes and ditches, as granted to City of Dry Ridge, Grant County, Kentucky, by Deed of Conveyance dated June 8, 1988, and recorded in Deed Book 169, Page 244, of the Grant County Records.

7.
Subject to stipulation, conditions and restrictions as set forth in Declaration of Protective Covenants by Grant County Industrial Park, dated September 8, 1988, and recorded in Deed Book 170, Page 368, of the Grant County Records.

8.
Right-of-Way and/or Easement for transmission and/or distribution of electric energy, including underground facilities, if any, granted to Union, Light, Heat and Power Company, by instrument dated June 5, 1998, and recorded in Deed Book 241, Page 121, of the Grant County Records.

9.
Right-of-Way and/or Easement for transmission and/or distribution of electric energy, including underground facilities, if any, granted to Union, Light, Heat and Power Company, recorded in Deed Book 290, Page 14, of the Grant County Records.

10.
Easements as shown in Deed, dated September 6, 1988, and recorded in Deed Book 170, Page 380 and referenced in Deed to Dana Commercial Credit Corporation, a Delaware corporation, dated October 17, 1997, and recorded in Deed Book 234, Page 334, of the Grant County Records.

11.
Terms and conditions of Ground Lease, together with Option to Purchase and First Right of Refusal in favor of Lexington Dry Ridge Corp., a Delaware corporation, as evidenced by a Memorandum of Ground Lease recorded in Deed Book 309, Page 651, as amended and evidenced by an Amended and Restated Memorandum of Ground Lease recorded in Deed Book 311, Page 211 of the Grant County Records.

12.	Rights of the Public and others entitled thereto in and to the use of that portion of the property within the bounds of any publicly dedicated road or highways.

13.
Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from Lexington Dry Ridge Corp., a Delaware corporation to Countrywide Commercial Real Estate Finance Inc., in the amount of $12,127,609.00, and filed on September 8, 2005 and recorded in Mortgage Book 333, Page 799, of the Grant County Records.

14.
Subordination, Non-Disturbance and Attornment Agreement between Countrywide Commercial Real Estate Finance Inc. and Lexington Dry Ridge Corp., a Delaware corporation, and Dana Corporation filed on September 8, 2005 and recorded in Mortgage Book 334, Page 31, of the Grant County Records.

15.
Assignment of Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Countrywide Commercial Real Estate Finance Inc., to LaSalle Bank National Association, as Trustee for Registered Holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5 filed on April 2, 2007 in Mortgage Book 368, Page 92, of the Grant County Records.

16
Assignment of Leases and Rents from Lexington Dry Ridge Corp., a Delaware corporation to Countrywide Commercial Real Estate Finance Inc., and recorded in Mortgage Book 333, Page 830, of the Grant County Records.

17.
Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from Lexington Dry Ridge Corp., a Delaware corporation to Countrywide Commercial Real Estate Finance Inc., in the amount of $12,127,609.00, and filed on September 8, 2005 and recorded in Mortgage Book 334, Page 1, of the Grant County Records.

18.
Subordination, Non-Disturbance and Attornment Agreement between Countrywide Commercial Real Estate Finance Inc. and Lexington Dry Ridge Corp., a Delaware corporation, and Dana Corporation filed on September 8, 2005 and recorded in Mortgage Book 334, Page 31, of the Grant County Records.

19.
Assignment of Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Countrywide Commercial Real Estate Finance Inc., to LaSalle Bank National Association, as Trustee for Registered Holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5 filed on April 3, 2007 in Mortgage Book 368, Page 106, of the Grant County Records.

20.
UCC-1 Financing Statement listed debtor as Lexington Dry Ridge Corp., a Delaware corporation and secured party as Countrywide Commercial Real Estate Finance Inc., filed on September 8, 2005 in Book FF2, Page 188 of the Grant County Records.

21.
UCC-3 Financing Statement Amendment assigning to LaSalle Bank National Association, as Trustee for Registered Holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5 filed on April 12, 2007 in Book FF2, Page 341, in the Grant County Records.

Dana Corporation - 301 Bill Byran Boulevard, Hopkinsville, Kentucky

1.	All taxes not yet due and payable.

2.
Conditions, stipulations, restrictions, building lines and easements, together with incidental rights, as provided for on the recorded Plat of record in Plat Cabinet 1, Slide 310, Plat Cabinet 1, Slide 391, and Plat Cabinet 7, Slide 456, all in Christian County, Kentucky.

3.	Conditions, stipulations, restrictions, building lines and easements, together with incidental rights, as set out in instrument of record in Deed Book 465, Page 481, in Christian County, Kentucky.

4.
Terms and conditions of Deed of Dedication and Restrictions dated April 123, 1975, by the Hopkinsville Industrial Foundation, Inc., a non-profit organization, of record in Miscellaneous Book 3, Page 283, which was amended by Amendment to Deed of Dedication and Restrictions for the. Hopkinsville Industrial Park, dated November 20, 1981, of record in Miscellaneous Book 16, Page 143, and amended further by Amendment of Restrictions, dated December 14, 1989, of record in Miscellaneous Book 35, Page 84, all in Christian County, Kentucky.

5.
Terms and conditions of Memorandum of Lease, dated December 28, 1989, by and between Shannon Properties, Inc., a Delaware corporation ("Lessor"), and Dana Corporation, Parish Division, a Virginia corporation ("Lessee"), of record in Miscellaneous Book 35, Page 125, in Christian County, Kentucky.

6.
Right of Way Easement dated December 28, 1989, granted Pennyrile Rural Electric Cooperative Corporation of Hopkinsville, Kentucky, a Kentucky corporation, of record in Miscellaneous Book 36, Page 227, in Christian County, Kentucky.

7.	Conditions, stipulations, restrictions, building lines and easements, together with incidental rights, as set out in instrument of record in Deed Book 530, Page 104, in Christian County, Kentucky.

8.	Certificate of Land Use Restrictions with the Louisville and Jefferson County Planning Commission of record in Deed Book 68, Page 168, in Christian County, Kentucky.

9.
Terms and conditions of Memorandum of Lease, dated June 30, 2005, by and between Lexington Hopkinsville Corp., a Delaware corporation ("Lessor") and Dana Corporation, a Virginia corporation ("Lessee"), of record in Miscellaneous Book 90, Page 425, in Christian County, Kentucky.

10.	Easement set forth in Deed of record in Deed Book 432, Page 406, in Christian County, Kentucky.

11.	Rights of others to use so much of subject property as lies within any publicly dedicated roadway or right-of-way.

12.	All coal, oil, gas and other mineral rights heretofore conveyed, excepted, reserved or leased, together with all incidental rights thereto.

13.
Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing to secure $15,001,124.00, up to a maximum of $30,002,248.00, in favor of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation, dated August 31, 2005, and recorded in Mortgage Book 1006, Page 90, in Christian County, Kentucky.

14.
Assignment of Leases and Rents from in favor of COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation, dated August 31, 2005, and recorded in Mortgage Book 1006, Page 117, in Christian County, Kentucky.

15.
Financing Statement (Fixture Filing) filed with COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation, as secured party, as shown of record in Mortgage Book 1006, Page 127, in Christian County, Kentucky.

16.
Subordination, Non-Disturbance and Attornment Agreement, dated August 31, 2005, by and among COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE INC., a California corporation (Lender), LEXINGTON HOPKINSVILLE CORP., a Delaware corporation (Landlord) and DANA CORPORATION, a Virginia corporation (Tenant), of record in Mortgage Book 1006, Page 135, in Christian County, Kentucky.

Dana Corporation - 4010 Airpark Drive, Owensboro, Kentucky

1.	Lien of 2007 real estate taxes not yet due and payable.

2.	Conditions, stipulations, restrictions, building lines and easements, together with incidental rights, as provided for on the recorded Plat of record in Plat Book 26, Page 40, in the Office aforesaid.

3.	Easement granted City Utility Commission of the City of Owensboro, Kentucky, of record in Deed Book 684, Page 845, in the Office aforesaid.

4.
Memorandum of Ground Lease by and between Dana Commercial Credit Corporation, a Delaware corporation (lessor) and Lexington Owensboro Corp., a Delaware corporation (lessee), filed for record July 7, 2005 in Deed Book 801, Page 832, of the Daviess County Records.

5.
Memorandum of Lease by and between Lexington Owensboro Corp., a Delaware corporation (lessor) and Dana Corporation, a Virginia corporation (lessee), filed for record July 7, 2005 in Deed Book 801, Page 840, of the Daviess County Records.

6.
Amended and Restated Memorandum of Ground Lease by and between Dana Commercial Credit Corporation, a Delaware corporation (lessor) and Lexington Owensboro Corp., a Delaware corporation (lessee) filed for record September 2, 2005 in Deed Book 804, Page 823, of the Daviess County Records.

7.	Declaration of Covenants, Restrictions and Easements of the MidAmercia Airfare recorded in Deed Book 673, Page 360, in the office aforesaid.

8.	Deed of Avigation Easement and Airport Servitudes recorded in Deed Book 651, Page 641, in the Office aforesaid.

9.
Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from Lexington Owensboro Corp., a Delaware corporation to Countrywide Commercial Real Estate Finance, Inc., in the maximum amount of $10,846,385.00, filed for record September 2, 2005 in Mortgage Book 1451, Page 769, of the Daviess County Records.

10.
Assignment of leases and Rents from Lexington Owensboro Corp., a Delaware corporation to Countrywide Commercial Real Estate Financing, Inc., filed for record September 2, 2005 in Mortgage book 1451, page 797, of the Daviess County Records.

11.
Assignment of Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from Countrywide Commercial Real Estate Finance, Inc. to LaSalle Bank Notional Association, as trustee for the registered holders of ML-CFC Commercial Mortgage trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, filed for record April 9, 2007 in Mortgage Book 1566, Page 945, of the Daviess County Records.

12.
Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from Lexington Owensboro Corp., a Delaware corporation to Countrywide Commercial Real Estate Finance, Inc., in the maximum amount of $10,846,385.00, filed for record September 2, 2005 in Mortgage Book 1451, Page 806, of the Daviess County Records.

13.
Subordination, Non-Disturbance and Attornment Agreement by and between Countrywide Commercial Real Estate Financing, Inc., a Delaware Corporation (lender), Lexington Owensboro Corp., a Delaware corporation (landlord) and Dana Corporation, a Virginia corporation (tenant), filed for record September 2, 2005 in Mortgage Book 1451, Page 832, of the Daviess County Records.

14.
Assignment of Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from Countrywide Commercial Real Estate Finance, Inc. to LaSalle Bank Notional Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, filed for record April 20, 2007 in Mortgage Book 1569, Page 497, of the Daviess County Records.

15.
Financing Statement No. 15793 from Lexington Owensboro Corp. (debtor) to Countrywide Commercial Real Estate Finance, Inc. (secured party), filed for record September 6, 2005, in Fixture Filing Book 6, Page 534, of the Daviess County Records.

16.
Financing Statement Assignment from Countrywide Commercial Real Estate Finance, Inc. to LaSalle Bank National Association, as trustee for the Registered Holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, filed for record April 9, 2007 in Fixture Filing Book 7, Page 319, of the Daviess County Records.

EDS Information Services, LLC (Electronic Data Systems Corporation) - 3600 Army Post Road, Des Moines, Iowa

1.	All taxes not yet due and payable.

2.	Declaration of Covenants and Restrictions filed of record June 11, 1997, in Book 7654, page 147.

Amended by First Amendment to Declaration of Covenants and Restrictions dated March 30, 2005, filed of record April 1, 2005, in Book 10999, Page 570-576.

3.	Urban Renewal Development Agreement (Airport Business Park Urban Renewal Project) filed of record December 18, 1996, in Book 7544, page 180.

Terms and conditions of the Restated Urban Renewal Plan for the Airport Business Park Urban Renewal Project as contained within that certain Resolution Closing Public Hearing on the First Amendment to the Urban Renewal Plan for the Airport Business Park Urban Renewal Project and adopting same filed of record September 28, 2001, in Book 9002, page 925, as Document No. 030155.

Terms and conditions of First Amendment to the Urban Renewal Development Agreement dated April 8, 2002, filed of record August 1, 2002, in Book 9255, page 515.

4.	Declaration of Covenants filed of record April 17, 1997, in Book 7613, page 810, and filed of record May 15, 1997, in Book 7634, page 107.

5.	Declaration of Covenants and Restrictions For Airport Business Park filed of record May 15, 1997, in Book 7634, page 158.

Amended by First Amendment to Declaration of Covenants and Restrictions for Airport Business Park dated January 24, 2002, filed of record March 13, 2002, in Book 9104, page 714, as Document No. 089842.

6.	Articles of Incorporation of Airport Business Park Owners' Association, Inc., filed of record June 18, 1997, in Book 7658, page 693.

7.	Watermain Easement as shown on the Plat of Airport Business Park Plat No. 1 and filed of record in Book 7634, page 127.

8.	Terms and conditions of a MidAmerican Energy Company Underground Electric Line Easement filed of record June 14, 2002, in Book 9183, page 373.

9.	Drainage and utility easements shown on the plat of Airport Business Park Plat 2 filed of record November 6, 2002, in Book 9434, page 630.

10.	Terms and conditions of Permanent Easement For Storm Sewer Right of way dated October 18, 2002, filed of record November 6, 2002, in Book 9434, page 669.

11.	Terms and conditions of Supplemental Declaration of Covenants dated April 8, 2002, filed of record November 6, 2002, in Book 9434, page 688.

Georgia Power Company - 2500 Patrick Henry Parkway, McDonough, Georgia

1.	All taxes not yet due and payable.

2.
Right of Way Easement from C.W. Walker to Snapping Shoals Electric Membership Corporation, dated July 1, 1938, recorded September 21, 1939 in Deed Book 31, Page 376, in the Office of the Clerk of the Superior Court, Henry County.

3.	Easement from C.W. Walker to Georgia Power Company, dated March 31, 1950, recorded April 29, 1950 in Deed Book 42, Page 502, in the Office of the Clerk of the Superior Court, Henry County.

4.	Easement from Claude Pittman to Georgia Power Company, dated March 8, 1954, recorded April 3, 1954 in Deed Book 49, Page 252, in the Office of the Clerk of the Superior Court, Henry County.

5.	Easement from Claude Pittman to Georgia Power Company, dated April 2, 1957, recorded April 27, 1957 in Deed Book 55, Page 550, in the Office of the Clerk of the Superior Court, Henry County.

6.	Easement from David H. Parker to Georgia Power Company, dated October 15, 1959, recorded December 4, 1959 in Deed Book 62, Page 324, in the Office of the Clerk of the Superior Court, Henry County.

7.
Golf Play Easement from Killearn Properties, Inc. of Ga. to Killearn, Inc., dated November 16, 1996, recorded December 19, 1996 in Deed Book 2465, Page 262, in the Office of the Clerk of the Superior Court, Henry County.

8.
Terms and conditions Atlanta Tech Center Declaration of Covenants and Restrictions, dated March 3, 1999, recorded on March 2, 1999 in Deed Book 3213, Page 251, in the Office of the Clerk of the Superior Court, Henry County.

9.
Terms and conditions of that Temporary Access Easement and Permanent Utility Easement Agreement from HP Venture III, LLC to Killearn Properties, Inc. of Ga., dated March 4, 1999, recorded March 11, 1999 in Deed Book 3224, Page 209, in the Office of the Clerk of the Superior Court, Henry County.

10.
Terms and conditions of that Lease Agreement by and between HP Venture III, LLC and The Georgia Power Company, as evidenced for record by that Short Form Lease, dated February 19, 1999, recorded March 11, 1999 in Deed Book 3224, Page 226, as assigned by Assignment and Assumption of Lease dated September 8, 2005, which was recorded as an amendment to that certain Special Warranty Deed recorded in Deed Book 8478, Page 124, in the Office of the Clerk of the Superior Court, Henry County.

11.
Temporary Construction Easement from HP Venture III, LLC to Henry County, Georgia, dated June 3, 2005, recorded June 22, 2005 in Deed Book 8213, Page 196, in the Office of the Clerk of the Superior Court, Henry County.

12.
Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement from Acquiport McDonough L.P. to Mortgage Electronic Registration Systems, Inc., as nominee for Bank of America, N.A. dated September 21, 2005, filed for record on September 29, 2005 at 12:52 pm in Deed Book 8517, Page 173, in the Office of the Clerk of the Superior Court, Henry County, Georgia.

13.
UCC Financing Statement with Real Estate Addendum attached between Acquiport McDonough L.P. (Debtor) and Mortgage Electronic Registration Systems, Inc., (Secured Party) filed for record on September 29, 2005 at 12:52 pm in Deed Book 8517, Page 207, in the Office of the Clerk of the Superior Court, Henry County, Georgia.

14.
Subordination, Non-Disturbance and Attornment Agreement between Georgia Power Company, Acquiport McDonough L.P. and Bank of America, N.A., dated September 16, 2005, filed for record September 29, 2005 at 12:52 pm in Deed Book 8517, Page 198, in the Office of the Clerk of the Superior Court, Henry County.

Honeywell, Inc. - 19019 N. 59th Avenue, Glendale, Arizona

1.	Water Rights, claims or title to water, and agreements, covenants, conditions or rights incident thereto, whether or not shown by the public records. (2)

2.	Taxes which are not yet due nor payable. (3)

3.	Easement and rights incident thereto as set forth in instrument recorded in Docket 7123, Page 568. (4)

4.	Easement and rights incident thereto, as set forth in instrument recorded in Document No. 86-082375. (5)

5.	Easement and rights incident thereto, as set forth in instrument recorded in Document No. 86-110548. (6)

6.	Easement and rights incident thereto, as set forth in instrument recorded in Document No. 86-110549. (7)

7.	Easement and rights incident thereto, as set forth in instrument recorded in Document No. 91-508123. (8)

8.
Terms and conditions of Lease and Agreement between Glenarrow Associates Limited Partnership, an Arizona limited partnership, Landlord, and Sperry Corporation, a Delaware corporation, dated April 26, 1985 which interest was recorded on April 29, 1985 as Document No. 85-189421, as affected by Assignment of Lease between Sperry Corporation and SP-Space, Inc., a Delaware corporation (now known as Honeywell, Inc.) via document recorded as Document Number 86-640656. (9)

(i)Structure, LLC (Infocrossing, Inc.) - 11707 Miracle Hills Drive, Omaha, Nebraska

1.	All taxes not yet due and payable.(6)

2.
Terms and Provision set forth within the Memorandum of Lease dated November 30, 2005 filed December 5, 2005 as instrument number 2005153093 of the Records of Douglas County, Nebraska, executed by and between LSAC Omaha L.P., a Delaware limited partnership ("Landlord"), and (i) Structure, LLC, a Delaware limited liability company, ("Tenant"), subject to those certain provisions set forth within the Lease.(8)

3.
Deed of Trust, Security Agreement and Fixture Filing dated March 2, 2006, filed March 3, 2006 as instrument number 2006024080 of the Records of Douglas County, Nebraska, executed by LSAC Omaha L.P., a Delaware limited partnership to First American Title Insurance Company, as Trustee and LaSalle Bank National Association, a national banking association, Beneficiary, securing the principal sum of $9,000,000.00.

(a)  Assigned to U.S. Bank, National Association, as Trustee for the Registered Holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1, pursuant to the Assignment of Deed of Trust, Security Agreement and Fixture Filing filed July 3, 2006 as instrument number 2006074607 of the Records of Douglas County, Nebraska. (9)

4.
Assignment of Leases and Rents dated March 2, 2006 filed March 3, 2006 as instrument number 2006024081 of the Records of Douglas County, Nebraska, executed by and between LSAC Omaha, L.P., a Delaware limited partnership (“Borrower”) and LaSalle Bank National Association, as assignee (“Lender”).

(a)  Assigned to U.S. Bank, National Association, as Trustee for the Registered Holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1, pursuant to the Assignment of Deed of Trust, Security Agreement and Fixture Filing filed July 3, 2006 as instrument number 2006074607 of the Records of Douglas County, Nebraska. (10)

5.
Uniform Commercial Code- Financing Statement filed March 3, 2006 as instrument number 2006024082 of the Records of Douglas County, Nebraska, stating Debtor as:  LSAC Omaha, L.P. and Secured Party as:  LaSalle bank National Association, securing all collateral as set forth therein.

(a)  Assigned to U.S. Bank, National Association, as Trustee for the Registered Holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1, pursuant to the Assignment of Deed of Trust, Security Agreement and Fixture Filing filed July 3, 2006 as instrument number 2006074607 of the Records of Douglas County, Nebraska. (11)

6.
Easements contained within the Dedication of the Plat of Miracle Hills Park an easements affecting subject property as shown thereon, filed November 5, 1984 in Book 1743 at Page 73 of the Deed Records of Douglas County, Nebraska.(13)

(a)	Partial Release of Easement filed April 19, 1988 in Book 846 at Page 72 of the Records of Douglas County, Nebraska.

7.
Easements contained within the Dedication of the Plat or Miracle Hills Park Replat and easement affecting subject property as shown thereon, filed October 28, 1987 in Book 1814 at Page 498 of the Deed Records of Douglas County, Nebraska.(14)

(a)	Partial Release of Easement by Cox Cable Omaha Communications filed April 19, 1988 in Book 846 at Page 67, of the Records of Douglas County, Nebraska.

(b)	Disclaimer and Release by Omaha Public Power District filed April 19, 1988 in Book 846 at Page71 of the Records of Douglas County, Nebraska.

8.	Easement granted to Northwestern Bell Telephone Company by instrument filed October 20, 1975 in Book 556 at Page 517 of the Miscellaneous Records of Douglas County, Nebraska.(15)

9.	Terms and conditions of the Development Agreement contained within Ordinance No. 31328 filed September 25, 1987 in Book 827 at Page 446 of the Miscellaneous Records of Douglas County, • Nebraska.(16)

10.	Terms and condition of the Amendment to Easement Grant and Cross Easement dated April 4, 1988, filed April 4, 1988 in Book 844 at Page 350 of the Miscellaneous Records of Douglas County, Nebraska.(17)

(a)	Second Amendment to Easement Grant and Cross Easement dated December 15, 1989, filed December 18, 1989 in Book 908 at Page 150 of the Miscellaneous Records of Douglas County, Nebraska.

11.	Right of Way Easement granted to Omaha Public Power District by instrument filed August 16, 1988 in Book 858 at Page 719 of the Miscellaneous Records of Douglas County, Nebraska.(18)

(i)Structure, LLC (Infocrossing, Inc.) - 2005 East Technology Circle, Tempe, Arizona

1.	UNRECORDED GROUND LEASE under the terms and conditions contained therein made by:

Lessor:	THE ARIZONA BOARD OF REGENTS, acting for and on behalf of Arizona State University
Lessee:	PRICE-ELLIOTT RESEARCH PARK, INC., an Arizona non-profit corporation
Dated:	October 8, 1984
Term:	99 years
As disclosed by Memorandum of Lease
Recorded:	July 29, 1987
Document No.	87-479960

MEMORANDUM OF FIRST AMENDMENT recorded in Document No. 91-351641
MEMORANDUM OF SECOND AMENDMENT recorded in Document No. 93-033412
MEMORANDUM OF THIRD AMENDMENT recorded in Document No. 95-0802147
FOURTH AMENDMENT TO GROUND LEASE recorded in Document No. 97-0913460
MEMORANDUM OF FOURTH AMENDMENT recorded in Document No. 2002-0492441

GROUND LESSOR ESTOPPEL CERTIFICATE FOR MASTER GROUND LEASE recorded in Document No. 2006-0286407

RECOGNITION, NONDISTURBANCE AND ATTORNMENT AGREEMENT recorded in Document No. 2006-0794078

THIRD AMENDED AND RESTATED RECOGNITION, NONDISTURBANCE AND ATTORNMENT AGREEMENT recorded in Document No. 2006-1374480

MEMORANDUM OF SIXTH AMENDMENT recorded in Document No. 2006-1620928

2.         UNRECORDED LEASE under the terms and conditions contained therein made by:

Lessor:                           PRICE-ELLIOTT RESEARCH PARK, INC., an Arizona non-profit corporation
Lessee:                           PKS INFORMATION SERVICES, INC., a Delaware corporation
Dated:                            December 17, 1997
Term:                             through December 31, 2082
As disclosed by MEMORANDUM OF LEASE
Recorded:                      December 18, 1997
Document No.               97-0887395

RECOGNITION, NONDISTURBANCE AND ATTORNMENT AGREEMENT recorded in Document No. 97-0887396

FIRST AMENDMENT TO RECOGNITION, NONDISTURBANCE AND ATTORNMENT AGREEMENT recorded in Document No. 2004-1511670

3.         UNRECORDED SUBLEASE under the terms and conditions contained therein made by:

Lessor:             LSAC TEMPE L.P., a Delaware limited partnership
Lessee:             STRUCTURE, LLC, a Delaware limited liability company
Dated:              December 29, 2005
Term:               20 years with two additional 10 year renewal terms
As disclosed by MEMORANDUM OF SUBLEASE
Recorded         January 4, 2006
Document No. 2006-0007594

ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT between:
Assignor:          STRUCTURE, L.L.C., a Delaware limited liability company
Assignee:          LSAC TEMPE L.P., a Delaware limited partnership
Recorded:         January 4, 2006
Document No.  2006-0007593

RECOGNITION, NONDISTRUBANCE AND ATTORNMENT AGREEMENT recorded in Document No. 2006-0007595
SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT recorded in Document NO. 2006-0286406

4.	The liabilities obligations and burdens imposed upon said land by reason of inclusion within the Salt River Project Agricultural Improvement and Power District and Agricultural Improvement Districts.

5.	Taxes and Assessments collectible by the County Treasurer, a lien not yet due and payable for the year 2007.

6.           City of Tempe Assessment No. 00004.0000, Series 158 (Paving, curb, gutter).
7.           Agreement according to the terms and conditions contained therein:
Purpose                                  Intergovernmental Agreement for External Improvements
Dated                                  August 10, 1984
Recorded                                  September 27, 1984
Document No.                                  84-423568 and 84-423569 Addendum No. 2 in Document No. 85-204803 Amendment No. 1 in Document No. 87-508933
First Amendment in Document No. 00-0450811

8.
EASEMENTS, RESTRICTIONS, CONDITIONS AND COVENANTS, omitting, if any, from the above, any restrictions based on race, color, religion, sex, handicap, familial status or national origin as shown on the plat:

Recorded in Book 275 of Maps
Page 26
Abandonments recorded in Documents 98-0437595 and 98-0437597

9.           EASEMENT and rights incident thereto, as set forth in instrument:

Recorded in Document No.                                                                98-0994803
Purpose:                                                      underground water line and above ground fire hydrants

10.           EASEMENT and rights incident thereto, as set forth in instrument:

Recorded in Document No.                                                       98-0994804
Purpose                                                       drainage and public utilities

11.           AGREEMENT according to the terms and conditions contained therein:

Purpose                                                                easement for underground nitrogen gas line
Dated                                                                October 30, 2001
Recorded                                                      November 13, 2001
Document No.                                                                2001-1052610

12.	LEASEHOLD DEED OF TRUST given to secure the original amount shown below, and any other amount payable under the terms thereof:

Amount                                  $8,500,000.00
Dated	March 2, 2006
Recorded	March 2, 2006
Document No.	2006-0286403
Trustor                                  LSAC TEMPE L.P., A Delaware limited partnership
Trustee	Lawrence C. Petrowski, Esq. a member of the bar of the State of Arizona
Beneficiary	LaSalle Bank National Association, a national banking association

THE BENEFICIAL INTEREST under said Deed of Trust was assigned by instrument:

Recorded                                July 10, 2006
Document No.                                2006-0915053
Assignee	U.S. BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF MERRILL LYNCH MORTGAGE TRUST 2006-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-Cl

13.           ASSIGNMENT OF LEASES AND RENTS executed:

By                                LSAC TEMPE L.P., a Delaware limited partnership
To                                LaSalle Bank National Association
Dated                                March 2, 2006
Recorded                                March 2, 2006
Document No.                                2006-0286404

And thereafter Assigned to U.S. BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF MERRILL LYNCH MORTGAGE TRUST 2006-Cl, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-Cl
By instrument recorded                                                      July 10, 2006
Document No.                                                      2006-0915053

14.            FINANCING STATEMENT between:

Debtor                                 LSAC TEMPE L.P.
Secured Party                                 LaSalle Bank National Association
Recorded                                 March 2, 2006
Document No.                                 2006-0286405

And assigned by instrument:

To U.S. BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF MERRILL LYNCH MORTGAGE TRUST 2006-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-Cl
Recorded                                 July 10, 2006
Document No.                                 2006-0915054

15.            EASEMENT and rights incident thereto, as set forth in instrument:

Recorded in Document No.                                                        2005-0159868
Purpose                                                        underground telecommunications

16.	MEMORANDUM OF PAYMENT OF REFUNDING BONDS recorded in Document No. 2006-0669239.

17.            EASEMENT and rights incident thereto, as set forth in instrument:

Recorded in Document No.                                                        2007-0191951
Purpose                                                        power distribution

18.            EASEMENT and rights incident thereto, as set forth in instrument:

Recorded in Document No.                                                       2007-0430205
Purpose                                                       power distribution

Ivensys Systems, Inc. (Siebe, Inc.) - 70 Mechanic Street, Foxboro, Massachusetts

1.	All taxes not yet due and payable. (5)

2.	Restrictive covenants set forth in deed recorded in Book 3938, Page 496. (6)

3.	Natural flow of the brooks and the rights of others entitled thereto as shown on a Plan 44252. (13).

4.	Order of Taking for Relocation of Mechanic Street, dated May 4, 1997 and filed as Document No. 368983 (15).

5.
Terms and provisions of a lease by and between State Street Bank and Trust Company of Connecticut, National Association, as Owner Trustee, as Lessor, and The Foxboro Company, as Lessee, a Memorandum of which is dated March 15, 1994 and filed as Document No. 688480. (See also lessee’s name change from The Foxboro Company to INVENSYS SYSTEMS, INC. by virtue of the Articles of Amendment filed as Document No. 1019157) (18).

Kelsey Hayes Company (TRW Automotive) - 1200 & 12025 Tech Center Drive, Livonia, Michigan

1.	Taxes for the year 2007 and subsequent years, which are a lien not yet due and payable. (2)

2.           Lessee’s interest of Kelsey-Hayes Company, a Delaware corporation and the terms,conditions and provisions contained in the lease between Lexington Livonia L.L.C., aMichigan limited liability company, as lessor and Kelsey-Hayes Company, a Delaware corporation, as lessee.  Said lease being evidenced of record by the Memorandum of Lease recorded in Liber 42032, Page 1491. (As to Unit 1) (4)

3.           Lessee’s interest of Kelsey-Hayes Company, a Delaware corporation and the terms,conditions and provisions contained in the lease between Lexington Livonia L.L.C., aMichigan limited liability company, as lessor and Kelsey-Hayes Company, a Delaware corporation, as lessee.  Said lease being evidenced or record by the Memorandum of Lease recorded in Liber 42032, Page 1483. (As Unit 2) (5)

4.           Declaration of Restrictions and the terms, conditions, and provisions therein, as recordedin Liber 29198, Page 902. (6)

5.           Declaration of Easements and Restrictions and the terms, conditions, and provisionstherein, as recorded in Liber 22705, Page 122.  First Amendment to Declaration ofEasements and Restrictions recorded in Liber 23027, Page 296. (7)

6.           Easement Agreement Relating to Driveway and the terms, conditions, and provisionstherein, as recorded in Liber 23794, Page 549. (8)

7.           Assignment of Rights of Develop Under Master Deed and the terms, conditions, andprovisions therein, as recorded in Liber 29198, page 898. (9)

8.           Easement to City of Livonia for water main recorded in Liber 29485, Page 936. (10)

9.           Easement to The Detroit Edison Company for overhead and underground right of wayrecorded in Liber 23912, page 103. (11)

10.           Rights of the co-owners of LIVONIA TECH CENTER CONDOMINIUM in commonelements as set forth in the Master Deed as amended and as described in Act 59 of thePublic Acts of 1978 as amended, and all the terms and conditions, regulations,restrictions, easements and other matters set forth in the above described Master Deed and Statutes. (14)

Kelsey-Seybold Clinic (St. Lukes Episcopal Health System) - 11555 University Boulevard, Houston, Texas

1.
Restrictive Covenants recorded in/under Slide No. 20040188 of the Plat Records of Fort Bend County, Texas, Restrictions filed for record under County Clerk's File No. 1999102191 of the Official Records of Fort Bend County, Texas, Restrictions as set out in First Crossing Amended and Restated Protective Covenants, filed for record under County Clerk's File No. 2000093051 and amended under Clerk's File No. 2001037637 of the Official Records of Real Property of Fort Bend County, Texas, Restrictions filed for record under County Clerk's File No. 2000093053 of the Official Records of Fort Bend County, Texas, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin.

2.	Standby fees, taxes and assessments by any taxing authority not yet due and payable for the year 2007, and subsequent years.

3.
A water line easement located along the West property line, granted to the City of Sugar Land by Instrument, filed for record under County Clerk's File No. 2000101397 of the Official Records of Fort Bend County, Texas.

4.
An easement ten (10) feet in width along side and rear property lines for the use of public utilities as set out In instrument filed for record under County Clerk's File No. 2001037637 of the Official Records of Fort Bend County, Texas.

5.
Pipeline easement twenty (20) feet in width located along the East property line, granted to Houston Pipe Line Company by instrument recorded in Volume 112, Page 485 of the Deed Records of Fort Bend County, Texas, and as amended by instrument filed for record under County Clerk's File No. 9881581 of the Official Public Records of Real Property of Fort Bend County, Texas; and as re-defined by Restatement and Definition of Easement Grant by instrument filed for record under County Clerk's File No. 2000070959 of the Official Public Records of Real Property of Fort Bend County, Texas.

6.
Reciprocal Access Easement twenty-five (25) feet in width and widening to thirty (30) feet, for a private, non-exclusive, perpetual, irrevocable easement and right-of-way for the purpose of vehicular and pedestrian ingress and egress, by instrument dated September 15, 2003 filed for record under County Clerk's File No. 2003138404 of the Official Public Records of Real Property of Fort Bend County, Texas.

7.
Private, non-exclusive, perpetual, irrevocable easement and right-of-way for Driveway, Landscape and Utility Easements, including but not limited to storm drainage by Agreement dated May 28, 2002 filed for record under County Clerk's File No. 2002056137 of the Official Records of Fort Bend County, Texas.

8.
Private, non-exclusive easements for ingress and egress by Agreement dated May 19, 2003 by instrument filed for record under County Clerk's File No. 2003068577 of the Official Records of Fort Bend County, Texas. (Partial Termination of Easement filed under Clerk's File No. 2004082788 of the Official Public Records of Real Property of Fort Bend County, Texas.

9.	Private Driveway and Utility Easement Agreement dated May 22, 2003 filed for record under County Clerk's File No. 2003068580 of the Official Records of Fort Bend County, Texas.

10.
Conveyance of an undivided one-half (1/2) of the rights, title and interest in and to the minerals in and under the subject property granted to The Texas Department of Criminal Justice by Mineral Deed filed for record under County Clerk's File No. 9776299 of the Official Records of Fort Bend County, Texas. Exclusive rights as to the surface retained by Texas Department of Transportation. Surface rights in connection with said interest waived as set forth in instrument filed for record under County Clerk's File No. 9826613, as amended under County Clerk's File No. 9848662 of the Official Records of Fort Bend County, Texas.

11.
All oil, gas and other minerals, the royalties, bonuses, rentals and all other rights in connection with same are excepted herefrom as set forth in instrument filed for record under County Clerk's File No. 9826613, as amended under County Clerk's File No. 9848662 of the Official Records of Fort Bend County, Texas. Waiver of surface rights contained therein. Title to said interest not checked subsequent to date of aforesaid instrument.

12.
Various building and parking set back lines, as set out in First Crossing Amended and Restated Protective Covenants, filed for record under County Clerk's File No. 2000093051 of the Official Records of Fort Bend County, Texas, to-wit:

Forty (40) feet in width along University Boulevard;

Twenty-five (25) feet in width along any private street;

Fifteen (15) feet in width along any side property line not abutting a street (public or private);

Ten (10) feet in width along any rear property line not abutting a street (public or private);

Thirty (30) feet in width along any side or rear property line (for buildings whose use is intended for bulk storage of materials, goods, inventories, or similar items);

Forty (40) feet in width along any street (for parking garage structures);

Twenty-five (25) feet along property lines adjoining any public street (parking)

Ten (10) feet along side or rear property lines not adjoining a public street (parking)

13.
Terms, conditions and provisions of that certain Cross Access Easement as to a private driveway for pedestrian and vehicular access, by and between First Crossing, Ltd., a Texas limited partnership and Wolff Family Foundation, a Texas non-profit corporation and Physician Property Investment II LP, a Texas limited partnership, by Access Easement Agreement dated September 15, 2003 filed for record under County Clerk's File No. 2003138404 of the Official Records of Fort Bend County, Texas. (TRACT II)

14.
Terms, conditions and provisions of that certain Cross Access Easement as to a private, non-exclusive, perpetual, irrevocable easement and right-of-way for driveway, landscaping and for various utility easements, by and between First Crossing, Ltd., a Texas limited partnership and Wolff Family Charitable Foundation, a Texas not-for-profit foundation and Texas State Bank, a Texas banking corporation, by Private Driveway and Utility Easement Agreement, dated May 28, 2002 filed for record under County Clerk's File No. 2002056137 of the Official Records of Fort Bend County, Texas. (TRACTS III and IV)

15.
Terms, conditions and provisions for use as private, non-exclusive, perpetual, irrevocable easement and right-of-way for driveway, landscaping and for various utility easements, by and between First Crossing, Ltd., a Texas limited partnership and Wolff Family Foundation, a Texas not-for-profit foundation and JPMorgan Chase Bank, a New York state banking corporation by Private Driveway and Utility Easement Agreement dated May 22, 2003 filed for record under County Clerk's File No. 2003068580 of the Official Records of Fort Bend County, Texas. (TRACT V)

16.
Provisions for Annual Maintenance Charge and Special Assessments as set out in First Crossing Amended and Restated Protective Covenants, filed for record under County Clerk's File No(s). 2000093051 of the Official Records of Fort Bend County, Texas, and additionally secured by a lien as set forth therein. This lien has been subordinated to all first lien deeds of trust and liens in favor of third party financial institutions or representing bona fide seller financing.

17.
The above property lies within the City of Sugar Land and is subject to the restrictions, zoning map and regulations imposed by Ordinances of the City of Sugar Land, including the designation of the area in which the property is located as the "Sugar Land Municipal Airport Zoning".

18.
Contract effective February 11, 2002 by and between First Crossing, Ltd. and Wolff Family Charitable Foundation and the City of Sugar Land, as disclosed by Memorandum of Notice of Contract dated March 11, 2002 filed for record under County Clerk's File No. 2002035082 of the Official Records of Fort Bend County, Texas.

19.	A utility easement by instrument filed for record under County Clerk's File No. 2001037637 of the Official Records of Fort Bend County, Texas. (Tract VI)

20.
A ten (10) foot easement for underground utility purposes reserved in Deed dated August 20, 2004, from First Crossing, Ltd., a Texas limited partnership and Wolff Family Foundation, a Texas not-for-profit foundation, to TDC KS, L.P., a Delaware limited partnership, filed for record on August 20, 2004, under Clerk's File No. 2004102811 of the Official Public Records of Real Property of Fort Bend County, Texas.

21.
A sanitary sewer easement fifteen (15) feet in width, located along the westerly line, granted to the City of Sugar Land by instrument dated January 4, 2002 filed for record under County Clerk's File No. 2002004533 of the Official Records of Fort Bend County, Texas. (TRACT IV)

22.
An Access Easement twenty-five (25) feet in width as shown on plat thereof filed under Slide No. 20040188 of the Plat Records of Fort Bend County, Texas, and by instrument filed under County Clerk's File No. 2003138404 of the Official Records of Fort Bend County, Texas.

Litton Loan Servicing L.P. (Credit-Based Asset Servicing and Securitization LLC) - 3500 North Loop Court, McDonough, Georgia

1.	All taxes not yet due and payable. (5)

2.	Easements in favor of Southern Bell Telephone and Telegraph Company, as follow: (7)

(a)            dated February 17, 1955, recorded in Deed Book 50, page 592(a); and

(b)	dated February 18, 1955, recorded in Deed Book 50, page 592(b), aforesaid records.

3.	Right of Way Easement in favor of Southern Bell Telephone and Telegraph Company, dated May 23, 1990, recorded in Deed Book 1183, page 163, aforesaid records. (8)

4.
Declaration of Restrictive Covenants for Greenwood Industrial Park by Robert Pattillo Properties, Inc., dated July 14, 1998, filed July 13, 1998, recorded in Deed Book 2953, page 203, aforesaid records; as amended by Amendment dated April 29, 1999, filed May 12, 1999, recorded in Deed Book 3300, page 293, aforesaid records. (9)

5.
Declaration of Easements and Agreement for Common Area Maintenance for Greenwood Industrial Park by Robert Pattillo Properties, Inc., dated July 14, 1998, filed July 13, 1998, recorded in Deed Book 2953, page 250, aforesaid records; as amended by Amendment dated April 29, 1999, filed May 12, 1999, recorded in Deed Book 3300, page 298, aforesaid records. (10)

6.	Easements as contained within Right of Way Deed in favor of Henry County, Georgia, dated January 22, 1999, recorded in Deed Book 3197, page 38, aforesaid records. (11)

7.
Rail Construction Easement Agreement by and between CS Integrated LLC and Robert Pattillo Properties, Inc., dated April X, 1999, filed May 12, 1999, recorded in Deed Book 3300, page 328, aforesaid records.  (12)

8.
Memorandum of Lease from CS Integrated, LLC to Atlas Cold Storage America, LLC, dated October 23, 2002, filed November 4, 2002, recorded in Deed Book 5414, page 46, aforesaid records; as amended by First Amendment dated December 20, 2005, filed February 17, 2006, recorded in Deed Book 8949, page 185, aforesaid records; as affected by Subordination, Non-Disturbance and Attormnent Agreement among Capmark Bank f/k/a GMAC Commercial Mortgage Bank) NK-McDonough Property LLC and Atlas Cold Storage dated January 30, 2007, filed January 31, 2007, recorded in Deed Book 9946, page 245, aforesaid records.  (13)

9.	All matters shown on recorded plat filed January 24, 2007, recorded in Plat Book 46, pages 226-230, aforesaid records. (14)

10.
The following as shown on ALTA/ACSM Land Title Survey dated August 18, 2006 for NKMcDonough Property, LLC, Capmark Finance, Inc., a California corporation, its successors and assigns, Capmark Bank, a Utah Industrial Bank, its successors and assigns, and Lawyers Title Insurance Corporation by Watts & Browning Engineers, Inc., V. T. Hammond, Georgia R.L.S. No. 2554, last revised January 16, 2007:  (15)

(a)	building setback lines: 20 feet along northern and eastern boundaries and 70 feet along southern and western boundaries of Tracts One A and One B of subject property;

(b)	encroachment by approximately 12.5 feet of small brick building into building setback line at southwest corner of Tract One A of subject property;

(c)	matters along 80 foot right of way of Greenwood Road and along variable right of way of Greenwood Industrial Parkway (Tracts One A and One B) as shown on the survey;

(d)	drainage pipe and weir box (Deed Book 6995, page 198) located in northeast portion of Tract One B of subject property;

(e)	spur track running across northern boundary line and along easterly boundary line of Tracts One A and One B of subject property;

(f)	18 inch reinforced concrete pipe located along southern boundary line of Tract Two of subject property;

(g)	drainage pipes located in southwest portion of Tract One A and along southern boundary line of Tract Two of subject property;

(h)	sanitary sewer line with manholes in southwest portion of Tract One A of subject property;

(i)	asphalt drive over portion of southeast corner of Tract One A of subject property.

Montgomery County Management, LLC - 17191 St. Lukes Way, Woodlands, Texas

1.
Restrictive Covenants recorded in/under Cabinet "T", Sheet 26 of the Map Records of Montgomery County, Texas, and those recorded in/under 9357930, 2002-115442 and 2002-115443 of the Real Property Records of Montgomery County, Texas, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin.

2.	Standby fees, taxes and assessments by any taxing authority not yet due and payable for the year 2007, and subsequent years.

3.
Water line easements ten (10) feet in width located in the easterly portion of the subject property, as granted to The Woodlands Metro Center Municipal Utility District by instrument recorded under County Clerk's File No. 2002-103606 of the Real Property Records of Montgomery County, Texas, and as located on the plat of The Woodlands,. COLLEGE PARK SECTION 9, recorded in Cabinet T, Sheet 26 of the Map Records of Montgomery County, Texas.

4.
Storm sewer easements twenty (20) feet in width as granted to The Woodlands Metro Center Municipal Utility District, as set forth and defined in instrument recorded under County Clerk's File No. 2002-103607 of the Real Property Records of Montgomery County, Texas, and as located on the Plat of The Woodlands, COLLEGE PARK SECTION 9, recorded in cabinet T, Sheet 26 of the Map Records of Montgomery County, Texas.

5.
Sanitary sewer easement granted to The Woodlands Metro Center Municipal Utility District by instrument recorded under County Clerk's File No. 2002-115445 of the Real Property Records of Montgomery County, Texas.

6.
Drainage Easement dated October 31, 2002 by and between College Park Partners, L.P. and The Woodlands Metro Center Municipal Utility District and recorded under County Clerk's File No. 2002-115446 of the Real Property Records of Montgomery County, Texas.

7.
Storm sewer easement thirty (30) feet in width as granted to The Woodlands Metro Center Municipal Utility District by instrument recorded under County Clerk's File No. 2002-115445 of the Real Property Records of Montgomery County, Texas.

8.
Sanitary sewer easement of varying width along the easterly line of the subject property as granted to The Woodlands Metro Center Municipal Utility District by instrument recorded under County Clerk's File No. 2002-103608 of the Real Property Records of Montgomery County, Texas, and as located on the plat of The Woodlands, COLLEGE PARK SECTION 9, recorded in Cabinet "T", sheet 26 of the Map Records of Montgomery County, Texas; said easement rights having been subsequently assigned to San Jacinto River Authority by instrument recorded under Clerk's File No. 2003-056209 of the Real Property Records of Montgomery County, Texas.

9.
Building line twenty (20) feet in width along the easterly property lines of the subject property, as imposed by the Map and Dedication recorded in Cabinet T, Sheet 26 of the Map Records of Montgomery County, Texas.

10.
Pathway easement thirty (30) feet in width adjacent to, parallel with and extending the full length of the eastern (St. Luke's Way) boundary lines of the property as imposed by instrument recorded under County Clerk's File No. 2002-115443 of the Real Property Records of Montgomery County, Texas.

11.
Forest preserve thirty (30) feet in width along the east (St. Luke's Way) boundary line of the property as imposed by instrument recorded under County Clerk's File No, 2002-115443 of the Real Property Records of Montgomery County, Texas.

12.
Water line easement ten (10) feet in width along the north property line, as granted to Montgomery County Municipal Utility District No. 39 by instrument recorded under County Clerk's File No. 9535063 of the Real Property Records of Montgomery County, Texas, said easement sights having been subsequently assigned to San Jacinto River Authority by instrument recorded under Clerk's File No. 2003-056210 of the Real Property Records of Montgomery County, Texas.

13.
Building line twenty-five (25) feet in width along the north property line of the subject property, as imposed by the Map and Dedication recorded in Cabinet T, Sheet 26 of the Map Records of Montgomery County, Texas.

14.
Pathway easement thirty (30) feet in width adjacent to, parallel with and extending the full length of the northern (State Highway 242) boundary line of the property as imposed by instrument recorded under County Clerk's File No. 2002-115443 of the Real Property Records of Montgomery County, Texas.

15.
Forest preserves fifty (50) feet in width along the north (State Highway 242) boundary line of the property, as imposed by instrument recorded under County Clerk's File No. 2002-115443 of the Real Property Records of Montgomery County, Texas.

16.
Easement ten (10) feet in width along the front and rear property lines and five (5) feet in width along the side property lines of Restricted Reserve "A", as reserved for public utilities by instruments recorded under County Clerk's File Nos. 9357930 and 2002-115442 of the Real Property Records of Montgomery County, Texas.

17.
Easement for utility purposes ten (10) feet in width adjacent to, parallel with, and extending the full length of each of the boundary lines of Restricted Reserve "A", as reserved by instrument recorded under County Clerk's File No. 2002-115443 of the Real Property Records of Montgomery County, Texas.

18.
Drainage easement fifteen (15) feet in width on each side of the center line of all gullies, ravines and natural drainage courses on the herein described subject property as imposed by the Map and Dedication recorded in Cabinet T, Sheet 26 of the Map Records of Montgomery County, Texas. (This will not appear on the Mortgagee's Title Policy.)

19.
An undivided 114 of 112 of all the oil, gas and other minerals, the royalties, bonuses, rentals and all other rights in connection with same covering an undivided 50 acres, resulting in a 12.5 mineral acre interest, are excepted here from as the same are set out to O. G. Williams, L. G. Williams, Morris Cloninger, Bessie Ingram, Wilson P. Ingram and Estelle Ingram Peebles in instrument recorded in Volume 425, Page 141 of the Deed Records of Montgomery County, Texas. The above interest is affected by Designation of Drillsite Location, Grant of Access Easement and Waiver of Other Rights to Surface Usage dated November 10, 1999, recorded under County Clerk's File No. 2000-030142 of the Real Property Records of Montgomery County, Texas. Title to above said interests have not been investigated subsequent to the execution date of cited instruments.

20.
An undivided 3116 royalty interest in and to all the oil, gas and other minerals on, in, under or that may be produced from the subject property is excepted here from as the same are reserved by Bank of the Southwest National Association by instrument recorded under County Clerk's File No. 8022244 of the Real Property Records of Montgomery County, Texas, Title to above said interests have not been investigated subsequent to the execution date of cited instruments.

21.
An undivided 314 royalty interest in and to all the oil, gas and other minerals on, in, under or that may be produced from the subject property is excepted here from as the same are reserved by Rollie Minnock Koehler by instrument recorded under County Clerk's File No. 2000-011213 of the Real Property Records of Montgomery County, Texas. Title to above said interests have not been investigated subsequent to the execution date of cited instruments.

22.
All remaining oil, gas, and other minerals, the royalties, bonuses, rentals and all other rights in connection with same, all of which are expressly excepted here from as the same are reserved by The Woodlands Land Development Company, L.P., by instrument, recorded under County Clerk's File No. 2002-115443 of the Real Property Records of Montgomery County, Texas. Waiver or surface rights as set forth therein. Title to above said interests have not been investigated subsequent to the execution date of cited instruments.

23.
All subterranean waters including without limitation all percolating waters and underground reservoirs and all other rights in connection with same are expressly excepted here from and not insured hereunder as the same are reserved in Deed recorded under County Clerk's File No. 2002-115443 of the Real Property Records of Montgomery County, Texas. Waiver of surface rights as set forth therein Title to above said interests have not been investigated subsequent to the execution date of cited instruments.

24.
Annual and Benefit Assessment and User Fees payable to Woodlands Commercial Owners Association as set forth in instruments recorded under County Clerk's File Nos. 9357930 and 2002-115442 of the Real Property Records of Montgomery County, Texas.

25.
Reciprocal Easement Agreement dated December 20, 2002, recorded under County Clerk's File No. 2002-1 3441 8 of the Real Property Records of Montgomery County, Texas, between College Park Partners, L.P. and Bank One National Association. First Amendment to Reciprocal Easement Agreement dated effective December 20, 2002, recorded under Clerk's File No. 2003-006247 of the Real Property Records of Montgomery County, Texas, between College Park Partners, L.P. and Bank One National Association. Lienholder consent and subordination to Reciprocal Easement dated December 20, 2002, recorded under Clerk's File No. 2002-1 3441 9 of the Real Property Records of Montgomery County, Texas, executed by Woodforest National Bank.

26.
Acknowledgement, Assignment and Agreement with Regard to The Reciprocal Access Agreement dated January 6, 2003 recorded under County Clerk's File No. 2003-002046 of the Real Property Records of Montgomery County, Texas, between College Park Partners, LP. and Whataburger, Inc.

27.
Acknowledgement, Assignment and Agreement with Regard to The Reciprocal Easement Agreement dated January 15, 2003. recorded under County Clerk's File No. 2003-006401 of the Real Property Records of Montgomery County, Texas, between College Park Partners, L.P, and Luke 242, L.P.

28.
Acknowledgement, Assignment, and Agreement with Regard to The Reciprocal Access Agreement dated March 3, 2003, recorded under County Clerk's File No. 2003-023892 of the Real Property Records of Montgomery County, Texas, between College Park Partners, L.P., and Texas Taco Cabana, L.P.

29.
Acknowledgement, Assignment and Agreement with Regard to The Reciprocal Access Agreement dated March 31, 2003, recorded under County Clerk's File No. 2003-037255 of the Real Property Records of Montgomery County, Texas, between College Park Partners, L.P. and Taco Bell of America, Inc.

30.
Shared Reciprocal Easement Agreement dated January 6, 2003, recorded under County Clerk's File No. 2003-002044 of the Real Property Records of Montgomery County, Texas, between Whataburger, Inc., and College Park Partners, L.P. Assignment and Assumption Agreement dated March 3, 2003, recorded under Clerk's File No. 2003-023893 of the Real Property Records of Montgomery County, Texas, between Texas Taco Cabana, L.P. and College Park Partners, LP.

31.
West End Reciprocal Easement Agreement dated Match 31, 2003, recorded under County Clerk's File No. 2003-037256 of the Real Property Records of Montgomery County, Texas, between Taco Bell of America, Inc. and College Park Partners, L.P.

32.
Acknowledgement, Assignment and Agreement with Regard to The Reciprocal Easement Agreement dated July 30, 2003, recorded under County Clerk's File No. 2003-090117 of the Real Property Records of Montgomery County, Texas, between College Park Partners, L.P. and Chang Seob Yoon and Joung Young Yoon.

33.
Acknowledgement, Assignment and Agreement with Regard to The Reciprocal Easement Agreement dated October 31, 2003, recorded under County Clerk's File No. 2003-137881 of the Real Property Records of Montgomery County, Texas, between College Park Partners, LP. and AmREIT Monthly Income & Growth Fund Ltd.

34.
Assignment and Assumption of Lease, effective May 23, 2006, executed by and between St. Luke's - Sadler L.P., as Assignor, and LSAC Woodlands, L.P., as Assignee and recorded under County Clerk's File No. 2006-056825 of the Real property records of Montgomery County, Texas.

35.
Assignment and Assumption of Appurtenances effective May 23, 2006, executed by and between St. Luke's - Sadler, L.P., as Assignor, and LSAC Woodlands, LP., as Assignee, and recorded under County Clerk's File No. 2006-056826 of the Real Property Records of Montgomery County, Texas.

36.
Deed of Trust executed by LSAC Woodlands L.P. to Jay C. Paxton, Trustee dated June 15, 2006, recorded in 2006-067371 of the Real Proeprty Records of Montgomery County, Texas, securing Mortgage Electronic Registration Systems, Inc., as Nominee for Bank of America in the payment of one note in the principal sum of $7,500,000 due and payable and bearing interest as therein provided and all the terms conditions and stipulations contained therein.

37.           Financing Statement executed by LSAC Woodlands, L.P., Debtor, to Mortgage Electronic Registration System, Inc., as nominee for Bank of America, Secured Party, filed June 15, 2006, recorded in 2006-067372 of the Real Property Records of Montgomery County, Texas.

38.	Subordination, Non-disturbance and Attornment Agreement dated June 15, 2006, recorded in 2006-068047 of the Real Property Records of Montgomery County, Texas

Nextel of Texas - 1600 Eberhardt Road, Temple, Texas

1.           Taxes for the year 2007 and subsequent years, which are a lien not yet due and payable.

2.           A permanent easement to the City of Temple recorded in Volume 3210, Page 220,Official Public Records of Real Property of Bell County, Texas, and as shown on plat inCabinet C, Slide 227-D, Plat Records of Bell County, Texas.  (c)

3.           A twenty (20) foot Public Utility Easement (Cabinet C, Slide 130-C), along the east andwest property lines and a fifteen (15) foot Public Utility Easement (Cabinet C, Slide 130-C) along the south property line, as shown on plat in Cabinet C, Slide 227-D, Plat Records of Bell County, Texas.  (d)

4.           A fifteen (15) foot drainage easement through Lot 1, as shown on plat in Cabinet C, Slide227-D, Plat Records of Bell County, Texas.  (e)

5.           Grantor reserves to and for the benefit of Boles Home (formerly known as Boles OrphanHome, and sometimes known as Boles Home, Inc.) one-half (1/2) of all the oil, gas andother minerals, and all the rights incident thereto, as reserved in General Warranty Deed dated June 12, 1997, recorded in Volume 3631, Page 800, Official Public Records of Real Property of Bell County, Texas from Temple Independent School District to Temple Economic Development Corporation.  (f)

6.           Easement dated December 27, 2000, recorded in Volume 4325, Page 501, Official PublicRecords of Real Property of Bell County, Texas, from NBS Temple, LLC, a Delawarelimited liability company to Texas Utilities Company.  (h)

Nextel West Corporation - 6455 State Highway 303 N.E., Bremerton, Washington

1.	ALL TAXES NOT YET DUE AND PAYABLE.

2.
RELINQUISHMENT OF ALL EASEMENTS EXISTING, FUTURE OR POTENTIAL, FOR ACCESS, LIGHT, VIEW AND AIR, AND ALL RIGHTS OF INGRESS, EGRESS AND REGRESS TO, FROM AND BETWEEN THE LAND AND THE HIGHWAY OR HIGHWAYS TO BE CONSTRUCTED ON LAND CONVEYED BY DEED

TO:                                           STATE OF WASHINGTON
DATED:                                           FEBRUARY 28, 1980
RECORDED:                                           APRIL 24, 1980
RECORDING NO.:                                           8004240036

SAID INSTRUMENT PROVIDES FOR "ACCESS ROAD APPROACH" AS SPECIFIED THEREIN.

3.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE:	PUGET SOUND POWER & LIGHT COMPANY, A WASHINGTON/ CORPORATION
PURPOSE:	ELECTRIC TRANSMISSION AND/OR DISTRIBUTION LINES
AREA AFFECTED:                                                      A PORTION OF SAID PREMISES
RECORDED:                                                      DECEMBER 28, 1993
RECORDING NO.:                                                      9312280067

4.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

GRANTEE:	PUGET SOUND POWER & LIGHT COMPANY, A WASHINGTON CORPORATION
PURPOSE:	ELECTRIC TRANSMISSION AND/OR DISTRIBUTION LINES
AREA AFFECTED:	A PORTION OF SAID PREMISES
RECORDED:	FEBRUARY 1, 2001
RECORDING NO.:	200102010219 BEING A RE-RECORDING OF RECORDING NO. 3000818

5.	ALL COVENANTS, CONDITIONS, RESTRICTIONS, RESERVATIONS, EASEMENTS OR OTHER SERVITUDES, IF ANY, DISCLOSED BY THE SHORT PLAT RECORDED UNDER RECORDING NO, 3224-478 AND 3224479.

RIGHTS OR BENEFITS, IF ANY, WHICH MAY BE DISCLOSED BY THE RECORDED DOCUMENT(S) ABOVE AFFECTING LAND OUTSIDE THE BOUNDARY DESCRIBED IN SCHEDULE A.

6.	WAIVER OF DAMAGES AS GRANTED TO KITSAP COUNTY BY DEED RECORDED UNDER RECORDING NO. 273016.

7.
COVENANTS, CONDITIONS AND RESTRICTIONS IMPOSED BY INSTRUMENT RECORDED ON FEBRUARY 1, 2001, UNDER RECORDING NO. 200102010220, INCLUDING BUT NOT LIMITED TO RIGHTS OR BENEFITS WHICH MAY BE DISCLOSED AFFECTING LAND OUTSIDE THE BOUNDARY DESCRIBED IN SCHEDULE A.

8.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

RECORDED:                                           FEBRUARY 1, 2002
RECORDING NO.:                                           200102010224
REGARDING:                                           MEMORANDUM OF AGREEMENT

9.	AGREEMENT AND THE TERMS AND CONDITIONS THEREOF:

RECORDED:                                           MARCH 9, 2001
RECORDING NO.:                                           200103090112
REGARDING:	CONSENT OF USE OF PUGET SOUND ENERGY, INC., TRANSMISSION LINE RIGHT-OF-WAY

10.	DECLARATION OF COVENANT ASSOCIATED WITH MAINTENANCE AND OPERATION OF STORM. DRAINAGE FACILITIES IMPOSED BY INSTRUMENT RECORDED ON MAY 24, 2001, UNDER RECORDING NO. 200105240028.

11.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

PURPOSE:                                           SLOPE, GUARDRAIL AND RETAINING WALL
AREA AFFECTED:                                           A PORTION OF SAID PREMISES
RECORDING NO.                                           200107130270

12.	EASEMENT AND THE TERMS AND CONDITIONS THEREOF:

PURPOSE:                                           WATER SYSTEM
AREA AFFECTED:                                           A PORTION OF SAID PREMISES
RECORDING NO.                                           200108140457

Northrop Grumman Systems Corp. - 3943 Denny Avenue, Pascagoula, Mississippi

1.	Add valorem taxes which are not yet due nor payable (6)

2.           Matters of survey based upon survey prepared by Compton Engineering, P.A. dated 9/22/06.

3.	Drainage easement from Vulcan Investment Corp. in favor of State Highway Commission dated 4/7/1972 recorded in Deed Book 429 at page 123. (8)

4.	Easement from Vulcan Investment Corp., in favor of the City of Pascagoula dated 4/2/69 recorded in Deed Book 353 at page 216. (9)

5.	Easement from Vulcan Investment Corp., in favor of Jackson County dated March 1965 recorded in Deed Book 272 at page 441, which allows for a ten foot easement for a sewer line. (10)

6.	Temporary easement from Vulcan Investment Corp. in favor of the State Highway Commission dated 9/3/63 recorded in deed book 247 at page 75. (11)

7.	Driveway Permit dated 4/3/63 recorded in Deed Book 239 at Page 75. (12)

8.	Reciprocal Easements, Restrictions and Operations Agreement between Eagle Equity, Ltd., Partnership #2 and K-Mart Corporation dated 6/24/92 recorded in Deed Book 999 at page 840. (13)

9.	Subject to the terms and conditions of an unrecorded lease by and between Northrup Grumman Systems Corporation and LSAC Pascagoula LP. (14)

Omnipoint Holdings, Inc. (T-Mobile USA, Inc.) - 133 First Park Drive, Oakland, Maine

1.	All taxes not yet due and payable.(4)

2.	Title to and rights of the public and others entitled thereto in and to any portion of the insured premises located within the bounds of adjacent streets, roads and ways.(5)

3.
Terms and conditions of Maine Department of Environmental Protection Site Location of Development Findings of Fact and Order, L-20267-39-A-N/L-20267-31-B-N, dated September 26, 2000 and recorded in Book 6314, Page 135; as affected by Modification Order, dated November 12, 2001 and recorded in Book 6713, Page 103; as affected by Modification Order dated June 17, 2003 and recorded in Book 7490, Page 207; as affected by Modification Order, dated December 22, 2004 and recorded in Book 8265, Page 164.(8)

4.
Terms and conditions of Kennebec Regional Development Authority Declaration of Covenants, Restrictions and Performance Standards dated November 29, 2001 and recorded in Book 6714, Page 79; as affected by First Amendment to Declaration of Covenants, Restrictions and Performance Standards, Kennebec Regional Development Authority, dated August 25, 2003 and recorded in Book 7594, Page 298; as affected by Second Amendment to Declaration of Covenants, Restrictions and Performance Standards, Kennebec Regional Development Authority, dated December 17, 2004 and recorded in Book 8246, Page 144.(9)

5.
Reservation of rights and easements for detention ponds as set forth in deed to HP Maine, LLC, from Kennebec Regional Development Authority dated December 27, 2004 and recorded in Book 8260, Page 92.(10)

6.	Terms and conditions of Easement Agreement between Kennebec Regional Development Authority and HP Maine, LLC, dated December 27, 2004 and recorded in Book 8260, Page 96.(11)

7.
Terms and conditions of Lease between HP Maine, LLC, Landlord, and Omnipoint Holdings, Inc., Tenant, as evidenced by a Memorandum of Lease, acknowledged December 22, 2004 and recorded in Book 8260, Page 165, as affected by Assignment and Assumption of Lease and Guaranty with Acquiport Oakland L.P. dated September 9, 2005 and recorded in Book 8593, Page 161, as affected by Subordination Non Disturbance and Attornment Agreement, dated September 23, 2005 and recorded in Book 8623, Page 173.(12)

8.
Mortgage and Security Agreement from Acquiport Oakland L.P. to JP Morgan Chase Bank, N.A. dated September 23, 2005 and recorded in Book 8619, Page 1, as assigned to Wells Fargo Bank, N.A. as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC13 by Assignment of Mortgage and Security Agreement dated November 29, 2005 and recorded in Book 8805, Page 178.

9.
Assignment of Leases and Rents from Acquiport Oakland L.P. to JP Morgan Chase Bank, N.A. dated September 23, 2005 and recorded in Book 8619, Page 62, as assigned to Wells Fargo Bank, N.A. as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC13 by Assignment of Mortgage and Security Agreement dated November 29, 2005 and recorded in Book 8805, Page 178.

Owens Corning - 590 Ecology Lane, Chester, South Carolina

1.	Taxes for the year 2007 and subsequent years, which are a lien not yet due and payable. (2)

2.
Utility lines, poles, wires, terminals, equipment, sewers, manholes, and all other equipment or related improvements shown on that plat prepared for Owens Corning, Lexington Chester Industrial, LLC, JPMorgan Chase Bank, N.A. and Fidelity National Title Insurance Company, prepared by Enfinger & Associates dated July 14, 2005 and revised July 26, 2005. (4)

3.           Right-of-way easement to Duke Power Company dated March 31, 1971 andrecorded on April 2, 1971 in Book 451 at Page 342. (10)

4.           Unrecorded lease from Lexington Chester Industrial, LLC to Owens Corning. (11)

5.           Lease, with option to purchase, from Lexington Chester Industrial to Owens Corning as evidenced by that certain Memorandum of Lease dated January 11, 2000 and recorded on February 17, 2000 in Book 772 at Page 299 and as amended by that certain Amended Memorandum of Lease dated July 21, 2005 and recorded on August 1, 2005 in Book 895 at Page 21. (12)

Owens Corning - 1901 49th Avenue, Minneapolis, Minnesota

1.           Real estate taxes for 2007 and subsequent years, not yet due and payable.

2.           As to insured easement parcel:
Easement for ingress, egress and utility purposes over Outlot A, Canadian PacificRailway 3rd Addition as contained in Access Road Easement dated October 16, 2002,filed of record February 6, 2003, as Document No. 7941825. (9)

3.           As to insured easement parcel:
Easement for ingress, egress and utility purposes over Outlot B, Mularke ParkAddition as contained in Access Easement dated October 16, 2002, filed of recordFebruary 6, 2003, as Document No. 7941826. (10)

4.           As to insured easement parcel:
Easement for ingress, egress and utility purposes over a part of Auditor’s Subdivision No.208 as contained in Access Easement dated October 16, 2002, filed of record February 6,2003, as Document No. 7941827. (11)

5.           As to insured easement parcel:
Easement for roadway purposes over part of Auditor’s Subdivision No. 208 as contained in Easement dated October 16, 2002, filed of record February 6, 2003, as Document No. 7941827. (12)

6.           Humboldt Yard-47th Ave. Common Pond and Storm Water Easement and Agreement
dated as of October 16, 2002, filed of record February 6, 2003, as Document No.
7941827. (13)

7.           Terms and conditions of Lease as evidenced by Memorandum of Lease dated July 10,
2002, filed of record February 6, 2003, as Document No. 7941827, by and between Lexington Minneapolis LLC (Lessor) and Owens Corning (Lessee). (14)

Parkway Chevrolet, Inc. - 25500 SH 249, Tomball, Texas

1.           Taxes for the year 2007 and subsequent years, which are a lien not yet due and payable.

2.	The following as dedicated and shown on map recorded under Film Code No. 567073 of the Map Records of Harris County, Texas: (1) Sanitary sewer easement, being ten (10) feet in width located adjacent to the right of way of Boudreaux Road and (2) Building set back line, being twenty-five (25) feet in width adjacent to the right of way of State Highway 249 and adjacent to the right of way of Boudreaux Road. (a)

3.           Terms, conditions, and stipulations contained in Storm Sewer Easement recordedunderHarris County Clerk’s File No. X603783 and as shown on map recorded under FilmCode No. 567073 of the Map Records of Harris County Texas. (b)

4.           Terms, conditions, and stipulations contained in Water Line Easement recorded underHarris County Clerk’s File No. X603784 and as shown on map recorded under FilmCode No. 567073 of the Map Records of Harris County Texas. (c)

5.           Easements granted to CenterPoint Energy Houston Electric, LLC as set forth ininstrument recorded under Harris County Clerk’s File No. X988694 of the Map Records ofHarris County Texas. (d)

6.           Drainage easement fifteen (15) feet in width on each side of the center line of all naturaldrainage courses as reflected by map recorded under Film Code No. 567073 of the MapRecords of Harris County, Texas. (e)

7.           A 1/96th non-participating royalty interest in all oil, gas and other minerals as set forth byinstrument recorded in Volume 3090, Page 691 of the Deed Records of Harris County,Texas. (f)

8.           A 1/96th non-participating royalty interest in all oil gas and other minerals as set forth byinstrument recorded in Volume 3090, Page 694 of the Deed Records of Harris County,Texas. (g)

9.           A 1/96th non-participating royalty interest in all oil, gas and other minerals as set forth byinstrument recorded in Volume 4140, Page 21 of the Deed Records of Harris County,Texas. (h)

10.           A 2/96th non-participating royalty interest in all oil, gas and other minerals as set forth byinstrument recorded in Volume 4140, Page 35 of the Deed Records of Harris County,Texas.  (i)

11.           All oil, gas and other mineral rights as set forth by instruments recorded under HarrisCounty Clerk’s File Nos. F440295 and 0415077. Surface rights waived as set forth therein.(j)

12.           Terms, conditions, and stipulations contained in Waiver Of Special Appraisal For TheBenefit of Harris County Municipal Utility District No. 368 recorded under HarrisCounty Clerk’s File Nos. W800403 and W800405. (k)

13.           Memorandum of Lease made as of August 25, 2006, between LSAC TOMBALL L.P., aDelaware limited partnership (“Landlord”) and PARKWAY CHEVROLET, INC., aTexas corporation, (“Tenant”), as filed for record on August 29, 2006 and recorded under Harris County Clerk’s File No. 20060006594. (l)

14.           Subordination, Non-Disturbance and Attornment Agreement dated October 5, 2006 byand between, Bear Stearns Commercial Mortgage, Inc., (Lender), and Parkway Chevrolet,Inc. (Tenant) filed for record on October 18, 2006 under Harris County Clerk’s File No. 20060134557.  (m)

15.           Deed of Trust executed by LSAC Tomball, L.P., to J. Michael Pruitt, Trustee, datedOctober 5, 2006, recorded in/under 20060109800 of the Real Property Records of HarrisCounty, Texas, securing Mortgage Electronic Registration Systems, Inc., in the payment of one note in the principal sum of Nine Million Four Hundred Twenty Five Thousand and 00/100 ($9,425,000.00), due and payable and bearing interest as therein provided; and all the terms, conditions and stipulations contained therein, including, but not limited to, any additional indebtedness, if any, secured by said instrument. Additionally secured by Assignment of Leases and Rents dated October 5, 2006, recorded in/under 20060109803 of the Real Property Records of Harris County, Texas.

16.           UCC-1 Financing Statement executed by LSAC Tomball, L.P., Debtor, to MortgageElectronic Registration Systems, Inc., as nominee for Bear Stearns CommercialMortgage, Inc., Secured Party, filed October 7, 2006, recorded in/under 20060107700 of the Real Property Records of Harris County, Texas.

18.           Additionally secured by Subordination, Non-Disturbance and Attornment Agreementdated October 5, 2006, recorded in/under 20060134557 of the Real Property Records ofHarris County, Texas.

Seimens Dematic Postal Automation - 1404-1501 Nolan Ryan Parkway, Arlington, Texas

1.           Standby fees, taxes and assessments by any taxing authority not yet due and payable for the year 2007, and subsequent years.

2.	The following, all according to plat recorded in Cabinet A, Slide 8673A, of the Plat Records of TARRANT County, Texas:

Water line easement, Ten (10) feet by Twenty (20) feet in width along the West property line(s).

Drainage easement, Twenty (20) feet in width along the running North to South acrross property. property line(s).

Electric easement, Ten (10) feet in width along the North and East property line(s).

Utility easement, Twenty (20) feet in width along the West property line(s).

Sidewalk easement, Three and one-half (3.5) feet in width along the South property line(s).

Gas easement, Ten (10) feet in width along the Easterly property line(s).

Sanitary Sewer easement, Fifteen (15) feet in width along the Easterly property line(s).

Water line easement, Twenty (20) feet by Ten (10) feet in the Southeast corner of subject property.

3.
Easement executed by TCDFW SDPA BTS, L.P., a Texas limited partnership, to Ballpark Real Estate, L.P., a Texas limited partnership, dated April 17, 2003, filed April 30, 2003, recorded in/under Volume 16648, Page 295 of the Real Property Records of TARRANT County, Texas.

4.
Terms, provisions and conditions of Lease Agreement by and between TCDFW SDPA BTS, L.P., a Texas limited partnership as Lessor and Siemens Dematic Postal Automation, L.P., a Delaware limited partnership as Lessee, dated April 25, 2003, filed April 30, 2003, recorded in/under Volume 16648, Page 298 of the Real Property Records of TARRANT County, Texas.

5.
Terms, conditions and stipulations contained in Memorandum of Parking Agreement and Easement Agreement executed by and between Texas Rangers Baseball Partners, a Texas general partnership, and TCDFW SPDA BTS, L.P., a Texas limited partnership and Siemens Dematic Postal Automation, L.P., a Delaware limited partnership, dated April 17, 2003, filed April 30, 2003, recorded in/under Volume 16648, Page 292, and being corrected and refiled in Volume 16817, page 218 of the Real Property Records of TARRANT County, Texas.

6.
Terms, conditions and stipulations contained in Access Easement Agreement executed by and between Ballpark Real Estate, L.P., a Texas limited partnership, and TCDFW SDPA BTS, LP, a Texas limited partnership, dated September 16, 2003, filed September 26, 2003, recorded in/under Volume 17245, Page 220 of the Real Property Records of TARRANT County, Texas.

7.
Terms, conditions and stipulations contained in Easement Agreement executed by and between Lexington Arlington, LP., a Delaware limited partnership, and TCDFW SDPA BTS, L.P., a Texas limited partnership, dated December ___, 2003, filed December 30, 2003, recorded in/under County Clerk's No. D203473461 of the Real Property Records of TARRANT County, Texas.

8.
Easement executed by Siemens Dematic Postal Automatic, L.P., to City of Arlington, dated December 18, 2003, filed March 16, 2004, recorded in/under County Clerk's No. D204078666 of the Real Property Records of TARRANT County, Texas.

Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.) - 2424 Alpine Road, Eau Claire, Wisconsin

1.	All taxes not yet due and payable. (8)

2.	Memorandum of Lease dated April 1, 2007, recorded April 2, 2007 as Document #966748. (10)

3.	Easement granted to Northern States Power Company dated January 16, 1996, recorded January 17, 1996 in Volume 964 of Records on Page 109 as Document #692627. (11)

4.
Building setback lines 50, 25 and 10 foot widths as disclosed by Survey dated February 27, 2007 and revised survey dated March 28, 2007, prepared by Peter Gartmann S-2279 as CADD - /] No. 07014PLN. (12)

SKF USA Inc. - 324 Industrial Park Road, Franklin, North Carolina

1.	Taxes for the year 2007, not yet due and payable, and subsequent years.

2.
Restrictions, reservation of easements and conditions contained in instrument recorded in Book P-21, Page 1187, Macon County Registry. This policy insures that the restrictions have not been violated and that a future violation thereof will not cause a forfeiture or reversion of title. NOTE: This exception omits any covenant, condition or restriction based on race, color, religion, sex, handicap, familial status or national origin as provided in 42 U.S.C. Sect. 3604, unless and only to the extent that the covenant (a) is not in violation of state or federal law, (b) is exempt under 42 U.S.C. Sect. 3607, or (c) relates to a handicap, but does not discriminate against handicapped people.

3.	Unrecorded Lease evidenced by Memorandum of Lease in favor of SKF USA Inc., recorded in Book S-21, Page 1907, Macon County Registry

4.	Easement (s) in favor of Nantahala Power and Light Company recorded in Book E-23, Page 122; Book V-16, Page 209; Book T-10, Page 112; and Book E-23, Page 122, Macon County Registry.

5.	Right of Way of State Road 1168 and to any portion of the same which lies within the bounds of the land.

6.	Easement (s) recorded in Book P-21, Page 1193-1195, Macon County Registry.

7.	Easement (s) recorded in Book P-21, Page 1196-1198, Macon County Registry.

8.	Easement (s) recorded in Book J-18, Page 436, Macon County Registry.

9.	Terms and Conditions of Deed recorded in Book A-19, Page 776-779, Macon County Registry.

10.	Right of Way recorded in Book K-11, Page 44; Book T-10, Page 162; Book T-10, Page 163; and Book L-18, Page 108, Macon County Registry.

11.	Easement for water lines recorded in Book N-17, Page 484, Macon County Registry.

12.	Right of Way for telephone and electric as recorded in Book M-17, Page 373, Macon County Registry.

Sygma Network, Inc. (Sysco Corporation) - 3600 Southgate Drive, Danville, Illinois

1.	General Real Estate Taxes for the year 2007, not yet due and payable. (1)

2.           Assignment and Assumption of Lease and Guaranty dated December 21, 2000 andrecorded December 21, 2000 as Document No. 00-15501, made by and betweenGreenwalt L #1, LLC (Assignor) and Lexington Danville LLC (Assignee),assigning Lease between Assignor and The Sygma Network, Inc. (2)

3.
Easement dated July 2, 1969 and recorded July 22, 1969 in Book 781 page 421 as Document No. 810856 to Illinois Power Company, its successors and assigns, to erect, reconstruct, operate and maintain an electric transmission line and appurtenances over the West 52 feet of the West Half of the Southwest Quarter EXCEPT the South 30 acres, in Section 18, Township 19 North, Range 10 West of the 2nd P.M., situated in Vermilion County, Illinois. (Affects West 12 feet of premises in question as shown on Survey made by Lowell H. Loving, Illinois Professional Land Surveyor No. 1716, dated April 10, 2000). (7)

4.           Utility easement of 20 feet over, upon and across the North, East, South and Westproperty lines as shown by Survey made by Lowell H. Loving, Illinois ProfessionalLand Surveyor No. 1716, dated December 13, 2000 and included in Trustee’s Deedrecorded May 4, 2000 as Document No. 00-4935. (8)

5.           Easement of Illinois Power Company, an Illinois Corporation, its successors andassigns, for electrical transmission lines and appurtenances, as contained inElectric Easement made by Jeff Greenwalt, President and Thomas W. Fifer,Secretary of Sygma, dated August 17, 2000 and recorded August 28, 2000 as Document No. 00-10835 over, across, under and through a 15 foot strip, the centerline of which shall begin at an existing pole located approximately 280 feet East of the West boundary line and adjacent to the North boundary line of the premises described in Schedule A; thence South approximately 23 degrees East a distance of approximately 230 feet to a point of ending at a pad mounted transformer. (9)

6.
Mutual Grant of Easements dated December 13, 2000 and recorded December 13, 2000 and recorded December 13, 2000 as Document No. 00-15216, made by Greenwalt L#1, LLC and the City of Danville, an Illinois Municipal Corporation, granting certain drainage and lift station connections. (10)

Tenneco Automotive Operation Company (Tenneco Automotive Inc.) - 904 Industrial Road, Marshall, Michigan

1.	Taxes for the year 2007 and subsequent years, which are a lien not yet due and payable.

2.           Easement granted to Consumers Energy Company recorded in Liber 1821, Page229. (6)

3.           Easements and the terms, conditions and provisions thereof which are recited inEasement Agreement recorded in Liber 2836, Page 27. (7)

4.           Easement to the City of Marshall recorded in Liber 1662, Page 300. (8)

5.           Any provision contained in any instruments of record, which provisions pertain tothe transfer of divisions under Section 109(3) of the Subdivision Control Act of1967, as amended. (9)

6.           Easement for electrical utility purposes vested in Eastern Michigan Power Companyby instrument recorded in Liber 260, Page 582. Subsequently conveyed toConsumers Power Company. (10)

7.           Easements and the terms, conditions and provisions thereof which are recited ininstrument recorded in Liber 825, Page 484. (11)

8.           Rights, if any, of the United States government, the State of Michigan, any othergovernmental entity, riparian owners, the public or private persons existing in orwith respect to the present and past bed, banks, bottomland and waters ofKalamazoo River. (12)

TI Group Automotive Systems, LLC (TI Automotive LTD) - 359 Gateway Drive, Livonia, Georgia

1.           All taxes for the year 2007 and subsequent years which are liens not yet due andpayable. (3)

2.           All matters shown on recorded plat filed in Plat Book 27, page 645, Franklin County,Georgia records, and Plat Book 2-J, page 51, Hart County, Georgia records. (8)

3.           Terms and conditions of Short Form Lease Agreement by and between the JointDevelopment Authority of Franklin, Hart and Stephens Counties and TC HartCounty, LLC (lessee), dated October 1, 2004, filed October 25, 2004, recorded inDeed Book 730, page 136, Franklin County, Georgia records, and filed October 25, 2004, recorded in Deed Book 501, page 287, Hart County, Georgia records; as amended by Amendment to Short Form Lease Agreement dated November 19, 2004, filed November 23, 2004, recorded in Deed Book 734, page 247, Franklin County, Georgia records, and filed November 23, 2004, recorded in Deed Book 504, page 122, Hart County, Georgia records; as affected by Assignment and Assumption of Lease Agreement (Bond Lease) by and between PE/TI Hart County, LLC successor by name change to TC Hart County, LLC (assignor) and Lexington Livonia TI L.P. (assignee), dated August 8, 2005, filed August 10, 2005, recorded in Deed Book 778, page 20, Franklin County, Georgia records, and filed August 10, 2005, recorded in Deed Book 528, page 488, Hart County, Georgia records; and Assignment and Assumption Agreement between PE/TI Hart County, LLC (formerly TC Hart County, LLC) (assignor) and Lexington Livonia TI L.P. (assignee), dated August I, 2005, filed August 11, 2005, recorded in Deed Book 779, page 28, Franklin County, Georgia records, and filed August 11, 2005, recorded in Deed Book 528, page 588, Hart County, Georgia records. (9)

4.           Subordination, Non-Disturbance and Attornment Agreement by and betweenJPMorgan Chase Bank, N.A. and TI Group Automotive Systems, LLC, datedNovember 4, 2005, filed November 8, 2005, recorded in Deed Book 791, page 339,Franklin County records, and filed November 4, 2005, recorded in Deed Book 538, page 272, Hart County records. (10)

5.           Deed to Secure Debt from Lexington Livonia TI L.P. (borrower) and JointDevelopment Authority of Franklin, Hart and Stephens Counties (ground lessor) toJPMorgan Chase Bank, N.A. (lender), dated November 4, 2005, filed November 8,2005, recorded in Deed Book 791, page 247, Franklin County records, and filed November 14, 2005, recorded in Deed Book 538, page 180, Hart County records; in the amount of $10,100,000.00 due December 1, 2020.  As transferred to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC15, by Assignment dated June 20, 2006, filed August 2, 2006, recorded in Deed Book 834, page 222, Franklin County records, and filed August 2, 2006, recorded indeed Book 562, page 504, Hart County records.

6.           Assignment of Leases and Rents from Lexington Livonia TI L.P. to JPMorgan ChaseBank, N.A., dated November 4, 2005, filed November 8, 2005, recorded in DeedBook 791, page 324, Franklin County records, and filed November 14, 2005,recorded in Deed Book 538, page 257, Hart County records.  As transferred to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC15, by Assignment dated June 20, 2006, filed August 2, 2006, recorded in Deed Book 834, page 225, Franklin County records, and filed August 2, 2006, recorded in Deed Book 562, page 509, Hart County records.

7.
UCC Financing Statement from Lexington Livonia TI L.P., as debtor, to JPMorgan Chase Bank, N.A., as secured party, filed November 8, 2005, recorded in Deed Book 791, page 351, Franklin County records, and filed November 4, 2005, recorded in Deed Book 538, page 284, Hart County records; assigned to LaSalle Bank National Association, as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC15, by Assignment filed August 2, 2006, recorded in Deed Book 834, page 228, Franklin County records, and filed August 2, 2006, recorded in Deed Book 562, page 514, Hart County records.

Time Customer Service, Inc. (Time, Inc.) - 10419 North 30th Street, Tampa, Florida

1.	All taxes not yet due and payable.(2)

2.	Easement in favor of Tampa Electric Company, dated April 3, 1986 and recorded in Records Book 4880, page 663. (6)

3.	Ordinance No. 9693-A approved August 24, 1987, recorded in Records Book 5211, page 1987 and amended by Ordinance No. 9724-A approved September 25, 1987 recorded in Records Book 5237, page 1064. (7)

4.	Agreement for Access and Utility Easement between Stroh Brewing Company and Opus South Corporation and dated September 18, 1987, recorded in Records Book 5246, page 40. (8)

5.	Notice of Modification to Adopted Development Order, recorded in Records Book 6026, page 665, Records Book 7589, page 1955, and Records Book 8217, page 168. (9)

6.	Deed from Stroh Brewery Company to The Dyson Company and dated December 18, 1985, recorded in Record Book 4709, page 1432. (10)

7.	Deed from Stroh Brewery Company to Opus South Corporation and dated February 13, 1987, recorded in Record Book 5046, page 465. (10)

8.	Special Warranty Deed from Opus South Corporation to North Tampa Associates and dated March 30, 1988, recorded in Record Book 5371, page 39. (11)

9.
Memorandum of Purchase Agreement between North Tampa Associates and Opus South Corporation and dated March 30, 1988, recorded in Records Book 5371, page 44, and amended by  the Partial Release and Amendment of Memorandum of Option between The Stroh Brewery Company and Opus South Corporation and dated October 27, 1988, recorded in Records Book 5537, page 1872.  (12)

TRW, Inc. (Experian Information Solutions, Inc.) - 601 & 701 Experian Parkway, Allen, Texas

1.           Restrictive Covenants recorded in/under Volume 1407, Page 363 of the Real Property Records of Collin County, Texas, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin.

2.           Standby fees, taxes and assessments by any taxing authority not yet due and payable for the year 2007, and subsequent years.

3.           Easements and Building Setback Lines all as shown on plat recorded in Volume C, Page 567, of the Map Records of Collin County, Texas.

4.           Easement executed by Exxon Corporation, to Texas Power & Light Company, dated October 12, 1981, filed March 17, 1982, recorded in/under Volume 1490, Page 106 of the Real Property Records of Collin County, Texas.

5.           Easement executed by InteCom, Inc., to City of Allen, dated September 30, 1983, filed September 30, 1983, recorded in/under Volume 1744, Page 832 of the Real Property Records of Collin County, Texas.

6.           Terms, provisions and conditions of Lease Agreement by and between Allen Office Investment Limited Partnership, a Texas limited partnership as Lessor and TRW, Inc. as Lessee, as evidenced by Memorandum of Lease, dated April 15, 1993, filed April 15, 1993, recorded in/under County Clerk's File Number 93-0027861 of the Real Property Records of Collin County, Texas.

7.           Assignment and Assumption of lessor's Interest in leases by and between Allen Office Investment Limited partnership, a Texas limited partnership and Wells Operating Partnership, L.P., a Delaware limited partnership, recorded in Volume 5172, page 378 of the Real Property Records of Collin County, Texas.

8.           Easement executed by Allen Office Investment Limited Partnership, a Texas limited partnership, to Texas Utilities, dated July 30, 1993, filed August 6, 1993, recorded in/under County Clerk's File Number 93-0064994 of the Real Property Records of Collin County, Texas.

9.           Easement executed by Allen Office Investment Limited Partnership, a Texas limited partnership, to Texas Utilities, dated June 30, 1998, filed July 20, 1998, recorded in/under Volume 4211, Page 425 of the Real Property Records of Collin County, Texas.

10.           Deed of Trust executed by Lexington Allen L.P. to David S. Hall, Trustee, Dated April 13, 2005 filed April 19, 2005 recorded in Volume 5900, Page 2251 of the Real Property Records of Collin County, Texas, securing JP Morgan Chase Bank, N.A. in the payment of one note in the principal sum of $30,582,338 due and payable and bearing interest as therein provided; and all the terms, conditions and stipulations contained therein.

11.           Said Note and Deed of trust having been assigned to LaSalle Bank National Association as Trustee for the Registered Holders of JP Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP5 by instrument dated December 28, 2005, filed March 2, 2006, recorded in County Clerk’s File Number 20060302000272720 of the Real Property Records of Collin County, Texas.

12.           UCC-1 Financing Statement executed by Lexington Allen L.P., Debtor, to JP Morgan Chase Bank, N.A., Secured Party, filed April 19, 2005, recorded in Volume 5900, Page 2281 of the Real Property Records of Collin County, Texas.

13.           Said Financing Statement being Assigned by document filed March 2, 2006, recorded in County Clerk’s File Number 20060302000272730 of the Real Property Records of Collin County, Texas.

Unisource Worldwide, Inc. - 109 Stevens Street, Jacksonville, Florida

1.	All taxes not yet due and payable.

2.	Sanitary Sewer Easement between Unijax Realty Company and Winn-Dixie Stores, Inc., dated August 4, 1975 and recorded August 5, 1975, in Official Records Book 3978, Page 437.

3.	40 foot Access Easement as recorded in Official Records Book 6555, Page 858.

4.	Reciprocal Easement Agreement recorded in Official Records Book 12333, Page 602.

Voicestream PCS I (T-Mobile USA, Inc.) - 2999 S.W. 6th Street, Redmond, Oregon

1.           Regulations, including levies, liens, assessments, water and irrigation rights and easements for ditches and canals of the Central Oregon Irrigation District.

2.           Reservations, conditions and restrictions, as set forth in instrument

Recorded:                                May 9, 1980
Document No.:                                321-381, Deed Records

3.           The Right of First Refusal in the above document was terminated by Quitclaim Deed
Recorded:                                May 26, 1993
Document No.:                                300-565, Official Records

4.           Covenants, easements and restrictions, but omitting restrictions, if any, based on race, color, religion, national origin, or physical or mental handicap, imposed by instrument, including the terms and provisions thereof,

Recorded:                                October 21, 1997
Document No.:                                466-1907, Official Records Amended by instrument,
Recorded:                                October 4, 2000
Document No.:                                2000-40325, Official Records Amended by instrument,
Recorded:                                December 6, 2001
Document No.:                                2001-59966, Official Records Amended by instrument,
Recorded:                                September 17, 2003
Document No.:                                2003-64299, Official Records

5.           Access, landscape, pathway and public utility easements as delineated on the recorded plat.

6.           Note regarding access restrictions to Airport Way as delineated on the recorded plat.

7.           Conveyance of landscape easement, including the terms and provisions thereof,

Dated:                      September 17, 2003
Recorded:                                September 19, 2003
Document No.:                                2003-65016, Official Records

8.           Conveyance of Access Easement, including the terms and provisions thereof,

Dated:                      September 17, 2003
Recorded:                                September 19, 2003
Document No.:                                2003-65017, Official Records

9.           Unrecorded lease, including the terms and provisions thereof,

Dated:                      September 15, 2003
Lessor:                      HP Redmond, LLC, a Georgia limited liability company
Lessee:                      Voicestream PCS I LLC, a Delaware limited liability company

10.           Disclosed by :                                Memorandum of Lease
Recorded:                                September 19, 2003
Document No.:                                2003-65021, Official Records

Voicestream PCS II (T-Mobile USA, Inc.) - 9601 Renner Boulevard, Lenexa, Kansas

1.	All taxes not yet due and payable. (2)

2.	The premises in question lie within the boundaries of the LEC STORM DRAINAGE, LEC RENNER BLVD. and WASTEWATER, and is subject to assessments by reason thereof. (3)

3.	Building setback lines, easements and limitations of access as shown on the recorded plat. (4)

4.
Right of way granted to Cities Service Gas Company as set forth in the instrument recorded in Misc. Book 24, at Page 306, as partially released by the instrument recorded November 27, 1989, as Document No. 1911070, in Volume 3087, at Page 892, as affected by the instrument recorded September 19, 2001, as Document No. 3300791, in Book 7287, at Page 777 and the instrument recorded October 29, 2001, as Document No. 3316963, in Book 7364, at Page 590. (5)

5.
Easement granted to Kansas City Power & Light Company as set forth in the instrument recorded in Misc. Book 35, at Page 111, partially disclaimed by the instrument recorded December 10, 1986, as Document No. 1662469, in Volume 2477, at Page 338 and by the instrument recorded March 16, 1989, as Document No. 1856235, in Volume 2954, at Page 116. (6)

6.
Pipeline right of way granted to Cities Service Gas Company as set forth in the instrument recorded as Document No. 478848, in Misc. Book 66, at Page 460, as partially released by the instrument recorded November 27, 1989, as Document No. 1911070, in Volume 3087, at Page 892, as affected by the instrument recorded September 19, 2001, as Document No. 3300791, in Book 7287, at Page 777 and the instrument recorded October 29, 2001, as Document No. 3316963, in Book 7364, at Page 590. (7)

7.	Easement condemned by Kansas City Power & Light Company in Suit No. 64443, as set forth in the instrument recorded March 26, 1976, as Document No. 1051560, in Volume 1100, at Page 811. (8)

8.	Easement for drainage condemned by the City of Lenexa in Suit No. 88C4749, as set forth in the instrument recorded May 11, 1988, as Document No. 1789607, in Volume 2788, at Page 386. (9)

9.	Drainage easement granted to the City of Lenexa as set forth in the instrument recorded May 20, 1988, as Document No. 1791837, in Volume 2793, at Page 960. (10)

10.	Permanent Traffic Signal Easement granted to the City of Lenexa as set forth in the instrument recorded December 14, 2000, as Document No. 3188537, in Book 6793, at Page 841. (11)

11.	Resolution No. 2001-80 for Renner Ridge street and storm water extension improvements as set forth in the instrument recorded July 10, 2001, as Document No. 3268956, in Book 7150, at Page 489. (12)

12.	Permanent drainage easement granted to the City of Lenexa as set forth in the instrument recorded September 27, 2001, as Document No. 3304628, in Book 7303, at Page 833. (13)

13.	Permanent landscape and public access easement granted to the City of Lenexa as set forth in the instrument recorded September 27, 2001, as Document No. 3304631, in Book 7303, at Page 842. (14)

14.	Right of way granted to Consolidated Main Sewer District of Johnson County as set forth in the instrument recorded October 8, 2001, as Document No. 3308565, in Book 7326, at Page 472. (15)

15.	Easement granted to Kansas City Power & Light Company as set forth in the instrument recorded April 8, 2002, as Document No. 3398914, in Book 7753, at Page 361. (16)

16.	Easement granted to Kansas City Power & Light Company as set forth in the instrument recorded July 2, 2002, as Document No. 3437232, in Book 7921, at Page 179. (17)

17.	Easement granted to Kansas City Power & Light Company as set forth in the instrument recorded July 19, 2004, as Document No. 20040719-0007715, in Book 200407, at Page 007715. (18)

18.
The obligations and limitations imposed by the holder of the dominant estate, by the document creating the easement estate, shown as Tract 2 in Schedule A hereof, recorded January 23, 2001, as Document No. 3198702, in Book 6830, at Page 720. (19)

19.	Tenancy rights, either as month-to-month, or by virtue of written leases of any person (s) now in possession of any part of the premises in question. (20)

Voicestream PCS II (T-Mobile USA, Inc.) - 3265 East Goldstone Drive, Meridian, Idaho

1.	Taxes, including any assessments collected therewith, for the year 2007 which are a lien not yet due and payable.

2.	Terms and provisions contained in a City of Meridian Ordinance No. 01-920 recorded July 26, 2001 as Instrument No. 101074954, records of Ada County, Idaho.

3.	Terms, provisions, conditions and restrictions contained in the Development Agreement by and between the City of Meridian and Sundance Investments Limited Partnership.
Recorded: October 25, 2001
Instrument No: 101111017

First Addendum to Recitals, Definitions, Conditions, and Final Agreement of the Development Agreement.
Recorded: July 12, 2002
Instrument No: 102078394

First Addendum to Development Agreement with Affidavit of Correctness
Recorded: October 16, 2002
Instrument No: 102119238

4.	An easement for the purpose shown below and rights incidental thereto as set forth in a Sanitary Sewer Easement.
Granted to: City of Meridian, Ada County, Idaho
Purpose: operation and maintenance of a sewer line
Recorded: March 19, 2002
Instrument No: 102032101

Affidavit for Correction Sanitary Sewer Easement
Recorded June 24, 2004
Instrument No: 104079946

5.	An easement for the purpose shown below and rights incidental thereto as set forth in a Storm Water Drainage Easement.
Granted to: Ada County Highway District, a body politic and corporate of the State of Idaho
Purpose: Storm Water Drainage
Recorded: March 21, 2002
Instrument No: 102033296

6.	An easement for the purpose shown below and rights incidental thereto as set forth in a Public Right-of-Way Easement (Sidewalks).
Granted to: Ada County Highway District, a body politic and corporate of the State of Idaho
Purpose: Sidewalks
Recorded: March 21, 2002
Instrument No: 102033298

7.	An easement for the purpose shown below and rights incidental thereto as set forth in an Irrigation Easement.
Granted to Silverstone Corporate Center Association
Purpose: operation and maintenance of an irrigation system
Recorded: April 25, 2002
Instrument No: 102047751

Amendment to Irrigation Easement.
Recorded: December 15, 2003
Instrument No: 103206039

8.	Easements, reservations, restrictions, and dedications as shown on the official plats of Silverstone Subdivision recorded April 30, 2002 as Instrument No. 102121616, records of Ada County, Idaho.

9.
Covenants, Conditions and Restrictions and Easements but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin, unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons as set forth in the document.

Recorded: April 23, 2003
Instrument No: 103067489

10.	An easement for the purpose shown below and rights incidental thereto as set forth in a document.
Granted to: Idaho Power Company
Purpose: Public Utilities
Recorded: March 11, 2004
Instrument No: 104027252

11.	An unrecorded lease with certain terms, covenants, conditions, options, and provisions set forth therein:
Lessor: HP Boise, LLC, a Georgia limited liability company
Lessee: Voicestream PCS Holdings, LLC, a Delaware limited liability company
Disclosed by: Memorandum of Lease
Recorded: December 15, 2003
Instrument No: 103206046

12.	Assignment and Assumption of Lease and Guaranty
Assignor: HP Boise, LLC, a Georgia limited liability company
Assignee: Acquiport Meridian LLC, a Delaware limited liability company
Dated: July 28, 2004
Recorded: July 28, 2004
Instrument No: 104095962

Voicestream PCS II (T-Mobile USA, Inc.) - 3711 San Gabrial, Mission, Texas

1.	Standby fees, taxes and assessments by any taxing authority for the year 2007, and subsequent years.

2.	Easements, building setbacks and reservations as shown according to the map or plat thereof, recorded in Volume 44, Page 10, Map records Hidalgo County, Texas.

3.	Utility Easement and Right of Way dated August 23, 2002, granted to Sharyland Utilities, L.P. recorded under Clerk’s File No. 1115760, Official Records, Hidalgo County, Texas.

4.	Utility Easement and Right of Way dated August 23, 2002, granted to Sharyland Utilities, L.P. recorded under Clerk’s File No. 1115761, Official Records, Hidalgo County, Texas.

5.	Utility Easement dated March 21, 2003, granted to City of Mission recorded under Clerk’s File No, 1180516., Official Records, Hidalgo County, Texas.

6.	Right of Way Easement granted to Hidalgo County Water Control & Improvement District No. 19, recorded in Volume 938, Page 320, Deed Records, Hidalgo County, Texas.

7.	Easement in favor of United Irrigation Company recorded in Volume 655, Page 358, Deed Records, Hidalgo County, Texas.

8.
Maintenance and/or special assessments payable to Plantation Village Commercial Property Owners Association, Inc., as set out in instrument recorded under Clerk’s File No. 841329, Official Records, Hidalgo County, Texas.

9.
Mineral reservations and/or conveyances as set forth by instrument recorded in Volume 955, Page 523, Deed Records, Hidalgo County, Texas; together with all rights incident to the owners and lessees of the minerals.  Title to said interest not checked subsequent to date of aforesaid instrument.

10.
Terms, provisions, and conditions of lease by and between Lexington Mission, L.P., as Lessor, and Voicestream PCS II Corporation, as Lessee, dated February 12, 2004, recorded under Clerk’s File No. 1297802, Official Public Records of Hidalgo County, Texas.

11.	Zoning and building ordinances in favor of the City of Mission.
Exhibit A

GROUND LEASE ESTOPPEL CERTIFICATE FORM

TO:                 __________________________________

c/o _______________________________

__________________________________

__________________________________

Re:
Proposed purchase of leasehold interest in property located at __________________________, _________, __________ (the "Property") pursuant to a Ground Lease dated ______________, ___________("Prime Lease") between the undersigned ("Landlord") and _________________________ ("Tenant") by virtue of that certain Contribution/Purchase and Sale Agreement between __________________ and ________________________ ("Purchaser") dated August __, 2007

Ladies and Gentlemen:

The following statements are made with the knowledge that Purchaser is relying on them in connection with the purchase and assignment of the Tenant's interest in the Prime Lease and, in connection therewith, Purchaser and Tenant and their respective lenders, successors and assigns (collectively, the "Beneficiaries") may rely on them for that purpose.

The undersigned hereby certifies to Purchaser and the other Beneficiaries that the following statements are true, correct and complete as of the date hereof:

1.           The Prime Lease is presently in full force and effect and Tenant is not in default thereunder beyond any applicable notice or cure period.  To the knowledge of the undersigned, no event has occurred that with the giving of notice or the passage of time, or both, would constitute a default under the Prime Lease.

2.           The documents constituting the Prime Lease, as described on Exhibit A attached hereto, constitute the entire agreement between Landlord and Tenant and there has been no amendment, written or oral, to the Prime Lease except as included in Exhibit A.

3.           The term of the Prime Lease commenced on _______________, ____ and, unless sooner terminated in accordance with its terms, the term will end on ____________, with options to extend for successive periods of _______ years each.  Except the foregoing options to extend, if any, there are no termination options, purchase options or rights of first refusal regarding the Property except as set forth in the Prime Lease.

4.           Tenant has not made any payment to Landlord as a security deposit or rental deposit.

5.           To the knowledge of the undersigned, Tenant has not entered into any sublease, assignment or any other agreement transferring any of its interest in the Prime Lease or the Premises, other than ____________________________________ as (sub)tenant.

6.           All exhibits attached hereto are by this reference incorporated fully herein.

7.           The undersigned is duly authorized to execute and deliver this estoppel certificate.

8.           This estoppel certificate is binding upon the undersigned and its successors and assigns and may be relied upon by Purchaser and the other Beneficiaries, and if any mortgage loan encumbering the Property becomes the subject of any securitization, may also be relied upon by the credit rating agency, if any, rating the securities collateralized by the mortgage loan as well as any issuer of such securities and any servicer and/or trustee acting in respect of such securitization.
EXECUTED as of the   day of  , 2007.

_________________________________

By:
Name:
Title:
EXHIBIT A TO GROUND LEASE ESTOPPEL

PRIME LEASE DOCUMENTS

[insert appropriate document list]

Exhibit B

TENANT ESTOPPEL CERTIFICATE FORM

To:                                                                (the “Purchaser”)
c/o Lexington Realty Trust
One Penn Plaza, Suite 4015
New York, New York 10119

Re:

Ladies and Gentlemen:

The following statements are made with the knowledge that Purchaser, and any party providing financing secured by the Property (together with its successors and assigns, the “Lender”) are relying on them in connection with your purchase of the Property and the assignment to you of the lease referred to below in connection therewith, and you and your successors and assigns and successor owners of the Property as well as Lender and the current Landlord (as hereafter defined) may rely on them for all purposes.

The undersigned (“Tenant”), being the Tenant under the lease referred to in Paragraph 1 below and attached hereto as Schedule 1, covering certain premises (“Leased Premises”) at the Property, hereby certifies to you that the following statements are true, correct and complete as of the date hereof:

1.           Tenant is the tenant under a lease currently with _____________________, as landlord (“Landlord”), dated _____________________ demising to Tenant approximately __________________ square feet at the Property, a true, correct and complete copy of which is attached hereto as Schedule 1. The initial term of the lease commenced on _____________________, and will expire on __________________, exclusive of unexercised renewal options and extension options contained in the lease. There have been no amendments, modifications or revisions to the lease, and there are no agreements of any kind between Landlord and Tenant regarding the Leased Premises, except as provided in the lease or except as set forth on Schedule 1.

The lease, and all amendments and other agreements referred to above, are referred to in the following portions of this letter collectively as the “Lease.”

2.           The Lease has been duly authorized and executed by Tenant and is in good standing and in full force and effect.

3.           Tenant has accepted and is presently occupying the Leased Premises. Neither the Lease nor any interest in it has been assigned, transferred, or mortgaged by Tenant, and no sublease, concession agreement or license covering the Leased Premises, or any portion of the Leased Premises, has been entered into by Tenant, except as follows: (if none, write “none”):________.

4.           Tenant is currently obligated to pay fixed or base rent under the Lease in the annual amount of _____________________________ and __/100 Dollars ($___________), payable in monthly installments of ____________________________ and __/100 Dollars ($_____________).  Rent has been paid under the Lease through June 30, 2007 and no sums have been prepaid to Landlord, either as the last month’s rent or otherwise, except as follows: (if none, write “none”):None.

No sums have been deposited with Landlord other than ___________________ Dollars ($___________) deposited as security under the Lease.  Except as specifically stated in the Lease, Tenant is entitled to no rent concessions, free rent, allowances or other similar compensation in connection with renting the Leased Premises. There is currently no work in progress at the Leased Premises by either Tenant or the Landlord nor is there any work on the Leased Premises currently required of Landlord.

5.           To Tenant’s knowledge, neither Landlord nor Tenant is in default under the Lease beyond any applicable cure period and, to Tenant’s knowledge, no event has occurred which, with the giving of notice or passage of time, or both, could result in such a default. Tenant has no knowledge of any setoffs, claims or defenses to enforcement of the Lease in accordance with its terms.

Landlord under the Lease is in full compliance therewith and specifically there exists no default under the Lease.

6.           Without limiting the generality of the statement made in Paragraph 1 above, except as specifically stated in the Lease, Tenant has not been granted: (a) any option to extend the term of the Lease; (b) any option to expand the Leased Premises or to lease additional space within the Property; (c) any right of first refusal on any space at the Property; or (d) any option to terminate the Lease prior to its stated expiration.

7.           Tenant has not been granted any option or right of first refusal to purchase the Leased Premises or the Property or any part thereof, except as set for in Section ___ of the Lease.

8.           Neither Tenant nor any guarantor of Tenant is the subject of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation proceeding, and to the best knowledge of Tenant no such proceeding is contemplated or threatened.

9.           Tenant has not received any notice of any threatened or pending condemnation, eminent domain or other taking of the Leased Premises

Executed this _____ day of ____________________, 2007.

TENANT:

___________________, a___________

By: ________________________________

Its:_________________________________

SCHEDULE 1 TO
TENANT ESTOPPEL CERTIFICATE FORM - GENERAL

LEASE

Exhibit C

FORM OF ASSIGNMENT OF LEASEHOLD INTEREST

UPON RECORDING, PLEASE RETURN TO:

ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT (this “Assignment”) is made as of [      ] [  ], 2007 between [________________], a [____________________] (“Assignor”), and Net Lease Strategic Assets Fund L.P., a Delaware limited partnership (the “Assignee”).

WHEREAS, Assignee is the ground lessee pursuant to that certain [define ground lease agreement] (together with any and all modifications, extensions, replacements, amendments, renewals and assignments thereof are collectively referred to herein as the “Lease”) relating to certain real property and the improvements thereon (the real property and improvements thereon collectively referred to as the “Property”) located in [___________] more particularly described on Exhibit A attached hereto and incorporated herein by reference;

WHEREAS, Assignor now desires to assign to Assignee the Assignor’s leasehold interest in and to the Property, together with all other rights, title and interest existing under the Lease, including, but not limited to, all of Assignor’s right, title and interest as tenant under the Lease; and

WHEREAS, Assignee, in consideration of Assignor’s assignment, has, except as set forth herein, agreed to assume the obligations and duties of Assignor existing under the Lease as tenant under the Lease arising from and after the date hereof.

NOW, THEREFORE, in consideration of TEN DOLLARS and NO/100THS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.  Assignment of Lease.  Assignor hereby assigns, transfers and sets over to Assignee all of Assignor’s right, title and interest as tenant under the Lease, together with all credits, deposits, rights of refusal, options (including, but not limited to, any options to purchase or renew set forth in the Lease), benefits, privileges and rights of Assignor under the Lease.

2.  Assumption of Lease Obligations.  Assignee hereby accepts the assignment set forth in Section 1 above, and further agrees to assume all of the obligations of Assignor under the Lease arising from and after the date hereof.

2.           Further Assurances.  The parties hereby agree to execute such other documents and perform such other acts as may be reasonably necessary or desirable to carry out the intents and purposes of this Assignment.

3.           Governing Law.  This Assignment shall, in all respects, be governed, construed, applied, and enforced in accordance with the law of the State of [_________] without giving effect to the conflict of law principles thereof.

4.           Binding Effect.  This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, successors and assigns.

5.           Execution in Counterparts.  This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Assignment.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be signed as of the date first above written.

“ASSIGNOR”

[____________________]

By:	_____________________________
Name:
Title:

State of New York	)
	)	ss.:
County of . . . . . . .	)

     On the . . . . . . day of . . . . . . in the year . . . . . . before me, the undersigned, personally appeared . . . . . ., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

WITNESS my hand, at office, this ____ day of _________, 2007.

_____________________________
Notary Public
My Commission Expires:

________________________

[Signatures continue on next page.]

“ASSIGNEE”

NET LEASE STRATEGIC ASSETS FUND L.P., a Delaware limited partnership

By: LMLP GP LLC, it general partner

By:	_____________________________
Name:
Title:

State of New York	)
	)	ss.:
County of . . . . . . .	)

     On the . . . . . . day of . . . . . . in the year . . . . . . before me, the undersigned, personally appeared . . . . . ., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

WITNESS my hand, at office, this ____ day of _________, 2007.

_____________________________
Notary Public
My Commission Expires:

________________________

EXHIBIT A TO ASSIGNMENT

LEGAL DESCRIPTION
Exhibit D

FORM OF ASSIGNMENT OF INTEREST

ASSIGNMENT OF INTEREST

THIS ASSIGNMENT OF INTEREST (this “Assignment”) is made as of [      ] [  ], 2007 between The Lexington Master Limited Partnership, a Delaware limited partnership (“Assignor”), and Net Lease Strategic Assets Fund L.P., a Delaware limited partnership (the “Partnership”).

WHEREAS, Assignor is the owner of a 100% [TYPE OF INTEREST] in [ENTITY] (the “Interest”); and

WHEREAS, Assignor desires to assign, transfer and convey all of its right, title and interest in the Interest to the Partnership.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Assignment.  Assignor hereby assigns, transfers and sets over to the Partnership the Interest including all capital relating thereto and profits derived therefrom, in each case, free of liens, security interests and encumbrances.  The Partnership hereby accepts such assignment, and assumes all of Assignor’s duties, obligations and rights relating to the Interest on and after the date hereof subject to the terms of the [limited liability company] [limited partnership] agreement of [ENTITY].

2.           Parties Bound.  No party may assign this Assignment without the prior written consent of the other party, and any such prohibited assignment shall be void.  Subject to the foregoing, this Assignment shall be binding upon and inure to the benefit of the respective legal representatives, successors, assigns, heirs, and devisees of the parties.

3.           Governing Law.  This Assignment shall, in all respects, be governed, construed, applied, and enforced in accordance with the law of the State of Delaware without giving effect to the conflict of law principles thereof.

4.           Time.  Time is of the essence in the performance of this Assignment.

5.           Execution in Counterparts.  This Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Assignment.  To facilitate execution of this Assignment, the parties may execute and exchange by telephone facsimile counterparts of the signature pages

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be signed as of the date first above written.

THE LEXINGTON MASTER LIMITED PARTNERSHIP, a Delaware limited partnership

By: Lex GP-1 Trust, its general partner

By:	_____________________________
Name:
Title:

NET LEASE STRATEGIC ASSETS FUND L.P., a Delaware limited partnership

By: LMLP GP LLC, it general partner

By:	_____________________________
Name:
Title:

Exhibit E

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE is made this _____ day of ____________, 200, by and between _______________________________ (“Assignor”), and __________________________________ (“Assignee”), with reference to the following facts:

A.           Assignor, as lessor, has entered into the lease described on Exhibit A attached hereto (collectively, the “Lease”) covering certain premises located upon that certain parcel of real property situated in the more particularly described in Exhibit B attached hereto.

B.           Pursuant to the terms of that certain Purchase and Sale Agreement entered into by Assignor and Assignee, dated as of August 10, 2007 (the “Agreement”), Assignor now desires to assign and transfer to Assignee all of Assignor’s interest as lessor in the Lease, subject to the rentals, terms, covenants, obligations, easements and restrictions set forth therein.

NOW THEREFORE, in consideration of the mutual covenants and conditions herein below set forth, it is agreed:

1.           Effective as of the date hereof (the “Effective Date”), Assignor assigns and transfers to Assignee, all of Assignor’s right, title and interest as landlord, accruing after the Effective Date, in and to the Lease, subject to the rentals, terms, covenants, obligations, easements and restrictions set forth in the Lease.

2.           Assignee hereby accepts the assignment of the Lease as of the Effective Date, shall be entitled to all rights and benefits accruing to the landlord thereunder and hereby assumes all obligations thereunder and agrees to be bound by the terms of the Lease, from and after the Effective Date.

3.           Assignor hereby agrees to indemnify and hold harmless Assignee from any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees) which Assignee incurs under the Lease, and from any and all claims and demands whatsoever which are asserted against Assignee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained therein, which liability, loss, cost, damage, expense, claim or demand arises from acts, events or omissions accruing on or before the Effective Date.  If Assignee incurs any such liability, loss, cost, damage or expense under the Lease or in defense against any such claims or demands, the amount thereof (including costs, expenses and reasonable attorneys’ fees) together with interest thereon at the rate of ten percent (10%) per annum from the date any payment is made, shall be reimbursed to Assignee by Assignor immediately upon demand.

4.           Assignee hereby agrees to indemnify and hold harmless Assignor from any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees) which Assignor incurs under the Lease, and from any and all claims and demands whatsoever which are asserted against Assignor by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained therein, which liability, loss, cost, damage, expense, claim or demand arises from acts, events or omissions accruing after the Effective Date provided not in any way attributable to Assignor.  If Assignor incurs any such liability, loss, cost, damage or expense under the Lease or in defense against any such claims or demands, the amount thereof (including costs, expenses and reasonable attorneys’ fees) together with interest thereon at the rate of ten percent (10%) per annum from the date any payment is made, shall be reimbursed to Assignor by Assignee immediately upon demand.

5.           The indemnity provisions of Sections 3 and 4 herein shall survive for a period of thirty (30) months from the date hereof, and any claim made thereunder must be made within such thirty (30) month period.

6.           The provisions of this instrument shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

7.           This Assignment and Assumption of Lease may be executed in counterparts which taken together shall constitute one and the same instrument.

8.           Assignor hereby covenants that it will, at any time and from time to time, execute any documents and take such additional actions as Assignee or its successors or assigns shall reasonably require in order to more completely or perfectly carry out the transfers intended to be accomplished by this Assignment and Assumption of Lease.

[Signatures on Following Page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Lease as of the date set forth above.

ASSIGNOR:

______________________________

By:           ________________________

Name:                      ________________________

Its:           ________________________

By:           ________________________

Name:                      ________________________

Its:           ________________________

ASSIGNEE:

______________________________

By:           ________________________

Name:                      ________________________

Its:           ________________________

Exhibit F

______________ __, 2007

VIA FEDEX AND FACSIMILE
[Insert Tenant Notice Address]

Re: Notification Regarding Change of Address and Rent Redirection

Ladies and Gentlemen:

This letter is to notify you, as the tenant of the property located at [Insert property address] (the “Property”), that all notices from you to [Insert Landlord name] (“Landlord”) concerning any matter relating to your lease with Landlord should be sent to Landlord at the address set forth below:
[Insert Address]

From the date of this letter, all rentals and other payments that become due under the terms of your Lease subsequent to the date hereof should be mailed to the address below:
[Insert Address]

If you have any questions regarding this notice, please contact [______________] at (___) ___-____.

Sincerely,
[Insert Landlord Signature block]